AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2000
                                                               File No. 33-42484
                                                               File No. 811-6400

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                     POST-EFFECTIVE AMENDMENT NO. 28    /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                          AMENDMENT NO. 30             /X/

                                 THE ARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 2 OLIVER STREET
                           BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 932-7781

                                  MARK E. NAGLE
                               C/O SEI CORPORATION
                            OAKS, PENNSYLVANIA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
                            RICHARD W. GRANT, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box)

               / X / immediately upon filing pursuant to paragraph (b) / / on pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)
               / / 75 days after filing pursuant to paragraph (a)
               / / on [date] pursuant to paragraph (a) of Rule 485.

                           GOLDEN OAK FAMILY OF FUNDS
                                   PROSPECTUS

                                  MAY 31, 2000

                                GROWTH PORTFOLIO
                                 VALUE PORTFOLIO

                          TAX-MANAGED EQUITY PORTFOLIO

                            SMALL CAP VALUE PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                       INTERMEDIATE-TERM INCOME PORTFOLIO

                        MICHIGAN TAX FREE BOND PORTFOLIO
                     PRIME OBLIGATION MONEY MARKET PORTFOLIO

                                 THE ARBOR FUND

             INSTITUTIONAL SHARES, CLASS A SHARES AND CLASS B SHARES

                                   ADVISED BY
                                  CITIZENS BANK

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Golden Oak Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares, Class A Shares and Class B Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.


Institutional, Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.


      INSTITUTIONAL SHARES
      -   NO SALES CHARGE
      -   NO 12b-1 OR SHAREHOLDER FEES
      -   $1,000,000 MINIMUM INITIAL INVESTMENT

      CLASS A SHARES
      -   FRONT-END SALES CHARGE
      -   12b-1 FEES
      -   $1,000 MINIMUM INITIAL INVESTMENT

      CLASS B SHARES
      -   CONTINGENT DEFERRED SALES CHARGE
      -   HIGHER 12b-1 FEES
      -   $1,000 MINIMUM INITIAL INVESTMENT
      -   CONVERT TO CLASS A SHARES AFTER 7 YEARS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE PORTFOLIOS. FOR MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:



                                                                        PAGE

     GOLDEN OAK GROWTH PORTFOLIO........................................XXX
     GOLDEN OAK VALUE PORTFOLIO.........................................XXX
     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO............................XXX
     GOLDEN OAK SMALL CAP VALUE PORTFOLIO...............................XXX
     GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO..........................XXX
     GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO......................XXX
     GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO........................XXX
     GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO.................XXX
     MORE INFORMATION ABOUT RISK........................................XXX
     MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS.......................XXX
     INVESTMENT ADVISER AND SUB-ADVISERS ...............................XXX
     PORTFOLIO MANAGERS.................................................XXX
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES................XXX
     DISTRIBUTION OF PORTFOLIO SHARES...................................XXX
     DIVIDENDS AND DISTRIBUTIONS .......................................XXX
     TAXES..............................................................XXX
     FINANCIAL HIGHLIGHTS...............................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         GOLDEN OAK FAMILY OF FUNDS....................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments. A PORTFOLIO SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Portfolio (other than the Golden Oak Prime Obligation Money Market Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

GROWTH PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                 Total return

INVESTMENT FOCUS                Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY          Medium

PRINCIPAL INVESTMENT STRATEGY   Investing in common stocks of established U.S.
                                companies that demonstrate positive sustainable earnings growth

INVESTOR PROFILE                Investors who seek total return and are willing
                                to bear the risk of investing in equity
                                securities


INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of established U.S. companies with large market capitalizations (in the upper 90% of the Frank Russell 1000 Growth Index). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of computer-intensive systematic disciplines and traditional fundamental research to uncover signs of "change at the margin," positive business developments which are not yet fully reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations.

The Sub-Adviser may sell a stock if the reason for its original purchase changes (i.e., earnings deceleration, negative changes in expectations, decline in fundamental quality) or a better stock is identified. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The Portfolio is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*


                        1994                    (2.20)%
                        1995                    14.90%
                        1996                    22.48%
                        1997                    28.88%
                        1998                    42.51%
                        1999                    53.38%

                  BEST QUARTER                WORST QUARTER
                     36.96%                      (6.48)%
                   (12/31/99)                   (9/30/98)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 3.76%.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.



INSTITUTIONAL SHARES             1 YEAR        5 YEARS       SINCE INCEPTION
----------------------------------------------------------------------------
GOLDEN OAK GROWTH PORTFOLIO      53.38%        31.72%          22.53%*
RUSSELL 1000 GROWTH INDEX        33.16%        32.41%          24.30%**

*    Since 2/1/93
**   Since 2/28/93

CLASS A SHARES                   1 YEAR        5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------
GOLDEN OAK GROWTH PORTFOLIO     44.05%         29.82%        23.25%*
RUSSELL 1000 GROWTH INDEX       33.16%         32.41%        25.62%**

*    Since 6/18/93
**   Since 6/30/93

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  INSTITUTIONAL SHARES  CLASS A SHARES  CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                    None            5.75%          None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                  None             None         5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                       None             None          None
Redemption Fee (as a percentage of amount redeemed, if applicable)        None             None          None
Exchange Fee                                                              None             None          None


* This sales charge varies depending upon how much you invest. See "How to Purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."

ANNUAL PORTFOLIO OPERATING EXPENSES  (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


                                              INSTITUTIONAL SHARES    CLASS A SHARES         CLASS B SHARES
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                               0.74%               0.74%                  0.74%
Distribution and Service (12b-1) Fees                  None                0.25%                  1.00%
Other Expenses                                         0.32%               0.32%                  0.32%
                                                       -----               -----                  -----
Total Annual Portfolio Operating Expenses              1.06%               1.31%                  2.06%


For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                             1 YEAR        3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES            $108          $337        $585       $1,294
CLASS A SHARES                  $701          $966      $1,252       $2,063
CLASS B SHARES                  $709          $946      $1,308       $2,107

IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                             1 YEAR        3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES            $108          $337        $585       $1,294
CLASS A SHARES                  $701          $966      $1,252       $2,063
CLASS B SHARES                  $209          $646      $1,108       $2,107

VALUE PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation

INVESTMENT FOCUS                 Medium to large capitalization U.S. common
                                 stocks

SHARE PRICE VOLATILITY           Medium

PRINCIPAL INVESTMENT STRATEGY    Investing in common stocks which are
                                 undervalued relative to a company's earnings

INVESTOR PROFILE                 Investors who seek long term capital
                                 appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of established U.S. companies with medium to large market capitalizations (in excess of $3 billion). The Adviser has engaged Systematic Financial Management, LP, as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies which it believes are undervalued relative to a company's historic and expected earnings. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.


The Portfolio is also subject to the risk that medium to large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is a successor to a common trust fund managed by the Adviser until June 23, 1997 and thereafter by the Sub-Adviser. The periods prior to June 23, 1997 represent the performance of the common trust fund while it was managed by the Adviser. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*


                   1990                   (8.07)%
                   1991                   25.11%
                   1992                    7.82%
                   1993                    8.96%
                   1994                   (3.27)%
                   1995                   33.12%
                   1996                   22.21%
                   1997                   30.38%
                   1998                    6.18%
                   1999                   19.04%

                BEST QUARTER            WORST QUARTER
                  15.27%                  (17.06)%
                 (12/31/98)               (9/30/98)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 1.27%.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.



INSTITUTIONAL SHARES                1 YEAR       5 YEARS       10 YEARS
------------------------------------------------------------------------
GOLDEN OAK VALUE PORTFOLIO        19.04%          21.81%        13.36%

RUSSELL 1000 VALUE INDEX           7.34%          23.08%        15.62%

CLASS A SHARES                     1 YEAR       SINCE INCEPTION
--------------------------------------------------------------
GOLDEN OAK VALUE PORTFOLIO        11.91%         10.90%*
RUSSELL 1000 VALUE INDEX           7.34%         15.62%**

*      Since 6/23/97
**     Since 6/30/97

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower growth rates and price-to-book ratios.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                       INSTITUTIONAL SHARES  CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                         None             5.75%            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                       None             None            5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                            None             None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None             None             None
Exchange Fee                                                                   None             None             None


* This sales charge varies depending upon how much you invest. See "How to Purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*


                                                INSTITUTIONAL SHARES    CLASS A SHARES       CLASS B SHARES
----------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                              0.74%                 0.74%                0.74%
Distribution and Service (12b-1) Fees                  None                 0.25%                1.00%
Other Expenses                                        0.35%                 0.35%                0.35%
                                                      -----                 -----                -----
Total Annual Portfolio Operating Expenses             1.09%                 1.34%                2.09%


For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                              1 YEAR     3 YEARS        5 YEARS     10 YEARS
INSTITUTIONAL SHARES          $111         $347         $601        $1,329
CLASS A SHARES                $704         $975       $1,267        $2,095
CLASS B SHARES                $712         $955       $1,324        $2,139


IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:



                              1 YEAR     3 YEARS        5 YEARS     10 YEARS
INSTITUTIONAL SHARES          $111         $347         $601        $1,329
CLASS A SHARES                $704         $975       $1,267        $2,095
CLASS B SHARES                $212         $655       $1,124        $2,139

TAX-MANAGED EQUITY PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                  High long-term after-tax returns

INVESTMENT FOCUS                 Common stock of U.S. companies

SHARE PRICE VOLATILITY           Medium

PRINCIPAL INVESTMENT STRATEGY    Investing in large U.S. companies while
                                 attempting to maximize after-tax returns

INVESTOR PROFILE                 Long-term investors who are looking for a blend
                                 of performance and tax-efficiency and are willing to accept the risks of equity investing

INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of well-established U.S. companies with large market capitalizations (in excess of $5 billion). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies and uses a blend of computer analysis and traditional fundamental research to uncover positive business developments which are not reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations and it purchases stocks of such companies after evaluating expected risk and return. The Sub-Adviser attempts to build a portfolio that maximizes after-tax returns by monitoring the following developments to help maximize after-tax returns: all short-term and long-term capital gains; the amount and frequency of dividend payments; and when dividends are declared and paid. Conversely, stocks of the Portfolio are sold after tax consequences are considered and weighed against the potential for enhanced returns from new investment opportunities.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Although the Portfolio seeks to maximize after-tax returns, the Portfolio's investments in common stocks that appreciate in value may create unrealized gains. These gains would become realized when those stocks are sold, and may result in tax consequences for the Portfolio's shareholders. High levels of unrealized gains, therefore, may limit the ability of the Portfolio to achieve its goal of high after-tax returns if the Portfolio is required to sell securities to meet shareholder redemption requests or for other reasons at a time when doing so would have significant tax consequences for shareholders. As of April 30, 2000, the Portfolio held securities with a market value of approximately $37.4 million of which $22.8 million represented unrealized gains.


The Portfolio is also subject to the risk that large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is a successor to a common trust fund managed by the Adviser until April 30, 1999 and thereafter by the Sub-Adviser. The periods prior to April 30, 1999 represent the performance of the common trust fund while it was managed by the Adviser. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*


                        1990                 (3.29)%
                        1991                 27.63%
                        1992                 11.28%
                        1993                  6.31%
                        1994                 (0.32)%
                        1995                 34.77%
                        1996                 22.92%
                        1997                 25.30%
                        1998                 26.72%
                        1999                 14.16%
                   BEST QUARTER                WORST QUARTER
                      24.39%                      (11.65)%
                    (12/31/98)                   (9/30/90)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 5.25%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P 500 INDEX.



INSTITUTIONAL SHARES                         1 YEAR     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO     14.16%      24.60%     15.89%
S&P 500 INDEX                               21.04%      28.55%     18.20%



CLASS A SHARES                               1 YEAR     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO      7.17%      22.74%     14.88%
S&P 500 INDEX                               21.04%      28.55%     18.20%

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                      INSTITUTIONAL SHARES CLASS A SHARES  CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                        None            5.75%           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                      None            None            5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                           None            None            None
Redemption Fee (as a percentage of amount redeemed, if applicable)            None            None            None
Exchange Fee                                                                  None            None            None


*   This sales charge varies depending upon how much you invest.
    See "Purchasing Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


                                           INSTITUTIONAL SHARES    CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------------
Investment Advisory Fees                         0.74%                0.74%            0.74%
Distribution and Service (12b-1) Fees             None                0.25%            1.00%
Other Expenses                                   0.47%                0.47%            0.47%
                                                 -----                -----            -----
Total Annual Portfolio Operating Expenses        1.21%                1.46%            2.21%

-------------------------------------------------------------------------------

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:



     Golden Oak Tax-Managed Equity Portfolio - Institutional Shares       1.10%
     Golden Oak Tax-Managed Equity Portfolio - Class A Shares             1.35%
     Golden Oak Tax-Managed Equity Portfolio - Class B Shares             2.10%


For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:


IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                             1 YEAR       3 YEARS         5 YEARS        10 YEARS
INSTITUTIONAL SHARES          $123           $384           $665          $1,466
CLASS A SHARES                $715         $1,010         $1,327          $2,221
CLASS B SHARES                $724           $991         $1,385          $2,266

IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                             1 YEAR       3 YEARS         5 YEARS        10 YEARS
INSTITUTIONAL SHARES          $123           $384           $665          $1,466
CLASS A SHARES                $715         $1,010         $1,327          $2,221
CLASS B SHARES                $224           $691         $1,185          $2,266

GOLDEN OAK SMALL CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Small capitalization U.S. common stocks

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of small companies
                                  which are undervalued relative to a company's cash flow

INVESTOR PROFILE                  Investors who seek long term capital
                                  appreciation and who are willing to bear the risks of investing in small cap stocks

INVESTMENT STRATEGY OF THE GOLDEN OAK SMALL CAP VALUE PORTFOLIO

The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with small capitalizations (less than $2 billion). The Adviser has engaged Systematic Financial Management, L.P., as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies that are generating cash flow, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies.

PRINCIPAL RISKS OF INVESTING IN THE GOLDEN OAK SMALL CAP VALUE PORTFOLIO

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Portfolio is also subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Portfolio opened to investors on September 1, 1999, and therefore, did not have a full calendar year of performance information at the time this prospectus was printed.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        INSTITUTIONAL SHARES   CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                          None              5.75%              None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                        None              None              5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                             None              None               None
Redemption Fee (as a percentage of amount redeemed, if applicable)              None              None               None
Exchange Fee                                                                    None              None               None


*    This sales charge varies depending upon how much you invest. See
     "How to Purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."


ANNUAL PORTFOLIO OPERATING EXPENSE (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


                                                       INSTITUTIONAL SHARES   CLASS A SHARES      CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.99%               0.99%               0.99%
Distribution and Service (12b-1) Fees                        None               0.25%               1.00%
Other Expenses                                              0.56%               0.56%               0.56%
                                                            -----               -----               -----
Total Annual Portfolio Operating Expenses                   1.55%               1.80%               2.55%


-------------------------------------------------------------------------------
* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

    Golden Oak Small Cap Value Portfolio - Institutional Shares        1.35%
    Golden Oak Small Cap Value Portfolio - Class A Shares              1.60%
    Golden Oak Small Cap Value Portfolio - Class B Shares              2.35%


For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:




IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                                1 YEAR          3 YEARS        5 YEARS          10 YEARS
INSTITUTIONAL SHARES             $158            $490           $845           $1,845
CLASS A SHARES                   $747          $1,109         $1,494           $2,569
CLASS B SHARES                   $758          $1,093         $1,555           $2,616


IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                                1 YEAR          3 YEARS        5 YEARS          10 YEARS
INSTITUTIONAL SHARES             $158            $490           $845           $1,845
CLASS A SHARES                   $747          $1,109         $1,494           $2,569
CLASS B SHARES                   $258            $793         $1,355           $2,616

GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Common stocks of companies operating in
                                  Europe, Japan and the Pacific Basin

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in a broad selection of companies
                                  operating in diverse markets outside of the United States

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation and want to diversify their investments by investing overseas, and who are willing to bear the risks of international investing


INVESTMENT STRATEGY OF THE GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO

The Portfolio invests primarily (at least 65% of its assets) in common stocks of foreign companies. The Portfolio will generally invest in companies that operate in established markets, such as Europe, Japan and the Pacific Basin, but may invest to a lesser extent in emerging market companies. The Adviser has engaged BlackRock International, Ltd., as sub-adviser (Sub-Adviser) to manage the portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser begins with a "top-down" analysis of general global economic conditions to determine how the Portfolio's investments will be allocated among these foreign regions. It then conducts a "bottom-up" fundamental analysis that evaluates key performers operating in industry sectors that the Sub-Adviser believes have the best potential for long-term growth. The Sub-Adviser focuses its analysis on individual companies' earnings growth potential and the quality of corporate management. The Sub-Adviser generally does not base stock selections on company size, but rather on a company's fundamental prospects for growth and the current valuation of the security. As a result, the Portfolio may own stocks of smaller capitalization companies. The Sub-Adviser monitors the securities held by the Portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in a company's growth prospects or a region's economic outlook, or better investment opportunities become available. The Portfolio may use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

PRINCIPAL RISKS OF INVESTING IN THE GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO


Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The foreign small to medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small to medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Portfolio's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The Portfolio is also subject to the risk that international stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Portfolio is new and, therefore, did not have performance information at the time this prospectus was printed.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                       INSTITUTIONAL SHARES  CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                         None               5.75%            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                       None               None             5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                            None               None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None               None             None
Exchange Fee                                                                   None               None             None


*     The sales charge varies depending upon how much you invest.  See
      "How to Purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."


ANNUAL PORTFOLIO OPERATING EXPENSE (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                                                     INSTITUTIONAL SHARES   CLASS A SHARES  CLASS B SHARES
-----------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                0.90%                  0.90%             0.90%
Distribution and Service (12b-1) Fees                    None                  0.25%             1.00%
Other Expenses                                          0.70%                  0.70%             0.70%
                                                        -----                  -----             -----
Total Annual Portfolio Operating Expenses               1.60%                  1.85%             2.60%



-------------------------------------------------------------------------------

* The Portfolio's total actual annual Portfolio operating expenses may be less than the amount shown because the Adviser intends to waive a portion of the fees in order to keep total operating expenses at a specified level.
The Adviser may discontinue all or part of these waivers at any time. With this fee waiver, the Portfolio's actual total operating expenses should be as follows:


     Golden Oak International Equity Portfolio - Institutional Shares     1.50%
     Golden Oak International Equity Portfolio - Class A Shares           1.75%
     Golden Oak International Equity Portfolio - Class B Shares           2.50%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                                1 YEAR               3 YEARS
INSTITUTIONAL SHARES            $163                   $505
CLASS A SHARES                  $752                 $1,123
CLASS B SHARES                  $763                 $1,108

IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:


                                1 YEAR              3 YEARS
INSTITUTIONAL SHARES            $163                  $505
CLASS A SHARES                  $752                $1,123
CLASS B SHARES                  $263                  $808

INTERMEDIATE-TERM INCOME PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                   Current income consistent with limited price
                                  volatility

INVESTMENT FOCUS                  Fixed income obligations of the U.S. Treasury,
                                  U.S. government agencies and U.S. corporations

SHARE PRICE VOLATILITY            Low

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of U.S. government
                                  and corporate fixed income securities to attempt to maximize return while limiting risk

INVESTOR PROFILE                  Conservative investors who want to receive
                                  income with limited risk of share price
                                  volatility

INVESTMENT STRATEGY

The Portfolio primarily invests (at least 65% of its assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities rated in one of the top two ratings categories, and in U.S. corporate debt rated in one of the top three ratings categories. In selecting investments for the Portfolio, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to provide the highest level of income and capital appreciation, consistent with keeping a low level of share price fluctuation. The Adviser actively manages the maturity of the Portfolio and purchases securities which will, on average, mature in three to ten years. Under normal circumstances, the Adviser anticipates that the Portfolio's dollar-weighted average maturity will be approximately nine years; however, the Adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.

PRINCIPAL RISKS OF INVESTING

The prices the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio is also subject to the risk that its investment strategy which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*


                     1994                    (2.10)%
                     1995                    13.64%
                     1996                     2.80%
                     1997                     7.20%
                     1998                     9.17%
                     1999                    (3.21)%
                  BEST QUARTER               WORST QUARTER
                      5.60%                     (1.92)%
                    (9/30/98)                  (6/30/99)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 2.58%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.




INSTITUTIONAL SHARES                                       1 YEAR     5 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------
GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO              (3.21)%     5.76%        4.69%*
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX            (2.15)%     7.60%        5.93%**

*      Since 2/1/93
**     Since 2/28/93


CLASS A SHARES                                             1 YEAR     5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------
GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO              (7.93)%     4.51%        3.54%*
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX            (2.15)%     7.60%        5.70%**


*      Since 6/18/93
**     Since 6/30/93

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U. S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade
(BBB) or higher, with maturities of 1 to 10 years.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                       INSTITUTIONAL SHARES   CLASS A SHARES  CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                        None               4.50%            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                      None               None             5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                           None               None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)            None               None             None
Exchange Fee                                                                  None               None             None


*     This sales charge varies depending upon how much you invest.  See
      "How to purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*

                                                            INSTITUTIONAL SHARES   CLASS A SHARES      CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                         0.50%                 0.50%                 0.50%
Distribution and Service (12b-1) Fees                             None                 0.25%                 1.00%
Other Expenses                                                   0.30%                 0.30%                 0.30%
                                                                 -----                 -----                 -----
Total Annual Portfolio Operating Expenses                        0.80%                 1.05%                 1.80%


-------------------------------------------------------------------------------
* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:


     Golden Oak Intermediate Term Income Portfolio - Institutional Shares     0.65%
     Golden Oak Intermediate Term Income Portfolio - Class A Shares           0.90%
     Golden Oak Intermediate Term Income Portfolio - Class B Shares           1.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                               1 YEAR         3 YEARS         5 YEARS       10 YEARS
INSTITUTIONAL SHARES               $82           $255           $444           $990
CLASS A SHARES                    $552           $769         $1,003         $1,675
CLASS B SHARES                    $683           $866         $1,175         $1,826

IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                               1 YEAR         3 YEARS         5 YEARS       10 YEARS
INSTITUTIONAL SHARES               $82           $255           $444           $990
CLASS A SHARES                    $552           $769         $1,003         $1,675
CLASS B SHARES                    $183           $566           $975         $1,826

MICHIGAN TAX FREE BOND PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                         Current income exempt from both federal
                                        and Michigan state income taxes,
                                        consistent with preservation of capital

INVESTMENT FOCUS                        Tax-free Michigan municipal securities

SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Invests in municipal obligations which
                                        pay interest that is exempt from both
                                        federal and Michigan state income tax

INVESTOR PROFILE                        Conservative taxable investors who want
                                        to receive current income exempt from
                                        federal and Michigan state income tax
                                        and are willing to bear the moderate
                                        risk of investing in a portfolio of
                                        intermediate-term securities affected by changes in economic conditions and governmental policies within Michigan

INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets (at least 80%) in municipal securities that generate income exempt from federal and Michigan state income taxes. These securities include securities of municipal issuers located in Michigan, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio will invest most of its assets in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Portfolio's Adviser will purchase investment grade municipal securities and attempt to maintain an average weighted portfolio maturity of three to ten years. The maximum maturity for any individual security is thirty years. In selecting securities for the Portfolio, the Adviser will consider each security's yield and total return potential relative to other available municipal securities. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.

PRINCIPAL RISKS OF INVESTING

The prices the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio's concentration of investments in securities of issuers located in Michigan subjects the Portfolio to economic conditions and government policies within that state. As a result, the Portfolio will be more susceptible to factors that adversely affect issuers of Michigan obligations than a mutual fund that does not have as great a concentration in Michigan municipal obligations.

The Portfolio is also subject to the risk that Michigan municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The periods prior to June 23, 1997, when the Portfolio began operating, represent the performance of the Adviser's similarly managed predecessor common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

                       1990               6.39%
                       1991              10.23%
                       1992               6.58%
                       1993               9.71%
                       1994              (3.06)%
                       1995              12.09%
                       1996               3.24%
                       1997               6.20%
                       1998               5.10%
                       1999              (0.43)%

                  BEST QUARTER          WORST QUARTER
                     4.56%                 (3.82)%
                   (3/31/95)              (3/31/94)

- The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 1.24%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE MERRILL LYNCH 1-12 YEAR MUNICIPAL BOND INDEX.


INSTITUTIONAL SHARES                                        1 YEAR       5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO                (0.43)%        5.16%        5.51%
MERRILL LYNCH 1-12 YEAR MUNICIPAL BOND INDEX               (0.01)%        6.31%        6.41%



CLASS A SHARES                                             1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------
GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO                (5.02)%      1.56%*
MERRILL LYNCH 1-12 YEAR MUNICIPAL BOND INDEX               (0.01)%      4.39%**


*      Since 6/23/97
**     Since 6/30/97

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-12 Year Municipal Bond Index is a widely recognized broad-based measure of the performance of the U.S. tax exempt bond market for securities with maturities of one to twelve years.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         INSTITUTIONAL SHARES  CLASS A SHARES  CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                                           None             4.50%           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                                         None              None           5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                              None              None           None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None              None           None
Exchange Fee                                                                     None              None           None


* This sales charge varies depending upon how much you invest. See "How to Purchase Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*

                                                       INSTITUTIONAL SHARES     CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                     0.50%                0.50%                 0.50%
Distribution and Service (12b-1) Fees                         None                0.25%                 1.00%
Other Expenses                                               0.32%                0.32%                 0.32%
                                                             -----                -----                 ----
Total Annual Portfolio Operating Expenses                    0.82%                1.07%                 1.82%


-------------------------------------------------------------------------------
* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:



   Golden Oak Michigan Tax Free Bond Portfolio - Institutional Shares      0.65%
   Golden Oak Michigan Tax Free Bond Portfolio - Class A Shares            0.90%
   Golden Oak Michigan Tax Free Bond Portfolio - Class B Shares            1.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                                1 YEAR       3 YEARS        5 YEARS      10 YEARS
INSTITUTIONAL SHARES              $84           $262          $455        $1,014
CLASS A SHARES                   $554           $775        $1,014        $1,697
CLASS B SHARES                   $685           $873        $1,185        $1,848


IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                                1 YEAR       3 YEARS        5 YEARS      10 YEARS
INSTITUTIONAL SHARES              $84           $262          $455        $1,014
CLASS A SHARES                   $554           $775        $1,014        $1,697
CLASS B SHARES                   $185           $573          $985        $1,848

PRIME OBLIGATION MONEY MARKET PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income

INVESTMENT FOCUS                        Money market instruments

SHARE PRICE VOLATILITY                  Very low

PRINCIPAL INVESTMENT STRATEGY           Investing in a broad range of short-term
                                        high quality U.S. dollar-denominated
                                        debt securities

INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income through a liquid
                                        investment


INVESTMENT STRATEGY

The Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized rating organizations, or unrated securities that Wellington Management Company, LLP (Sub-Adviser) determines are of comparable quality. The Portfolio invests in short-term securities, including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Portfolio may also enter into fully-collateralized repurchase agreements.


The Adviser has engaged Wellington Management Company, LLP as sub-adviser to manage the Portfolio on a day-to-day basis. Using top-down strategy setting and bottom-up security selection, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Portfolio as a whole. The Portfolio follows strict SEC rules about credit quality, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market Portfolio seeks to keep a constant price per share of $1.00, you may lose money by investing in the Portfolio.


Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*


                       1994               3.97%
                       1995               5.77%
                       1996               5.23%
                       1997               5.38%
                       1998               5.34%
                       1999               4.98%


                  BEST QUARTER           WORST QUARTER
                     1.44%                  0.74%
                   (6/30/95)              (3/31/94)


* The performance shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 1.39%.

Call 1-800-545-6331 for the Portfolio's most current 7-day yield.

THIS TABLE SHOWS THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999.


INSTITUTIONAL SHARES                                                 1 YEAR        5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO                   4.98%         5.34%           4.81%*

*     Since 2/1/93

CLASS A SHARES                                                        1 YEAR       5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO                   4.72%          5.08%           4.87%*

*    Since 1/20/94

PORTFOLIO FEES AND EXPENSES



THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD PORTFOLIO SHARES.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    INSTITUTIONAL SHARES  CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                         None           None               None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)*                                       None           None              5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                           None           None               None
Redemption Fee (as a percentage of amount redeemed, if applicable)            None           None               None
Exchange Fee                                                                  None           None               None


* This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "How to Purchase Portfolio Shares."



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*

                                                    INSTITUTIONAL SHARES      CLASS A SHARES          CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.30%                 0.30%                   0.30%
Distribution and Service (12b-1) Fees                       None                  0.25%                   1.00%
Other Expenses                                              0.30%                 0.30%                   0.30%
                                                            -----                 -----                   -----
Total Annual Portfolio Operating Expenses                   0.60%                 0.85%                   1.60%

-------------------------------------------------------------------------------
* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:


    Golden Oak Prime Obligation Money Market Portfolio - Institutional Shares    0.40%
    Golden Oak Prime Obligation Money Market Portfolio - Class A Shares          0.65%
    Golden Oak Prime Obligation Money Market Portfolio - Class B Shares          1.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

IF YOU SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                               1 YEAR        3 YEARS       5 YEARS      10 YEARS
INSTITUTIONAL SHARES            $61             $192         $335          $750
CLASS A SHARES                  $87             $271         $471        $1,049
CLASS B SHARES                 $663             $805       $1,071        $1,605

IF YOU DO NOT SELL YOUR FUND SHARES AT THE END OF THE PERIOD:

                               1 YEAR        3 YEARS       5 YEARS      10 YEARS
INSTITUTIONAL SHARES            $61             $192         $335          $750
CLASS A SHARES                  $87             $271         $471        $1,049
CLASS B SHARES                 $163             $505         $871        $1,605

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities        Golden Oak Growth Portfolio
include public and privately issued    Golden Oak Value Portfolio
equity securities, common and          Golden Oak Tax-Managed Equity Portfolio
preferred stocks, warrants, rights     Golden Oak Small Cap Value Portfolio
to subscribe to common stock and       Golden Oak International Equity Portfolio
convertible securities, as well as
instruments that attempt to track
the price movement of equity
indices. Investments in equity
securities and equity derivatives in
general are subject to market risks
that may cause their prices to
fluctuate over time. The value of
securities convertible into equity
securities, such as warrants or
convertible debt, is also affected
by prevailing interest rates, the
credit quality of the issuer and any
call provision. Fluctuations in the
value of equity securities in which
a mutual fund invests will cause a
Portfolio's net asset value to
fluctuate. An investment in a
portfolio of equity securities may
be more suitable for long-term
investors who can bear the risk of
these share price fluctuations.


FIXED INCOME RISK - The market value   Golden Oak Intermediate-Term Income
of fixed income investments change     Portfolio
in response to interest rate changes   Golden Oak Michigan Tax Free Bond
and other factors. During periods of   Portfolio
falling interest rates, the values     Golden Oak Prime Obligations Portfolio
of outstanding fixed income
securities generally rise. Moreover,
while securities with longer
maturities tend to produce higher
yields, the prices of longer
maturity securities are also subject
to greater market fluctuations as a
result of changes in interest rates.
In addition to these fundamental
risks, different types of fixed
income securities may be subject to
the following additional risks:


        CALL RISK - During periods of
        falling interest rates, certain debt
        obligations with high interest rates
        may be prepaid (or "called") by the
        issuer prior to maturity. This may
        cause a Portfolio's average weighted
        maturity to fluctuate, and may
        require a Portfolio to invest the
        resulting proceeds at lower interest
        rates.

       CREDIT RISK - The possibility that
       an issuer will be unable to make
       timely payments of either principal
       or interest.

       EVENT RISK - Securities may suffer
       declines in credit quality and
       market value due to issuer
       restructurings or other factors.
       This risk should be reduced because
       of a Portfolio's multiple holdings.




MUNICIPAL ISSUER RISK - There may be      Golden Oak Michigan Tax Free Bond
economic or political changes that        Portfolio
impact the ability of municipal
issuers to repay principal and to
make interest payments on municipal
securities. Changes to the financial
condition or credit rating of
municipal issuers may also adversely
affect the value of the Portfolio's
municipal securities. Constitutional
or legislative limits on borrowing
by municipal issuers may result in
reduced supplies of municipal
securities. Moreover, certain
municipal securities are backed only
by a municipal issuer's ability to
levy and collect taxes. In addition,
the Portfolio's concentration of
investments in issuers located in a
single state makes the Portfolio
more susceptible to adverse
political or economic developments
affecting that state. The Portfolio
also may be riskier than mutual
funds that buy securities of issuers
in numerous states.


FOREIGN SECURITY RISKS-- Investments      Golden Oak International Equity
in securities of foreign companies        Portfolio
or governments can be more volatile
than investments in U.S. companies
or governments. Diplomatic,
political, or economic developments,
including nationalization or
appropriation, could affect
investments in foreign countries.
Foreign securities markets generally
have less trading volume and less
liquidity than U.S. markets. In
addition, the value of securities
denominated in foreign currencies,
and of dividends from such
securities, can change significantly
when foreign currencies strengthen
or weaken relative to the U.S.
dollar. Foreign companies or
governments generally are not
subject to uniform accounting,
auditing, and financial reporting
standards comparable to those
applicable to domestic U.S.
companies or governments.
Transaction costs are generally
higher than those in the U.S. and
expenses for custodial arrangements
of foreign securities may be
somewhat greater than typical
expenses for custodial arrangements
of similar U.S. securities. Some
foreign governments levy withholding
taxes against dividend and interest
income. Although in some countries a
portion of these taxes are
recoverable, the non-recovered
portion will reduce the income
received from the securities
comprising the portfolio.

In addition to these risks, certain
foreign securities may be subject to
the following additional risks
factors:


CURRENCY RISK -- Investments in           Golden Oak International Equity
foreign securities denominated in         Portfolio
foreign currencies involve
additional risks, including:

-   The value of a Portfolio's assets
    measured in U.S. dollars may be
    affected by changes in currency
    rates and in exchange control
    regulations.
-   A Portfolio may incur substantial
    costs in connection with
    conversions between various
    currencies.
-   A Portfolio may be unable to hedge
    against possible variations in
    foreign exchange rates or to
    hedge a specific security
    transaction or portfolio position.
-   Only a limited market currently
    exists for hedging transactions
    relating to currencies in certain
    emerging markets.

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Portfolio cannot guarantee that any Portfolio will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser makes investment decisions for each of the Portfolios, other than the Portfolios which utilize a sub-adviser, and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Investment Adviser oversees the Sub-Advisers to ensure compliance with the sub-advised Portfolios' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees of The Arbor Fund supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Citizens Bank serves as the Adviser to the Portfolios. Citizens Bank has managed bank common funds, pension plan assets and personal trust assets since 1927. As of January 1, 2000, Citizens Bank had approximately $3.8 billion in assets under management. For the fiscal year ended January 31, 2000, Citizens Bank received advisory fees as a percentage of average daily net assets of:

     GOLDEN OAK GROWTH PORTFOLIO                                 0.34%
     GOLDEN OAK VALUE PORTFOLIO                                  0.30%
     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO                     0.23%
     GOLDEN OAK SMALL CAP VALUE PORTFOLIO                        0.14%
     GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO               0.35%
     GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO                 0.33%
     GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO          0.02%

Citizens Bank is entitled to receive 0.30% of the Golden Oak International Equity Portfolio's average daily net assets for its investment advisory services, but may receive less due to waivers.

Nicholas-Applegate Capital Management (Nicholas-Applegate) manages the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio on a day-to-day basis. Nicholas-Applegate selects, buys and sells securities for the Portfolios under the supervision of the Adviser and the Board of Trustees. For the fiscal year ended January 31, 2000, Nicholas-Applegate received sub-advisory fees as a percentage of average daily net assets of:

     GOLDEN OAK GROWTH PORTFOLIO                                 0.40%
     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO                     0.40%

Systematic Financial Management, L.P. (Systematic) manages the Golden Oak Value Portfolio and Small Cap Value Portfolio on a day-to-day basis. Systematic selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. For the fiscal year ended January 31, 2000, Systematic received sub-advisory fees as a percentage of average daily net assets of:

     GOLDEN OAK VALUE PORTFOLIO                                  0.44%
     GOLDEN OAK SMALL CAP VALUE PORTFOLIO                        0.65%

BlackRock International, Ltd. (BIL), 7 Castle Street, Edinburgh, Scotland, manages the Golden Oak International Equity Portfolio on a day-to-day basis. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly owned subsidiary of BlackRock Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States with $172.6 billion of assets under management as of March 31, 2000. BlackRock is a majority owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIL is entitled to receive 0.60% of the Portfolio's average daily net assets for its services, but may receive less due to waivers.



Wellington Management Company, LLP (WMC) manages the Golden Oak Prime Obligation Money Market Portfolio on a day-to-day basis. WMC selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and investment counseling to clients since 1960. For the fiscal year ended January 31, 2000, WMC received sub-advisory fees as a percentage of average daily net assets of:

     GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO          0.075%

PORTFOLIO MANAGERS

James A. Nawrocki serves as Vice President and Trust Officer of Citizens Bank. He has managed the Golden Oak Intermediate-Term Income Portfolio since October 1999. In addition, Mr. Nawrocki is part of the Golden Oak Michigan Tax Free Bond Portfolio management team. He previously managed fixed income portfolios for 8 years for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as P&C insurance company assets. He was a financial consultant at First of Michigan Corporation for nearly 2 years.

Richard C. Cross serves as Vice President and Trust Officer of Citizens Bank. He has managed the Golden Oak Michigan Tax Free Bond Portfolio since October 1997. In addition, Mr. Cross is part of the Golden Oak Intermediate-Term Income Portfolio management team. He had 12 years of experience managing fixed income portfolios for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as domestic and off-shore P&C insurance company assets. He was a financial consultant to Chemical Financial Corporation for over 2 years.

Larry Speidell, CFA and Partner, serves as the director of Nicholas-Applegate's global/systematic portfolio management and research group. Portfolios are managed by a team with lead portfolio managers having full discretion over final buy and sell decisions. Mr. Speidell has over 26 years of investment experience. Prior to joining Nicholas-Applegate in 1994, Mr. Speidell was with Batterymarch Financial Management and Putnam Management Company.

John Kane is a Partner and a Portfolio Manager for Nicholas-Applegate's U.S. Systematic Team. He is the lead portfolio manager for the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio. He has more than 31 years of investment experience. Before joining Nicholas-Applegate in 1994, Mr. Kane had 25 years of experience with ARCO Investment Management Company and General Electric Company.

Gyanendra Kumar Joshi serves as Senior Managing Director of Systematic. He has managed the Golden Oak Value Portfolio since June 1997. He has more than 27 years of investment experience. Prior to joining Systematic, Mr. Joshi served as Managing Director of Mitchell Hutchins Institutional Investors.

Kevin McCreesh, CFA serves as Managing Director and Senior Portfolio Manager of Systematic Investment Management. Mr. McCreesh co-manages the Golden Oak Value Portfolio with Mr. Joshi and has been part of the investment team with Mr. Joshi since 1990 at Systematic and at Mitchell Hutchins Institutional Investors.

Ken Burgess serves as Assistant Portfolio Manager and Senior Small Cap Analyst of Systematic Investment Management. He specializes in cash flow analysis and devotes his efforts solely to the portfolio management and analysis of small cap equities. Mr. Burgess has been a portfolio manager at Systematic since 1993.

Peter Tait manages the Golden Oak International Equity Portfolio and has served as Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. Prior to joining BIL, Mr. Tait was the Director and Head of the Continental European Desk at Dunedin Fund Managers, Ltd. from 1990-1996.

PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares, Class A and Class B Shares of the Portfolios.

The classes have different expenses and other characteristics.

      INSTITUTIONAL SHARES

      -   NO SALES CHARGE
      -   NO 12b-1 FEES OR SHAREHOLDER FEES
      -   $1,000,000 MINIMUM INITIAL INVESTMENT

      CLASS A SHARES
      -   FRONT-END SALES CHARGE
      -   12b-1 FEES
      -   $1,000 MINIMUM INITIAL INVESTMENT

      CLASS B SHARES
      -   CONTINGENT DEFERRED SALES CHARGE
      -   HIGHER 12b-1 FEES
      -   $1,000 MINIMUM INITIAL INVESTMENT
      -   CONVERT TO CLASS A SHARES AFTER 7 YEARS

For some investors the minimum initial investment may be lower.

Institutional Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-808-4920.

Class A Shares and Class B Shares are for individual and institutional investors.

HOW TO PURCHASE PORTFOLIO SHARES

You may purchase shares directly by:

-  Mail (Class A and Class B only)
-  Telephone
-  Wire
-  Direct Deposit, or
-  Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-808-4920. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Golden Oak Family of Funds" and include the name of the appropriate Portfolio(s) on the check. You cannot purchase Institutional Shares by check. A Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and, for the Golden Oak Prime Obligation Money Market Portfolio, the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Portfolio may reject any purchase order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Portfolio (except the Golden Oak Prime Obligation Money Market), calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Portfolio must receive your purchase order before 4:00 p.m. Eastern time.

The Golden Oak Prime Obligation Money Market Portfolio calculates its NAV once each Business Day at 12:00 noon Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Portfolio generally must receive your order before 12:00 noon Eastern time and federal funds (readily available funds) before 12:00 noon Eastern time.

The Golden Oak International Equity Portfolio holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of the Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price (except the Golden Oak Prime Obligation Money Market Portfolio). If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Golden Oak Prime Obligation Money Market Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Portfolio at least:

CLASS                                       DOLLAR AMOUNT
Institutional Shares                          $1,000,000
Class A Shares                     $1,000 ($500 minimum for an IRA)
Class B Shares                     $1,000 ($500 minimum for an IRA)

Your subsequent investments in Class A and Class B Shares of any Portfolio must be made in amounts of at least $50. There is no minimum for subsequent investments in Institutional Shares.

A Portfolio may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN  (CLASS A AND CLASS B ONLY)

If you have a checking or savings account, you may purchase Class A Shares and Class B Shares automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $50 a month. Purchases of Class A Shares made through the Systematic Investment Plan are subject to the applicable sales charge.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                               YOUR SALES CHARGE AS     YOUR SALES CHARGE AS
                                                                                 A PERCENTAGE OF        A PERCENTAGE OF YOUR
                                                 IF YOUR INVESTMENT IS:           OFFERING PRICE           NET INVESTMENT
------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO                         LESS THAN $50,000                            5.75%                  6.10%
VALUE PORTFOLIO                          $50,000 BUT LESS THAN $100,000               4.50%                  4.71%
TAX-MANAGED EQUITY PORTFOLIO             $100,000 BUT LESS THAN $250,000              3.50%                  3.63%
SMALL CAP VALUE PORTFOLIO                $250,000 BUT LESS THAN $500,000              2.60%                  2.67%
INTERNATIONAL EQUITY PORTFOLIO           $500,000 BUT LESS THAN $1,000,000            2.00%                  2.04%
                                         $1,000,000 AND OVER                          0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO       LESS THAN $100,000                           4.50%                  4.71%
MICHIGAN TAX FREE BOND PORTFOLIO         $100,000 BUT LESS THAN $250,000              3.50%                  3.63%
                                         $250,000 BUT LESS THAN $500,000              2.60%                  2.67%
                                         $500,000 BUT LESS THAN $1,000,000            2.00%                  2.04%
                                         $1,000,000 AND OVER                          0.00%                  0.00%

There is no sales charge imposed on Class A shares of the Golden Oak Prime Obligation Money Market Portfolio.

WAIVER OF FRONT-END SALES CHARGE -CLASS A SHARES

No sales charge is imposed on shares of a Portfolio:

-  issued in plans of reorganization, such as mergers involving the Portfolios;
- sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children);
- purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code;
- sold to Trustees and officers of The Arbor Fund and employees of the Adviser and its affiliates;
- sold to agency, custody and fiduciary accounts of the Adviser and its affiliates; or
- purchased in connection with any asset allocation plan established by the Adviser.

REDUCED SALES CHARGES --CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Portfolio a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Portfolio to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Portfolio's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Portfolio will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within seven years after your purchase, you will pay contingent deferred sales charges as described in the table below for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Portfolio receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Portfolio for Class B Shares of another Portfolio.


                           CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE              OF DOLLAR AMOUNT SUBJECT TO CHARGE
---------------------------------------------------------------------------
First                                          5%
Second                                         4%
Third                                          3%
Fourth                                         3%
Fifth                                          2%
Sixth                                          1%
Seventh                                        0%

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:

-     to make certain withdrawals from a retirement plan; or
-     because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR PORTFOLIO SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-800-808-4920.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Portfolio directly by mail or telephone at 1-800-808-4920.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

If you would like to sell $50,000 or more of your shares, or would like the proceeds sent to a third-party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

SYSTEMATIC WITHDRAWAL PLAN (CLASS A ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

CHECK WRITING SERVICE (PRIME OBLIGATION MONEY MARKET PORTFOLIO - CLASS A SHARES
ONLY)

If you own Class A Shares of the Prime Obligation Money Market Portfolio you may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. The check may be made payable to any person, and your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of your Portfolio account, you may not use a check to close your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within 7 days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below the required minimum, the Portfolio may redeem your shares. The account balance minimums are:

CLASS                                      DOLLAR AMOUNT
Institutional Shares                         $1,000,000
Class A Shares                                 $1,000
Class B Shares                                 $1,000

But, a Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted, halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Portfolio for Class A Shares of any other Portfolio. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Portfolio with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Portfolio with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS B SHARES

You may exchange Class B Shares of any Portfolio for Class B Shares of any other Portfolio. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least seven years from your initial purchase.

AUTOMATIC EXCHANGE OF YOUR SHARES

If your account balance for Institutional Shares drops below $1,000,000 because of redemptions, your shares will be automatically exchanged for Class A Shares. You will not be charged the applicable Class A sales charge for an automatic exchange. But, a Portfolio will always give you at least 30 days' written notice to give you time to add to your account and avoid the automatic exchange of your shares.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF PORTFOLIO SHARES

Each Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of Class A Shares and Class B Shares, and for services provided to Class A and Class B shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are 0.25% for Class A Shares and 1.00% for Class B Shares.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio distributes its income as follows:

Golden Oak Growth Portfolio                                 Quarterly
Golden Oak Value Portfolio                                  Quarterly
Golden Oak Tax-Managed Equity Portfolio                     Quarterly
Golden Oak Small Cap Value Portfolio                        Quarterly
Golden Oak International Equity Portfolio                   Annually
Golden Oak Intermediate-Term Income Portfolio               Monthly
Golden Oak Michigan Tax Free Bond Portfolio                 Monthly
Golden Oak Prime Obligation Money Market Portfolio          Monthly

Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME taxes. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF PORTFOLIO SHARES IS A TAXABLE EVENT.

The Golden Oak Michigan Tax Free Bond Portfolio intends to distribute income that is exempt from both federal taxes and Michigan state taxes. The Portfolio may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Portfolio may be taxable.

The Golden Oak International Equity Portfolio may be able to pass along a tax credit for foreign income taxes it pays. The Portfolio will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Institutional Shares and Class A Shares of each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-545-6331.

Financial Highlights

For a Share Outstanding Throughout the Period

For the Periods Ended January 31,


                NET                      REALIZED        DISTRIBUTIONS  DISTRIBUTIONS   NET                  NET
                ASSET                    AND             FROM           FROM            ASSET                ASSETS
                VALUE        NET         UNREALIZED      NET            NET             VALUE                END
                BEGINNING    INVESTMENT  GAIN (LOSS)     INVESTMENT     REALIZED        END        TOTAL     OF PERIOD
                OF PERIOD    INCOME      ON INVESTMENTS  INCOME         GAIN            OF PERIOD  RETURN+   (000)
-----------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO INSTITUTIONAL CLASS

2000           $16.16       $(0.03)      $ 4.75          $ --           $(3.03)         $17.85      30.67%    $65,891
1999            12.66         0.02         5.88           (0.02)         (2.38)          16.16      51.98      49,497
1998            12.66         --           3.12            --            (3.12)          12.66      25.85      36,240
1997            10.26         --           2.44           (0.01)         (0.03)          12.66      23.79      32,973
1996            10.00         0.07         1.74           (0.07)         (1.48)          10.26      18.81      24,775

GROWTH PORTFOLIO CLASS A

2000           $15.89       $(0.06)      $ 4.63          $ --           $(3.03)         $17.43      30.23%    $ 9,835
1999            12.51         0.02         5.74            --            (2.38)          15.89      51.45       1,540
1998            12.57        (0.01)        3.07            --            (3.12)          12.51      25.56         307
1997            10.20        (0.03)        2.43            --            (0.03)          12.57      23.56         226
1996             9.96         0.04         1.72           (0.04)         (1.48)          10.20      18.43         193

VALUE PORTFOLIO INSTITUTIONAL CLASS

2000           $ 9.17       $ 0.03       $ 0.78          $(0.03)        $(0.50)         $ 9.45       8.92%    $59,091
1999             9.33         0.04         0.90           (0.04)         (1.06)           9.17      12.63      46,484
1998(1)         10.00         0.04         0.86           (0.04)         (1.53)           9.33       9.15      30,922

VALUE PORTFOLIO CLASS A

2000           $ 9.14       $ 0.01       $ 0.77          $(0.01)        $(0.50)         $ 9.41       8.61%     $ 7,138
1999             9.32         0.03         0.87           (0.02)         (1.06)           9.14      12.19        1,100
1998(1)         10.00         0.02         0.86           (0.03)         (1.53)           9.32       8.97           51

TAX-MANAGED EQUITY PORTFOLIO INSTITUTIONAL CLASS

2000(2)        $10.00       $ --         $ 0.30           $(0.01)       $(0.03)         $10.26       3.03%     $40,305

TAX-MANAGED EQUITY PORTFOLIO CLASS A

2000(2)        $10.00       $(0.01)      $ 0.29           $(0.01)       $(0.03)         $10.24       2.77%     $   339

SMALL CAP VALUE PORTFOLIO INSTITUTIONAL CLASS

2000(3)        $10.00       $ 0.03       $(0.46)          $(0.03)       $ --            $ 9.54      (4.33)%    $40,554

SMALL CAP VALUE PORTFOLIO CLASS A

2000(3)        $10.00       $ 0.03       $(0.47)          $(0.02)       $ --            $ 9.54      (4.42)%    $ 3,305


                                                                                                    RATIO OF NET
                                                                       RATIO OF     RATIO OF         INVESTMENT
                                                                       NET          EXPENSES         INCOME TO
                                                           RATIO OF    INVESTMENT   TO AVERAGE       AVERAGE
                                                           EXPENSES    INCOME       NET ASSETS       NET ASSETS     PORTFOLIO
                                                           TO AVERAGE  TO AVERAGE   (EXCLUDING       (EXCLUDING     TURNOVER
                                                           NET ASSETS  NET ASSETS    WAIVERS)        WAIVERS)       RATE
------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO INSTITUTIONAL CLASS
2000                                                          1.06%    (0.19)%          1.06%        (0.19)%        82.69%
1999                                                          1.08      0.10            1.08          0.10           70.60
1998                                                          1.07      0.03            1.07          0.03          131.54
1997                                                          1.10      0.04            1.11          0.03          130.69
1996                                                          1.10      0.62            1.17          0.55          189.48

GROWTH PORTFOLIO CLASS A

2000                                                          1.31%    (0.52)%          1.31%        (0.52)%         82.69%
1999                                                          1.33     (0.21)           1.33         (0.21)          70.60
1998                                                          1.32     (0.21)           1.32         (0.21)         131.54
1997                                                          1.35     (0.20)           1.36         (0.21)         130.69
1996                                                          1.35      0.30            1.42          0.23          189.48

VALUE PORTFOLIO INSTITUTIONAL CLASS

2000                                                          1.09%     0.36%           1.09%         0.36%         102.11%
1999                                                          1.10      0.44            1.17          0.37          172.09
1998(1)                                                       1.10*     0.72*           1.28*         0.54*          90.97

VALUE PORTFOLIO CLASS A

2000                                                          1.34%     0.10%           1.34%         0.10%         102.11%
1999                                                          1.35      0.20            1.42          0.13          172.09
1998(1)                                                       1.35*     0.31*           1.53*         0.13*          90.97

TAX-MANAGED EQUITY PORTFOLIO INSTITUTIONAL CLASS

2000(2)                                                       1.10%*    0.03%*          1.21%*       (0.08)%*        32.30%

TAX-MANAGED EQUITY PORTFOLIO CLASS A

2000(2)                                                       1.35%*   (0.34)%*         1.49%*       (0.48)%*        32.30%

SMALL CAP VALUE PORTFOLIO INSTITUTIONAL CLASS

2000(3)                                                       1.35%*    0.76%*          1.55%*        0.56%*         10.86%

SMALL CAP VALUE PORTFOLIO CLASS A

2000(3)                                                       1.60%*    0.72%*          1.83%*        0.49%*         10.86%




                NET                      REALIZED        DISTRIBUTIONS  DISTRIBUTIONS   NET                  NET
                ASSET                    AND             FROM           FROM            ASSET                ASSETS
                VALUE        NET         UNREALIZED      NET            NET             VALUE                END
                BEGINNING    INVESTMENT  GAIN (LOSS)     INVESTMENT     REALIZED        END        TOTAL     OF PERIOD
                OF PERIOD    INCOME      ON INVESTMENTS  INCOME         GAIN            OF PERIOD  RETURN+   (000)
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO INSTITUTIONAL CLASS
2000           $10.32        $0.55        $(0.97)         $(0.55)        $ --           $ 9.35      (4.07)%  $147,549
1999            10.04         0.60          0.29           (0.60)          (0.01)        10.32       8.60     148,165
1998             9.83         0.56          0.21           (0.56)          --            10.04       8.07     125,936
1997            10.15         0.54         (0.32)          (0.54)          --             9.83       2.31     116,689
1996             9.52         0.56          0.63           (0.56)          --            10.15      12.83     104,270

INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A

2000           $10.31        $0.53        $(0.96)         $(0.53)        $ --           $ 9.35      (4.22)%  $  6,224
1999            10.04         0.57          0.28           (0.57)          (0.01)        10.31       8.23       2,175
1998             9.83         0.53          0.21           (0.53)          --            10.04       7.78          64
1997            10.15         0.52         (0.32)          (0.52)          --             9.83       2.05          84
1996             9.52         0.54          0.63           (0.54)          --            10.15      12.54         210

MICHIGAN TAX FREE BOND PORTFOLIO INSTITUTIONAL CLASS

2000           $10.33       $0.43         $(0.61)         $(0.43)        $ --           $ 9.72      (1.79)   $ 89,445
1999            10.24        0.48           0.10           (0.48)          (0.01)        10.33       5.40      90,115
1998(1)         10.00        0.27           0.26           (0.27)          (0.02)        10.24       5.35      85,556

MICHIGAN TAX FREE BOND PORTFOLIO CLASS A

2000           $10.33       $0.40         $(0.61)         $(0.40)        $ --           $ 9.72      (2.03)%  $    215
1999            10.24        0.46           0.10           (0.46)          (0.01)        10.33       5.17         229
1998(1)         10.00        0.27           0.26           (0.27)          (0.02)        10.24       5.31          10

PRIME OBLIGATION MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS

2000           $ 1.00       $0.05         $ --            $(0.05)        $ --           $ 1.00       5.04%   $114,349
1999             1.00        0.06           --             (0.06)          --             1.00       5.30     153,649
1998             1.00        0.05           --             (0.05)          --             1.00       5.41     127,977
1997             1.00        0.05           --             (0.05)          --             1.00       5.21      94,508
1996             1.00        0.06           --             (0.06)          --             1.00       5.74     107,409

PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A

2000           $ 1.00       $0.05         $ --            $(0.05)        $ --           $ 1.00       4.77%   $  8,578
1999             1.00        0.05           --             (0.05)          --             1.00       5.03       6,525
1998             1.00        0.05           --             (0.05)          --             1.00       5.15       6,381
1997             1.00        0.05           --             (0.05)          --             1.00       4.95      71,686
1996             1.00        0.05           --             (0.05)          --             1.00       5.47      75,293


                                                                                                       RATIO OF NET
                                                                           RATIO OF      RATIO OF       INVESTMENT
                                                                           NET           EXPENSES       INCOME TO
                                                              RATIO OF     INVESTMENT    TO AVERAGE     AVERAGE
                                                              EXPENSES     INCOME        NET ASSETS     NET ASSETS    PORTFOLIO
                                                              TO AVERAGE   TO AVERAGE    (EXCLUDING     (EXCLUDING    TURNOVER
                                                              NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO INSTITUTIONAL CLASS

2000                                                            0.65%         5.70%         0.80%         5.55%         24.93%
1999                                                            0.65          5.46          0.80          5.31          76.46
1998                                                            0.65          5.66          0.80          5.51          60.78
1997                                                            0.65          5.48          0.80          5.33          34.67
1996                                                            0.65          5.68          0.84          5.49         121.47

INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A

2000                                                            0.90%         5.52%         1.05%         5.37%         24.93%
1999                                                            0.90          5.15          1.05          5.00          76.46
1998                                                            0.90          5.40          1.05          5.25          60.78
1997                                                            0.90          5.20          1.05          5.05          34.67
1996                                                            0.90          5.49          1.09          5.30         121.47

MICHIGAN TAX FREE BOND PORTFOLIO INSTITUTIONAL CLASS

2000                                                            0.65%         4.30%         0.82%         4.13%         2.42%
1999                                                            0.65          4.32          0.81          4.16          6.55
1998(1)                                                         0.65*         4.41*         0.82*         4.24*         9.77

MICHIGAN TAX FREE BOND PORTFOLIO CLASS A

2000                                                            0.90%         4.01%         1.07%         3.84%         2.42%
1999                                                            0.90          4.07          1.06          3.91          6.55
1998(1)                                                         0.90*         4.15*         1.07*         3.98*         9.77

PRIME OBLIGATION MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS

2000                                                            0.40%         4.91%         0.60%         4.71%
1999                                                            0.40          5.17          0.60          4.97
1998                                                            0.40          5.29          0.59          5.10
1997                                                            0.40          5.08          0.68          4.80
1996                                                            0.40          5.60          0.70          5.30

PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A

2000                                                            0.65%         4.74%         0.86%         4.53%
1999                                                            0.65          4.92          0.85          4.72
1998                                                            0.65          4.99          0.84          4.80
1997                                                            0.65          4.83          0.93          4.55
1996                                                            0.65          5.31          0.95          5.01


    Amounts designated as "--" are either $0 or have been rounded to $0. *
*   Annualized
+ Total return does not reflect the sales charge on Class A shares.

(1) Golden Oak Value & Michigan Tax Free Bond Portfolios commenced operations June 23, 1997. Total returns are for the period indicated and have not been annualized.
(2) Golden Oak Tax-Managed Equity Portfolio commenced operations on
April 30, 1999. Total return is for the period indicated and has not been annualized.
(3) Golden Oak Small Cap Value Portfolio commenced operations on
September 1, 1999. Total return is for the period indicated and has not been annualized.

                         THE GOLDEN OAK FAMILY OF FUNDS

INVESTMENT ADVISER

Citizens Bank
328 S. Saginaw Street
Flint, Michigan 48502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Golden Oak Family of Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2000, includes detailed information about the Golden Oak Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-545-6331

BY MAIL:  Write to us
Golden Oak Family of Funds
c/o The Arbor Fund
P.O. Box 219947
Kansas City, Missouri 64121-9749

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about the Golden Oak Family of Funds or The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                                  MAY 31, 2000



                                  THE OVB FUNDS
                                 THE ARBOR FUND


                        CLASS A SHARES AND CLASS B SHARES


                                   PROSPECTUS






                             EQUITY INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                    WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                           PRIME OBLIGATIONS PORTFOLIO


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS



The OVB Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares and Class B Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.



Class A Shares and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.



     CLASS A SHARES
     -    NO SALES CHARGES
     -    NO 12B-1 FEES OR SHAREHOLDER FEES
     -    $100,000 MINIMUM INITIAL INVESTMENT


     CLASS B SHARES
     -    NO SALES CHARGES
     -    12B-1 FEES
     -    $1,000 MINIMUM INITIAL INVESTMENT



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE NEXT SECTION, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN WHICH IS COMMON TO EACH OF THE PORTFOLIOS. FOR MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO, PLEASE SEE:




                                                                    PAGE
     OVB EQUITY INCOME PORTFOLIO....................................XXX
     OVB CAPITAL APPRECIATION PORTFOLIO.............................XXX
     OVB GOVERNMENT SECURITIES PORTFOLIO............................XXX
     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO..................XXX
     OVB PRIME OBLIGATIONS PORTFOLIO................................XXX
     MORE INFORMATION ABOUT RISK....................................XXX
     MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS...................XXX
     INVESTMENT ADVISER AND SUB-ADVISER ............................XXX
     PORTFOLIO MANAGERS.............................................XXX
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES............XXX
     DISTRIBUTION OF PORTFOLIO SHARES...............................XXX
     DIVIDENDS AND DISTRIBUTIONS....................................XXX
     TAXES..........................................................XXX
     FINANCIAL HIGHLIGHTS...........................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         OVB FAMILY OF FUNDS........................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS


Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.




Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments. A PORTFOLIO SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.


The value of your investment in a Portfolio (other than the OVB Prime Obligations Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.



THE OVB PRIME OBLIGATIONS PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

EQUITY INCOME PORTFOLIO


PORTFOLIO SUMMARY

INVESTMENT GOAL                      Current income, with a secondary goal of
                                     moderate capital appreciation

INVESTMENT FOCUS                     Large capitalization U.S. common stocks
                                     which pay dividends

SHARE PRICE VOLATILITY               Medium

PRINCIPAL INVESTMENT STRATEGY        Investing in a Portfolio which will
                                     provide price movement similar to the
                                     Standard & Poor's 500 Composite Index,
                                     but with less volatility and a
                                     significantly higher dividend stream

INVESTOR PROFILE                     Investors seeking current income and
                                     moderate capital appreciation who are
                                     willing to bear the risk of modest share price volatility



INVESTMENT STRATEGY


The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with large market capitalizations (in excess of $5 billion) that regularly pay dividends. The Portfolio invests in established companies operating in a broad range of industries based on their ability to grow both earnings and dividends. In selecting investments for the Portfolio, the Adviser attempts to choose stocks of companies that are positioned to benefit from competitive advantages that arise from ownership of valuable business franchises, trademarks and brand names, control of distribution networks, significant market shares in key products, or other company specific attributes. The Adviser also considers the quality of management as evidenced by an established track record of enhancing shareholder value. The Adviser buys stocks with a long-term view and attempts to hold its positions and keep portfolio turnover low.






PRINCIPAL RISKS OF INVESTING


Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.



The Portfolio is also subject to the risk that large capitalization dividend-paying common stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*



                    1997                       23.02%
                    1998                       13.77%
                    1999                       12.51%
                BEST QUARTER               WORST QUARTER
                   12.52%                     (7.45)%
                  (12/31/98)                  (9/30/98)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was (0.50)%.



THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE LIPPER EQUITY INCOME AVERAGE.




CLASS A SHARES                                      1 YEAR             SINCE INCEPTION
--------------------------------------------------------------------------------------
OVB EQUITY INCOME PORTFOLIO                         12.51%              17.67%*
S&P 500/BARRA VALUE INDEX                           12.72%              21.58%**
LIPPER EQUITY INCOME AVERAGE                         4.56%              16.24%**



*     Since 8/1/96
**    Since 8/31/96


CLASS B SHARES                                      1 YEAR              SINCE INCEPTION
---------------------------------------------------------------------------------------
OVB EQUITY INCOME PORTFOLIO                         12.21%                17.40%*
S&P 500/BARRA VALUE INDEX                           12.72%                21.58%**
LIPPER EQUITY INCOME AVERAGE                         4.56%                16.24%**



*     Since 8/1/96
**    Since 8/31/96



SIMPLY SPEAKING...


WHAT IS AN INDEX?



An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/Barra Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the stocks in the S&P 500 Index. The index is constructed by dividing the stocks in the S&P 500 Index by price-to-book ratios, and includes securities of companies with lower price-to-book ratios.

WHAT IS AN AVERAGE?


An average is a composite of mutual funds with similar investment goals. The Lipper Equity Income Average is a widely-recognized average of mutual funds that seek relatively high current income and growth of income through investing in dividend-paying equity securities.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.




ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*

                                                         CLASS A SHARES           CLASS B SHARES
----------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.74%                    0.74%
Distribution and Service (12b-1) Fees                        None                    0.25%
Other Expenses                                              0.33%                    0.33%
                                                            -----                    -----
Total Annual Portfolio Operating Expenses                   1.07%                    1.32%
----------------------------------------------------------------------------------------------------



* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:



     OVB Equity Income Portfolio - Class A        0.96%
     OVB Equity Income Portfolio - Class B        1.21%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

EXAMPLE



This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.



The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:




                                    1 YEAR             3 YEARS             5 YEARS             10 YEARS
CLASS A SHARES                       $109                 $340               $590                $1,306
CLASS B SHARES                       $134                 $418               $723                $1,590

CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                    Long-term growth of capital

INVESTMENT FOCUS                   Medium to large capitalization U.S. common
                                   stocks

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Investing in securities of medium to large
                                   sized companies that have an established record of growth and continue to present significant growth potential

INVESTOR PROFILE                   Investors seeking long-term growth of capital
                                   who are willing to accept the volatility that comes with an actively managed portfolio of medium to large sized growth companies


INVESTMENT STRATEGY


The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion). In selecting investments for the Portfolio, the Adviser will consider growth factors such as a company's new products, changes in management, and business restructurings. The Adviser will also search for companies that have established records of earnings and sales growth over a period of at least three years that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the company's capitalization); have attractive price/earnings ratios in relation to a company's 3 to 5-year earnings per share growth rate; and have stock prices which have outperformed Standard & Poor's 500 Composite Index (S&P 500) over the previous six months. The Adviser will attempt to avoid overweighting the Portfolio's position in any specific market sector (such as technology, consumer staples, etc.) beyond 150% of the weighting that sector has in the S&P 500.



The Adviser may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). The Adviser may also sell a stock to change the Portfolio's weighting in a particular company or industry sector, or if better opportunities are available. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING


Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.


The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.



The Portfolio is also subject to the risk that large and medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


PERFORMANCE INFORMATION



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.




This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*





                     1994                        (5.45)%
                     1995                        33.34%
                     1996                        16.17%
                     1997                        27.02%
                     1998                        35.05%
                     1999                        44.11%
                  BEST QUARTER               WORST QUARTER
                     34.18%                     (13.74)%
                    (12/31/99)                  (9/30/98)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 11.07%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE S&P 500 INDEX.





CLASS A SHARES                                        1 YEAR             5 YEARS        SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
OVB CAPITAL APPRECIATION PORTFOLIO                    44.11%            30.80%             24.19%*
S&P 500 INDEX                                         21.04%            28.55%             23.55%**

*        Since 12/1/93
**       Since 12/31/93

CLASS B SHARES                                        1 YEAR            5 YEARS         SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
OVB CAPITAL APPRECIATION PORTFOLIO                    43.65%           30.43%              23.54%*
S&P 500 INDEX                                         21.04%           28.55%              23.55%**

*        Since 12/30/93
**       Since 12/31/93


SIMPLY SPEAKING ...

WHAT IS AN INDEX?




An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


PORTFOLIO FEES AND EXPENSES




THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.




ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*


                                                                   CLASS A SHARES             CLASS B SHARES
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                              0.95%                       0.95%
Distribution and Service (12b-1) Fees                                  None                       0.25%
Other Expenses                                                        0.35%                       0.35%
                                                                      -----                       -----
Total Annual Portfolio Operating Expenses                             1.30%                       1.55%

------------------------------------------------------------------------------------------------------------


* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:





         OVB Capital Appreciation Portfolio - Class A             1.02%
         OVB Capital Appreciation Portfolio - Class B             1.27%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.




The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:





                           1 YEAR              3 YEARS              5 YEARS             10 YEARS
CLASS A SHARES              $132                  $412               $713                $1,568
CLASS B SHARES              $158                  $490               $845                $1,845

GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                          Current income consistent with the
                                         preservation of capital

INVESTMENT FOCUS                         Fixed income obligations of the U.S.
                                         Treasury and U.S. government agencies

SHARE PRICE VOLATILITY                   Low

PRINCIPAL INVESTMENT STRATEGY            Investing in U.S. Treasury obligations
                                         and U.S. government agency obligations
                                         to attempt to maximize income

INVESTOR PROFILE                         Fixed income investors who want to
                                         receive strong current income while not
                                         sacrificing liquidity


INVESTMENT STRATEGY





The Portfolio invests principally (at least 65% of its assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities. The Portfolio may also invest in taxable municipal securities that are rated in one of the top two ratings categories. In selecting investments for the Portfolio, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to obtain the highest possible yield with minimal credit risk. The Adviser actively manages the maturity of the Portfolio, which ranges between three and ten years. Under normal circumstances, the Adviser anticipates that the Portfolio's dollar-weighted average maturity will be approximately five years; however, the Adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment.


PRINCIPAL RISKS OF INVESTING


The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.



Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is also subject to the risk that its investment strategy, which focuses on fixed income obligations of the U.S. government, may perform differently from other mutual funds which target other fixed income market segments or invest in other asset classes.

PERFORMANCE INFORMATION



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                      1994                     (5.06)%
                      1995                     19.41%
                      1996                      2.31%
                      1997                      9.26%
                      1998                      8.14%
                      1999                     (2.65)%
                  BEST QUARTER            WORST QUARTER
                      6.36%                  (3.64)%
                    (6/30/95)               (3/31/94)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 2.93%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

CLASS A SHARES                                              1 YEAR             5 YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
OVB GOVERNMENT SECURITIES PORTFOLIO                       (2.65)%             7.04%              4.91%*
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
BOND INDEX                                                (2.15)%             7.60%              5.67%**

*        Since 12/1/93
**       Since 12/31/93

CLASS B SHARES                                              1 YEAR             5 YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
OVB GOVERNMENT SECURITIES PORTFOLIO                       (2.99)%             6.75%              4.66%*
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
BOND INDEX                                                (2.15)%             7.60%              5.67%**

*        Since 12/30/93
**       Since 12/31/93

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities from 1 to 10 years.

PORTFOLIO FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                   CLASS A SHARES           CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%                    0.75%
Distribution and Service (12b-1) Fees                                   None                    0.25%
Other Expenses                                                         0.36%                    0.36%
                                                                       -----                    -----
Total Annual Portfolio Operating Expenses                              1.11%                    1.36%

* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

         OVB Government Securities Portfolio - Class A              0.83%
         OVB Government Securities Portfolio - Class B              1.08%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                                         1 YEAR               3 YEARS              5 YEARS             10 YEARS
CLASS A SHARES                            $113                 $353                 $612                $1,352
CLASS B SHARES                            $138                 $431                 $745                $1,635

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT                                   GOAL Current income exempt from
                                             federal and West Virginia income
                                             taxes consistent with preservation
                                             of capital

INVESTMENT FOCUS                             Tax-exempt West Virginia municipal
                                             securities

SHARE PRICE VOLATILITY                       Low

PRINCIPAL INVESTMENT STRATEGY                Invests in high quality municipal
                                             obligations which produce interest
                                             that is exempt from federal income
                                             tax and West Virginia income tax

INVESTOR PROFILE                             Conservative taxable investors who
                                             want to receive current income
                                             exempt from federal and West
                                             Virginia state income tax and are
                                             willing to bear the risk of
                                             investing in a portfolio of
                                             securities affected by changes in
                                             economic conditions and
                                             governmental policies within West
                                             Virginia

INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets in high quality municipal securities that generate income exempt from federal and West Virginia state income taxes. These securities include securities of municipal issuers located in West Virginia, the District of Columbia and other U.S. territories and possessions. The Portfolio will invest most of its assets in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Portfolio's Adviser will generally purchase municipal securities rated in one of the two highest ratings categories and attempt to maintain an average weighted portfolio maturity of 12 to 18 years. In selecting securities for the Portfolio, the Adviser will consider each security's yield and total return potential relative to other available municipal securities.

PRINCIPAL RISKS OF INVESTING

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio's concentration of investments in securities of issuers located in West Virginia subjects the Portfolio to economic conditions and government policies within that state. As a result, the Portfolio will be more susceptible to factors which adversely affect issuers of West Virginia obligations than a mutual fund which does not have as great a concentration in West Virginia municipal obligations.

The Portfolio is also subject to the risk that West Virginia municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*



                    1994                       (4.97)%
                    1995                       16.03%
                    1996                        3.65%
                    1997                        8.93%
                    1998                        5.35%
                    1999                       (3.27)%
                BEST QUARTER               WORST QUARTER
                    6.68%                     (4.83)%
                  (3/31/95)                  (3/31/94)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 2.67%.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.


CLASS A SHARES                                                 1 YEAR         5 YEARS      SINCE INCEPTION
----------------------------------------------------------------------------------------------------------
OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO                 (3.27)%         5.95%          4.23%*
LEHMAN BROTHERS MUNICIPAL BOND INDEX                          (2.07)%         6.91%          4.80%**


*        Since 12/1/93
**       Since 12/31/93



CLASS B SHARES                                                 1 YEAR         5 YEARS      SINCE INCEPTION
----------------------------------------------------------------------------------------------------------
OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO                 (3.42)%         5.71%          3.86%*
LEHMAN BROTHERS MUNICIPAL BOND INDEX                          (2.07)%         6.91%          4.80%**


*        Since 12/17/93
**       Since 12/31/93

SIMPLY SPEAKING ...

WHAT IS AN INDEX?




An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.


PORTFOLIO FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.



ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*


                                                                CLASS A SHARES         CLASS B SHARES
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                             0.45%                  0.45%
Distribution and Service (12b-1) Fees                                None                   0.25%
Other Expenses                                                       0.32%                  0.32%
                                                                     -----                  -----
Total Annual Portfolio Operating Expenses                            0.77%                  1.02%
----------------------------------------------------------------------------------------------------------


* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:


         OVB West Virginia Tax-Exempt Income Portfolio - Class A                0.72%
         OVB West Virginia Tax-Exempt Income Portfolio - Class B                0.97%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.



The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


                                          1 YEAR              3 YEARS              5 YEARS             10 YEARS
CLASS A SHARES                            $  79                 $246                $428               $   954
CLASS B SHARES                            $ 104                 $325                $563               $ 1,248

PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO SUMMARY

INVESTMENT GOAL                              Preserve principal value and
                                             maintain a high degree of liquidity
                                             while providing current income

INVESTMENT FOCUS                             Money market instruments

SHARE PRICE VOLATILITY                       Very low

PRINCIPAL INVESTMENT STRATEGY                Investing in a broad range of
                                             short-term high quality U.S.
                                             dollar-denominated debt securities

INVESTOR PROFILE                             Conservative investors who want to
                                             receive current income through a
                                             liquid investment



INVESTMENT STRATEGY


The Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized rating organizations, or unrated securities that the Sub-Adviser determines are of comparable quality. The Portfolio invests in short-term securities, including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Portfolio may also enter into fully-collateralized repurchase agreements.


The Adviser has engaged Wellington Management Company, LLP as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. Using top-down strategy setting and bottom-up security selection, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Portfolio as a whole. The Portfolio follows strict SEC rules about credit quality, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market portfolio seeks to keep a constant price per share of $1.00, you may lose money by investing in the Portfolio.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.




This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*



                   1994                      3.91%
                   1995                      5.69%
                   1996                      5.13%
                   1997                      5.30%
                   1998                      5.25%
                   1999                      4.90%
               BEST QUARTER               WORST QUARTER
                   1.42%                      0.72%
                 (6/30/95)                  (3/31/94)


* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/00 to 3/31/00 was 1.36%.


Call 1-800-808-4920 for the Portfolio's most current 7-day yield.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE IBC/FINANCIAL DATA FIRST TIER AVERAGE.


CLASS A SHARES                                       1 YEAR           5 YEARS           SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
OVB PRIME OBLIGATIONS PORTFOLIO                      4.90%            5.25%                5.00%*
IBC/FINANCIAL DATA FIRST TIER AVERAGE                4.57%            4.97%                4.75%**

*        Since 12/1/93
**       Since 12/31/93


CLASS B SHARES                                       1 YEAR           5 YEARS           SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
OVB PRIME OBLIGATIONS PORTFOLIO                      4.64%            4.99%                4.80%*
IBC/FINANCIAL DATA FIRST TIER AVERAGE                4.57%            4.97%                4.81%**

*        Since 2/8/94
**       Since 2/28/94

SIMPLY SPEAKING ...


WHAT IS AN AVERAGE?






An average is a composite of mutual funds with similar investment goals. The IBC/Financial Data First Tier Average is a widely-recognized average of money market funds that invest solely in securities rated Prime-1 by Moody's or A-1 by S&P.


PORTFOLIO FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO.


ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*


                                                             CLASS A SHARES         CLASS B SHARES
---------------------------------------------------------------------------------------------------
Investment Advisory Fees                                         0.25%                   0.25%
Distribution and Service (12b-1) Fees                            None                    0.25%
Other Expenses                                                   0.39%                   0.39%
                                                                 -----                   -----
Total Annual Portfolio Operating Expenses                        0.64%                   0.89%
----------------------------------------------------------------------------------------------------



* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:



         OVB Prime Obligations Portfolio - Class A            0.49%
         OVB Prime Obligations Portfolio - Class B            0.74%


For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:






                                   1 YEAR              3 YEARS              5 YEARS             10 YEARS
CLASS A SHARES                       $65                 $205                $357                 $798
CLASS B SHARES                       $91                 $284                $493               $1,096

MORE INFORMATION ABOUT RISK


EQUITY RISK - Equity securities include   OVB Equity Income Portfolio
public and privately issued equity        OVB Capital Appreciation Portfolio
securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Portfolio's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - The market value of   OVB Government Securities Portfolio
fixed income investments change in        OVB West Virginia Tax-Exempt Income
response to interest rate changes and     Portfolio
other factors. During periods of falling OVB Prime Obligations Portfolio interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     CALL RISK - During periods of
     falling interest rates, certain
     debt obligations with high interest
     rates may be prepaid (or "called")
     by the issuer prior to maturity.
     This may cause a Portfolio's
     average weighted maturity to
     fluctuate, and may require a
     Portfolio to invest the resulting
     proceeds at lower interest rates.

     CREDIT RISK - The possibility that
     an issuer will be unable to make
     timely payments of either principal
     or interest.

     EVENT RISK - Securities may suffer
     declines in credit quality and
     market value due to issuer
     restructurings or other factors.
     This risk should be reduced because
     of the Portfolio's multiple
     holdings.


     MUNICIPAL ISSUER RISK - There may      OVB West Virginia Tax-Exempt Income
     be economic or political changes       Portfolio
     that impact the ability of
     municipal issuers to repay
     principal and to make interest
     payments on municipal securities.
     Changes to the financial condition
     or credit rating of municipal
     issuers may also adversely affect
     the value of the Portfolio's
     municipal securities.
     Constitutional or legislative
     limits on borrowing by municipal
     issuers may result in reduced
     supplies of municipal securities.
     Moreover, certain municipal
     securities are backed only by a
     municipal issuer's ability to levy
     and collect taxes.

     In addition, the Portfolio's
     concentration of investments in
     issuers located in a single state
     makes the Portfolio more
     susceptible to adverse political or
     economic developments affecting
     that state. The Portfolio also may
     be riskier than mutual funds that
     buy securities of issuers in
     numerous states.

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

The Investment Adviser makes investment decisions for each of the Portfolios, other than the OVB Prime Obligations Portfolio, and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Investment Adviser oversees the Sub-Adviser for the OVB Prime Obligations Portfolio to ensure compliance with the Portfolio's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described below). The Board of Trustees of The Arbor Fund supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

One Valley Bank, serves as the Adviser to the Portfolios. One Valley Bank, together with its predecessor institutions, has provided trust and asset management services since the early 1920s and has managed common and collective investment funds since 1968. As of January 31, 2000, One Valley Bank had approximately $3.1 billion in assets under management. For the fiscal year ended January 31, 2000, One Valley Bank received advisory fees (after waivers) as a percentage of average daily net assets of:

     OVB EQUITY INCOME PORTFOLIO                           0.63%
     OVB CAPITAL APPRECIATION PORTFOLIO                    0.67%
     OVB GOVERNMENT SECURITIES PORTFOLIO                   0.46%
     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO         0.40%
     OVB PRIME OBLIGATIONS PORTFOLIO                       0.10%

Wellington Management Company, LLP (WMC) manages the OVB Prime Obligations Portfolio on a day-to-day basis. WMC selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and investment counseling to clients since 1960.

PORTFOLIO MANAGERS

J. Randy Valentine, Senior Vice President of the Adviser, has oversight responsibilities of the portfolio managers of the Equity Income, Capital Appreciation, Government and West Virginia Portfolios. Mr. Valentine has managed various common trust and collective investment funds since 1976 prior to assuming his supervisory duties. He has extensive investment management experience.

Buel S. Sears, CFA serves as a Vice President of One Valley Bank. He has managed the Equity Income Portfolio since June, 1997. He has more than 16 years of investment experience. Prior to joining One Valley Bank in 1996, Mr. Sears managed Huntington Banks West Virginia Trust Investment Group for 12 years.

David P. Nolan serves as a Vice President of One Valley Bank. He has managed the OVB Capital Appreciation Portfolio since December, 1993. He has more than 19 years of investment experience. Prior to joining One Valley Bank in 1984, Mr. Nolan served as an account executive with Alex. Brown & Sons incorporated.

James R. Thomas, III, CPA serves as a Vice President of One Valley Bank. He has managed the OVB Government Securities Portfolio and OVB West Virginia Tax-Exempt Income Portfolio since December, 1993. He has more than 15 years of investment experience. Prior to joining One Valley Bank in 1988, Mr. Thomas served as a financial analyst for Republic Bank, Dallas, Texas.

PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares and Class B Shares of the Portfolios.

The classes have different expenses and other characteristics.

     CLASS A SHARES
     -    NO SALES CHARGES
     -    NO 12B-1 FEES OR SHAREHOLDER FEES
     -    $100,000 MINIMUM INITIAL INVESTMENT

     CLASS B SHARES
     -    NO SALES CHARGE
     -    12B-1 FEES
     -    $1,000 MINIMUM INITIAL INVESTMENT

For some investors the minimum initial investment for Class A Shares and Class B Shares may be lower.

Class A and Class B Shares are for individual and institutional investors.

HOW TO PURCHASE PORTFOLIO SHARES

Class A Shares may be purchased only by wire transfer. You may purchase Class B Shares directly by:
-    Mail
-    Telephone
-    Wire
-    Direct Deposit, or
-    Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-800-808-4920. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Arbor Fund - OVB ______________" and include the name of the appropriate Portfolio(s) on the check. A Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and, for the OVB Prime Obligations Portfolio, the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Portfolio may reject any purchase order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

Each Portfolio (except the OVB Prime Obligations Portfolio) calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Portfolio must receive your purchase order before 4:00 p.m. Eastern time.

The OVB Prime Obligations Portfolio calculates its NAV once each Business Day at 12:00 noon Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Portfolio generally must receive your order before 12:00 noon Eastern time.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price (except the OVB Prime Obligations Portfolio). If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the OVB Prime Obligations Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Portfolio at least:

CLASS                                                    DOLLAR AMOUNT
Class A Shares                                              $100,000
Class B Shares                                               $1,000

Your subsequent investments in any Portfolio must be made in amounts of at least $50, except purchases through the automatic investment plan which must be made in amounts of at least $100.

A Portfolio may accept investments of smaller amounts for either class of shares at our discretion.

AUTOMATIC INVESTMENT PLAN (CLASS B ONLY)

If you have a checking or savings account with a bank, you may purchase Class B Shares automatically through regular deductions from your account in amounts of at least $100 per month.

HOW TO SELL YOUR PORTFOLIO SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting a Portfolio directly by mail or telephone at 1-800-808-4920.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

If you would like to sell $50,000 or more of your shares, or have your sale proceeds sent to a third party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

CHECK WRITING SERVICE
(PRIME OBLIGATIONS PORTFOLIO - CLASS B ONLY)

If you own Class B Shares of the Prime Obligation Portfolio you may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. The check may be made payable to any person, and your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of your Portfolio account, you may not use a check to close your account.

You may obtain signature cards by calling the Transfer Agent at 1-800-808-4920.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below the required minimum, the Portfolio may redeem your shares. The account balance minimums are:

CLASS                                                 DOLLAR AMOUNT
Class A Shares                                          $100,000
Class B Shares                                           $1,000

But, the Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF PORTFOLIO SHARES

Each Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of Class B Shares, and for services provided to Class B shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are .25% for Class B Shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio distributes its income as follows:

OVB Equity Income Portfolio                                  Quarterly
OVB Capital Appreciation Portfolio                           Quarterly
OVB Government Securities Portfolio                          Monthly
OVB West Virginia Tax-Exempt Income Portfolio                Monthly
OVB Prime Obligations Portfolio                              Monthly

Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF PORTFOLIO SHARES IS A TAXABLE EVENT.

The OVB West Virginia Tax-Exempt Income Portfolio intends to distribute income that is exempt from both federal taxes and West Virginia state taxes. The Portfolio may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Portfolio may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class B Shares of each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-545-6331.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,

                                       NET
                                       REALIZED
                                       AND
                                       UNREALIZED
                NET ASSET              GAINS         DISTRIBUTIONS   DISTRIBUTION   NET ASSET
                VALUE,      NET        (LOSSES)      FROM NET        FROM           VALUE,
                BEGINNING   INVESTME   ON            INVESTMENT      REALIZED       END OF      TOTAL
                OF PERIOD   INCOME     INVESTMENTS   INCOME          GAINS          PERIOD      RETURN
---------------------------------------------------------------------------------------------------------

PRIME OBLIGATIONS PORTFOLIO

CLASS A
2000             $1.00      $0.05      $ 0.00        $(0.05)         $0.00          $ 1.00      4.96%
1999              1.00       0.05        0.00         (0.05)          0.00            1.00      5.20
1998              1.00       0.05        0.00         (0.05)          0.00            1.00      5.33
1997              1.00       0.05        0.00         (0.05)          0.00            1.00      5.11
1996              1.00       0.06        0.00         (0.06)          0.00            1.00      5.65

CLASS B

2000            $ 1.00      $0.05      $ 0.00        $(0.05)        $ 0.00          $ 1.00      4.70%
1999              1.00       0.05        0.00         (0.05)          0.00            1.00      4.94
1998              1.00       0.05        0.00         (0.05)          0.00            1.00      5.07
1997              1.00       0.05        0.00         (0.05)          0.00            1.00      4.85
1996              1.00       0.05        0.00         (0.05)          0.00            1.00      5.39

                                                             RATIO OF
                                                             NET
                                     RATIO OF    RATIO OF    INVESTMENT
                                     NET         EXPENSES    INCOME
                          RATIO OF   INVESTMENT  TO          TO
                NET       EXPENSES   INCOME      AVERAGE     AVERAGE
                ASSETS,   TO         TO          NET         NET
                END OF    AVERAGE    AVERAGE     ASSETS      ASSETS     PORTFOLIO
                PERIOD    NET        NET         (EXCLUDING  (EXCLUDING TURNOVER
                (000)     ASSETS     ASSETS      WAIVERS)    WAIVERS)   RATE
---------------------------------------------------------------------------------

PRIME OBLIGATIONS PORTFOLIO

CLASS A

2000            $67,724   0.49%      4.83%       0.64%       4.68%      N/A
1999             61,465   0.49       5.06        0.66        4.89       N/A
1998             52,177   0.49       5.21        0.65        5.05       N/A
1997             90,301   0.49       5.00        0.66        4.83       N/A
1996             84,660   0.49       5.50        0.64        5.35       N/A

CLASS B

2000            $13,809   0.74%      4.62%       0.89%       4.47%      N/A
1999              4,137   0.74       4.82        0.91        4.65       N/A
1998              6,550   0.74       4.96        0.90        4.80       N/A
1997              7,501   0.74       4.75        0.91        4.58       N/A
1996              6,154   0.74       5.15        0.89        5.00       N/A

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
CLASS A
2000         $10.27   $0.48   $(0.98) $(0.52)    $(0.05)    $9.20  (5.04)%    $74,709    0.72%     4.90%     0.77%      4.85%   10%
1999          10.32    0.49     0.06   (0.49)     (0.11)    10.27   5.47       90,228    0.72      4.77      0.79       4.70    14
1998           9.95    0.50     0.42   (0.50)     (0.05)    10.32   9.55       85,043    0.75      5.00      0.80       4.96    17
1997          10.12    0.49    (0.17)  (0.49)      0.00      9.95   3.35       92,619    0.75      5.01      0.85       4.91    26
1996           9.36    0.49     0.76   (0.49)      0.00     10.12  13.66       36,611    0.75      5.02      0.89       4.88    43

CLASS B

2000         $10.26   $0.44   $(0.98) $(0.49)    $(0.05)    $9.18  (5.39)%    $8,790     0.97%     4.65%     1.02%      4.60%   10%
1999          10.32    0.47     0.05   (0.47)     (0.11)    10.26   5.11       9,477     0.97      4.52      1.04       4.45    14
1998           9.95    0.48     0.42   (0.48)     (0.05)    10.32   9.28       7,658     1.00      4.74      1.05       4.70    17
1997          10.11    0.47    (0.16)  (0.47)      0.00      9.95   3.19       6,191     1.00      4.76      1.10       4.66    26
1996           9.36    0.47     0.75   (0.47)      0.00     10.11  13.26       4,312     1.00      4.78      1.14       4.64    43
GOVERNMENT SECURITIES PORTFOLIO
CLASS A
2000         $10.18   $0.57   $(0.88) $(0.57)    $(0.04)    $9.26   (3.11)%   $43,315    0.83%     5.89%     1.11%      5.61%   10%
1999          10.17    0.56     0.17   (0.56)     (0.16)    10.18    7.39      51,614    0.83      5.54      1.11       5.26    11
1998           9.76    0.57     0.42   (0.57)     (0.01)    10.17   10.44      50,100    0.83      5.77      1.05       5.55    21
1997          10.15    0.56    (0.39)  (0.56)      0.00      9.76    1.83      59,014    0.83      5.75      1.16       5.42    46
1996           9.09    0.55     1.06   (0.55)      0.00     10.15   18.14      60,228    0.83      5.68      1.11       5.40    28


CLASS B
2000         $10.19   $0.54   $(0.89) $(0.54)    $(0.04)    $9.26   (3.45)%    $1,732     1.08%     5.64%     1.36%      5.36%   10%
1999          10.18    0.54     0.17   (0.54)     (0.16)    10.19    7.12       2,063     1.08      5.28      1.36       5.00    11
1998           9.77    0.54     0.42   (0.54)     (0.01)    10.18   10.16       1,519     1.08      5.52      1.30       5.30    21


                                 Page 34 of 39


1997          10.15    0.53    (0.38)  (0.53)      0.00      9.77    1.69       1,830     1.08      5.50      1.41       5.17    46
1996           9.10    0.53     1.05   (0.53)      0.00     10.15   17.72       1,167     1.08      5.39      1.36       5.11    28

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,



                                       Net
                                       Realized
                                       and
                                       Unrealized
                Net Asset              Gains         Distributions   Distribution   Net Asset
                Value,      Net        (Losses)      from Net        from           Value,
                Beginning   Investme   on            Investment      Realized       End of      Total
                of Period   Income     Investments   Income          Gains          Period      Return
------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO

CLASS A
2000            $17.89       $(0.06)     $5.04        $0.00          $(2.09)         $20.78     28.81%
1999             14.05        (0.02)      5.52         0.00           (1.66)          17.89     42.72
1998             15.38         0.03       2.52        (0.01)          (3.87)          14.05     17.12
1997             13.31         0.00       2.86        (0.01)          (0.78)          15.38     22.06
1996              9.57         0.01       3.93        (0.01)          (0.19)          13.31     41.31

CLASS B
2000            $17.61       $(0.17)     $5.01        $0.00          $(2.09)         $20.36     28.47%
1999             13.89        (0.01)      5.39         0.00           (1.66)         $17.61     42.34
1998             15.28         0.02       2.46         0.00           (3.87)          13.89     16.76
1997             13.25        (0.03)      2.84         0.00           (0.78)          15.28     21.81
1996              9.55        (0.01)      3.90         0.00           (0.19)          13.25     40.88
                                                               RATIO OF
                                                               Net
                                       Ratio of    Ratio of    Investment
                                       Net         Expenses    Income
                            Ratio of   Investment  to          to
                  Net       Expenses   Income      Average     Average
                  Assets,   to         to          Net         Net
                  End of    Average    Average     Assets      Assets     Portfolio
                  Period    Net        Net         (Excluding  (Excluding Turnover
                  (000)     Assets     Assets      Waivers)    Waivers)   Rate
-----------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO

CLASS A
2000             $154,385    1.02%     (0.34)%      1.30%      (0.62)%       54%
1999              138,624    1.02      (0.05)       1.28       (0.31)        74
1998              113,048    1.02       0.09        1.28       (0.17)       118
1997              118,873    1.02      (0.01)       1.28       (0.27)        90
1996               99,612    1.02       0.08        1.27       (0.17)       119

CLASS B
2000              $23,668    1.27%     (0.59)%      1.55%      (0.87)%       54%
1999               17,872    1.27      (0.28)       1.53       (0.54)        74
1998                6,021    1.27      (0.16)       1.53       (0.42)       118
1997                4,482    1.27      (0.27)       1.53       (0.53)        90
1996                2,233    1.27      (0.16)       1.52       (0.41)       119

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JANUARY 31,


EQUITY INCOME PORTFOLIO

CLASS A
2000        $13.44    $0.23      $0.93     $(0.22)   $(0.28)     $14.10    8.49%  $62,863    0.96%   1.63%     1.07%   1.52%    15%
1999         12.62     0.27       1.52      (0.27)    (0.70)      13.44   14.69    52,095    0.96    1.97%     1.09    1.84     47
1998         11.23     0.27       1.78      (0.27)    (0.39)      12.62   18.44    48,076    1.11    2.26      1.15    2.22     68
1997 (1)     10.00     0.16       1.23      (0.16)     0.00       11.23   13.98    41,580    1.20    3.27      1.25    3.22     10


CLASS B
2000        $13.44    $0.24      $0.89     $(0.19)   $(0.28)     $14.10    8.23%  $5,965     1.21%   1.39%     1.32%   1.28%    15%
1999         12.62     0.22       1.54      (0.24)    (0.70)      13.44   14.43    6,206     1.21    1.72      1.34    1.59     47%
1998         11.24     0.23       1.79      (0.25)    (0.39)      12.62   18.07    3,678     1.36    2.01      1.40    1.97     68
1997 (1)     10.00     0.15       1.24      (0.15)     0.00       11.24   13.98    1,504     1.45    3.02      1.50    2.97     10

(1) COMMENCED OPERATIONS ON AUGUST 2, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                 THE ARBOR FUND
                               OVB FAMILY OF FUNDS


INVESTMENT ADVISER

One Valley Bank
One Valley Square
P.O. Box 1793
Charleston, West Virginia 25326

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the OVB Family of Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2000, includes detailed information about the OVB Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-545-6331

BY MAIL:  Write to us
The OVB Family of Funds
c/o The Arbor Fund
P.O. Box 219947
Kansas City, Missouri 64121-9947

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                           GOLDEN OAK FAMILY OF FUNDS

                                     TRUST:

                                 THE ARBOR FUND

                                   PORTFOLIOS:

                           GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO
                    GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO
                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

                               INVESTMENT ADVISER:

                                  CITIZENS BANK

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following Portfolios of the Trust: Golden Oak Growth, Golden Oak Value, Golden Oak Tax-Managed Equity, Golden Oak Small Cap Value Portfolio, Golden Oak International Equity Portfolio, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolio. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 2000. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS

THE PORTFOLIOS AND THE TRUST.............................................S-1
INVESTMENT OBJECTIVES AND POLICIES.......................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS....................................S-10
INVESTMENT LIMITATIONS..................................................S-31
THE ADVISER.............................................................S-35
THE SUB-ADVISERS........................................................S-37
THE ADMINISTRATOR.......................................................S-41
THE DISTRIBUTOR.........................................................S-42
THE TRANSFER AGENT......................................................S-45
THE CUSTODIAN...........................................................S-45
LEGAL COUNSEL...........................................................S-45
INDEPENDENT ACCOUNTANTS.................................................S-45
TRUSTEES AND OFFICERS OF THE TRUST......................................S-46
COMPUTATION OF YIELD....................................................S-49
CALCULATION OF TOTAL RETURN.............................................S-51
PURCHASE AND REDEMPTION OF SHARES.......................................S-52
LETTER OF INTENT........................................................S-53



DETERMINATION OF NET ASSET VALUE........................................S-53
TAXES...................................................................S-54
TRADING PRACTICES AND BROKERAGE.........................................S-59
DESCRIPTION OF SHARES...................................................S-63
SHAREHOLDER LIABILITY...................................................S-63
LIMITATION OF TRUSTEES' LIABILITY.......................................S-64
5% AND 25% SHAREHOLDERS.................................................S-64
EXPERTS.................................................................S-65
FINANCIAL STATEMENTS....................................................S-65
DESCRIPTION OF RATINGS...................................................A-1

May 31, 2000
GOK-F-013-04

THE PORTFOLIOS AND THE TRUST

The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Eight of these portfolios were established by The Arbor Fund (the "Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through three separate classes (Institutional, Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Institutional, Class A and Class B Shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Institutional, Class A and Class B shares of the Golden Oak Growth (formerly, the Golden Oak Diversified Growth Portfolio) (the "Growth Portfolio"), Golden Oak Value (the "Value Portfolio"), Golden Oak Tax-Managed Equity (the "Tax-Managed Portfolio"), Golden Oak Small Cap Value Portfolio (the "Small Cap Portfolio"), Golden Oak International Equity Portfolio (the "International Equity Portfolio"), Golden Oak Intermediate-Term Income (the "Intermediate-Term Income Portfolio"), Golden Oak Michigan Tax Free Bond (the "Michigan Portfolio") and Golden Oak Prime Obligation Money Market (the "Prime Obligation Portfolio") Portfolios (each a "Portfolio" and collectively, the "Portfolios") of the Trust.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives are fundamental policies of the Portfolios. There is no assurance that the Portfolio will achieve its investment objective. A fundamental policy cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

THE GROWTH PORTFOLIO -- The investment objective of the Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will be at least 65% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, United States Dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. Nicholas-Applegate Capital Management (the "Sub-Adviser") will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, have accelerating earnings growth, rising analyst estimates of earnings growth, strong fundamental quality and positive price behavior. However, there is no assurance that the Sub-Adviser will be able to accurately predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was 82.69%.

THE VALUE PORTFOLIO -- The investment objective of the Value Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 65%) in equity securities and will focus on equity securities, which are undervalued relative to a company's earnings. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in American Depositary Receipts and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in the money market instruments described below.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was 102.11%. Such a turnover rate may result in higher transaction costs and may result in additional taxes.

THE TAX-MANAGED PORTFOLIO -- The Tax-Managed Portfolio has an investment objective of maximizing long term capital appreciation on an after-tax basis. The Tax-Managed Portfolio is best suited for the long-term equity investor who has a moderate risk orientation. The Tax-Managed Portfolio seeks to minimize taxes and is targeted to long term investors seeking the optimum blend of performance and tax efficiency. There is no assurance that the Tax-Managed Portfolio will achieve its investment objective.

The Tax-Managed Portfolio primarily invests in common stocks and is designed to have risk characteristics similar to those of the S&P 500 Index. As with any equity fund, the value of the Tax-Managed Portfolio's investments varies from day to day in response to the activities of the individual companies and general market and economic conditions. To the extent the Tax-Managed Portfolio invests in non-US securities, the risks and volatility are magnified since the performance of non-US stocks depends upon changes in international currency values, different political and regulatory environments, and the overall political and economic conditions in countries where the Tax-Managed Portfolio invests.

Under normal conditions, the Tax-Managed Portfolio expects to be fully invested in common stocks (and will be at least 65% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Tax-Managed Portfolio may invest in warrants and rights to purchase common stocks, United States Dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Tax-Managed Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Tax-Managed Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Tax-Managed Portfolio's net assets as of the time such options are entered into by the Tax-Managed Portfolio. Nicholas-Applegate Capital Management (the "Sub-Adviser") will engage in such transactions only as hedging transactions and not for speculative purposes.

The Tax-Managed Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Tax-Managed Portfolio's Sub-Adviser determines that market conditions warrant, the Tax-Managed Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Tax-Managed Portfolio is engaged in temporary defensive investment, the Tax-Managed Portfolio will not be pursuing its investment objective.

The Tax-Managed Portfolio reserves the right to engage in securities lending but has no present intention to do so.

The Tax-Managed Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was 32.30%.

THE SMALL CAP VALUE PORTFOLIO - The investment objective of the Portfolio is to seek long-term capital appreciation.

The Portfolio attempts to achieve its investment objective by investing primarily in small capitalization U.S. common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 65%) in equity securities and will focus on equity securities, which are believed to be undervalued relative to a company's ability to generate cash flows. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of U.S. companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in American Depositary

Receipts and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments").

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investment, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was 10.86%.

THE INTERNATIONAL EQUITY PORTFOLIO -- The investment objective of the Portfolio is to seek long-term capital appreciation.

The Portfolio invests primarily in stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The EAFE Index is an unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The Portfolio normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. To a lesser degree, the Portfolio may also invest in equity securities of issuers operating in emerging market economies. The Portfolio primarily buys common stock but also can invest in other equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.


In making investment decisions for the Fund, the Advisor evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Advisor cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.


BlackRock International, Ltd. (the "Sub-Adviser"), in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. The Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan. From time to time the Portfolio may invest in the securities of issuers located in emerging market countries.

Although the Portfolio intends to be as fully invested as practicable in equity securities of foreign issuers, the Portfolio may invest in up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"). The Portfolio may also enter into repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in Money Market Instruments and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may use options or futures when consistent with its investment objective. The primary purpose of using derivatives is to attempt to reduce risk to the Portfolio as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The Portfolio may also use forward currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The Portfolio may lend securities (up to 33 1/3% of the value of its total assets) on a short-term basis in order to earn extra income. The Portfolio will receive collateral in cash or high quality securities equal to the current value of the loaned securities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Portfolio's turnover may be influenced by specific company fundamentals, market environments and investment opportunities.

THE INTERMEDIATE-TERM INCOME PORTFOLIO -- The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States Dollar denominated obligations: (i) bills, notes receipts and bonds issued by United States Treasury and STRIPs of such obligations that are transferable through the Federal Book -Entry System ("US Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities; (iii) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; (iv) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the Adviser; (v) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (vi) repurchase agreements involving any of the above securities.

The remaining 20% of the Portfolio's assets may be invested in: (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated in one of the top two categories by S&P or Moody's; (iv) receipts evidencing separately traded interest and principal component parts of United States government obligations ("STRIPS"); (v) taxable municipal securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; (vi) corporate bonds and debentures rated BBB by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; and (vii) repurchase agreements involving such securities. The Portfolio will limit its purchase of corporate securities rated BBB by S&P or Moody's (or of comparable quality) to 10% of its total assets. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years, although there are no restrictions on the maturity of any single instrument.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities (as defined in the "Description of Permitted Investments" section).

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition , the Portfolio reserves the right to engage in securities lending but has no present intention to do so. For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was approximately 24.93%.

THE MICHIGAN PORTFOLIO -- The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities that meet the following criteria: (i) municipal bonds rated in one of the four highest rating categories ("investment grade"); (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Description of Permitted Investments -- Special Factors Relating to Michigan Municipal Securities."

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2000, the Portfolio's annual turnover rate was 2.42%.

THE PRIME OBLIGATION PORTFOLIO -- The investment objective of the Prime Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. Dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less, as defined by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). For a further discussion of these rules, see "Description of Permitted Investments."

The Portfolio intends to invest exclusively in: (i) bills, notes, receipts and bonds issued by the United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States government;
(iii) commercial paper of United States or foreign issuers, including asset-backed securities rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by Wellington Management Company, LLP (the "Sub-Adviser") to be of comparable quality; (iv) obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements; (v) U.S. Dollar denominated obligations of foreign governments including Canadian and Provincial government and Crown Agency obligations; (vi) short-term corporate obligations, including asset-backed securities, of United States and foreign issuers with commercial paper that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (vii) repurchase agreements involving any of the foregoing obligations; (viii) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two nationally recognized statistical ratings organizations ("NRSROs") in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (ix) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; and (x) to the extent permitted by applicable law, shares of other investment companies.

The Portfolio may invest up to 10% of its net assets in Illiquid Securities.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

DESCRIPTION OF PERMITTED INVESTMENTS
AMERICAN DEPOSITARY RECEIPTS ("ADRS"); EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS").


ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. markets. ADRs, EDRs, and GDRs may be available for investment through "sponsored" or "unsponsored" facilities.
A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BANK OBLIGATIONS

The Trust is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

CURRENCY TRANSACTIONS

The International Equity Portfolio may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Portfolio may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolio will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Portfolio may use Position Hedging when the Advisor, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market between the date the forward contract is entered into and the date its matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Swedish krone is linked to the Euro, the Fund holds securities dominated in krone and the Advisor believes that the value of the krone will decline against the U.S. Dollar, the Advisor may enter into a contract to sell Euros and buy dollars.

Currency Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not by present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.


Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

EQUITY SECURITIES

Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Bonds rated BBB by S&P or Moody's are to be considered as investment medium grade obligations. Such debt rated BBB has an adequate capacity to pay interest and repay principal although it is more vulnerable to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Such securities are considered to have speculative characteristics.

FOREIGN ISSUERS

The International Equity Portfolio will invest and other Portfolios may invest in issuers located outside the United States. The Portfolios may purchase ADRs, "ordinary shares," or "New York shares" in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Portfolios from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FOREIGN SECURITIES

The Growth, Value, Tax-Managed, Intermediate-Term Income, International Equity and Prime Obligation Portfolios may invest in U.S. Dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and other short-term corporate obligations, foreign securities and Europaper. In addition, the Growth, Intermediate-Term Income, Value and International Equity Portfolios may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers, than domestic issuers. In addition, foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. Dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

Each of the risks associated with investing in foreign securities may be magnified for securities issued by companies operating in emerging market countries. Emerging market countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.


By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

FUTURES CONTRACTS AND OPTIONS

The Tax-Managed, Intermediate-Term Income, International Equity, and Michigan Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for BONA FIDE hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "BONA FIDE hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

RISK FACTORS IN FUTURES TRANSACTIONS -- Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

INVESTMENT COMPANIES

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES

The Prime Obligation and Intermediate-Term Income Portfolios may invest in securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U. S. government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflect interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MUNICIPAL SECURITIES

Municipal notes in which the Michigan Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Michigan Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments that are permissible investments for the Michigan Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Michigan Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures; at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO MICHIGAN MUNICIPAL SECURITIES -- Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

The State's economy could be affected adversely by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

The principal revenues sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%). In the event that the State's total revenues exceed the limit by one percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. Any excess of less than 1% may be transferred to the Budget Stabilization Fund.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds.

The Michigan Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of AD VALOREM taxes on taxable property within the jurisdiction of the local unit. Challenges to the ability of local units to levy such taxes could have an adverse impact on the AD VALOREM tax bases of such units that could adversely affect their ability to raise funds for operation and debt service requirements.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENTAL ISSUERS -- The Prime Obligation Portfolio may, when deemed appropriate by its Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

OPTIONS


The Growth, Michigan, International Equity, and Intermediate-Term Income Portfolios may write call options on a covered basis only. The Michigan and the Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Tax-Managed and Value Portfolios may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (I.E., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

COVERED CALL WRITING -- The Growth, International Equity and the Tax-Managed Portfolios may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Portfolios' net assets as of the time such options are entered into by the Portfolios. The advantage to a Portfolio of writing covered calls is that the Portfolio receives a premium which is additional income. However, if the security rises in value, the Portfolios may not fully participate in the market appreciation.


In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security, which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

RECEIPTS

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," as defined by Rule 2a-7, which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES

The Value Portfolio, Tax-Managed Portfolio and Prime Obligation Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolios may invest up to 15% (10% for the Prime Obligation Portfolio) of their net assets in illiquid securities, including restricted securities. Each Portfolio may invest in
Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

The Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the United States government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value (including any collateral received in connection with such loans). A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

SECURITIES OF FOREIGN ISSUERS

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. Dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. Dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

The Prime Obligation, Intermediate-Term Income and Value Portfolios may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the Adviser or Sub-Adviser will only purchase STRIPS for the Prime Obligation Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligation Portfolio.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the United States government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the United States government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS.

VARIABLE AMOUNT MASTER DEMAND NOTES

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in variable amount master demand notes that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED SECURITIES

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A

Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES (ALL PORTFOLIOS EXCEPT INTERNATIONAL EQUITY)

The following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 9 and 11 below, which are non-fundamental policies only for the Value Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio or the Tax-Managed Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

4.   Acquire more than 10% of the voting securities of any one issuer.

5.   Invest in companies for the purpose of exercising control.

6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies that invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Prime Obligation

     Portfolio will invest in the shares of another money market fund only if
     (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios.

12. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES (ALL PORTFOLIOS EXCEPT INTERNATIONAL EQUITY)

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's net assets (10% for the Prime Obligation Portfolio).

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

FUNDAMENTAL POLICIES  (INTERNATIONAL EQUITY PORTFOLIO)

The following investment limitations are fundamental policies of the International Equity Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

The International Equity Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio. This restriction applies to 75% of the Portfolio's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Portfolio has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. The Portfolio will not purchase securities while its borrowing exceeds 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES (INTERNATIONAL EQUITY PORTFOLIO)

The following investment policies are non-fundamental policies of the International Equity Portfolio and may be changed with respect to the Portfolio by the Board of Trustees.

The Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

2. Purchase securities on margin or effect short sales, except that the Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Portfolio's fundamental limitation on borrowing.

5.   Invest in companies for the purpose of exercising control.

6.   Invest in real estate limited partnerships.

7. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER

Citizens Bank (the "Adviser") serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement also provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Trust and the Adviser have employed Wellington Management Company, LLP as the investment sub-adviser to the Prime Obligation Portfolio, Systematic Financial Management, L.P. as the investment sub-adviser to the Value and Small Cap Value Portfolios, Nicholas-Applegate Capital Management as the investment sub-adviser to the Growth Portfolio and the Tax-Managed Portfolio and BlackRock International, Ltd., as the investment sub-adviser to the International Equity Portfolio, to manage the Portfolios on a day-to-day basis, in each case subject to the supervision of the Adviser and the Trustees. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

The Adviser, 328 S. Saginaw Street, Flint, Michigan 48502, was incorporated in 1871 in the State of Michigan. Citizens Bank is a wholly-owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $7.6 billion in assets and 229 banking offices in Michigan and Illinois. As of January 31, 2000, the Adviser's total assets under management were $3.8 billion. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Growth Portfolio, 0.34%; Value Portfolio, 0.29% on the first $50 million, 0.39% on the next $50 million, and 0.34% on any amount above $100 million; Tax-Managed Portfolio, 0.34%; Small Cap Value Portfolio; 0.34%, International Equity Portfolio; 0.30%; Intermediate-Term Income Portfolio, 0.50%; Michigan Portfolio, 0.50%; and Prime Obligation Portfolio, 0.25% on the first $500 million, and 0.80% in excess of $500 million. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Institutional, Class A and Class B shares of the Portfolios, as follows:

Portfolio                                          Institutional Class           Class A               Class B
---------                                          -------------------           -------               -------
Value Portfolio                                           1.10%                   1.35%                 2.10%
Growth Portfolio                                          1.10%                   1.35%                 2.10%
Tax-Managed  Equity Portfolio                             1.10%                   1.35%                 2.10%
Small Cap Value Portfolio                                 1.35%                   1.60%                 2.35%
International Equity Portfolio                            1.50%                   1.75%                 2.50%
Intermediate-Term Income Portfolio                        0.65%                   0.90%                 1.65%
Michigan Tax Free Bond Portfolio                          0.65%                   0.90%                 1.65%
Prime Obligation Portfolio                                0.40%                   0.65%                 1.40%

The Adviser reserves the right, in its sole discretion, to terminate all or part of its voluntary fee waiver at any time.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Portfolios paid the following advisory fees to Citizens Bank:

                                                              Fees Paid (000)                Fees Waived (000)
                                                              ---------------                -----------------
Portfolio                                                  1998      1999       2000      1998     1999      2000
---------                                                  ----      ----       ----      ----     ----      ----

Golden Oak Growth Portfolio                                $121      $141       204        $1       $0        $0

Golden Oak Value Portfolio                                 $45       $107       173        $5       $2        $0

Golden Oak Tax-Managed Equity Portfolio                     *          *        $74        *         *       $37

Golden Oak Small Cap Value Portfolio                        *          *        $20        *         *       $29

Golden Oak International Equity Portfolio                   *          *         *         *         *        *

Golden Oak Intermediate-Term Income Portfolio              $425      $467       $542      $189     $194      $238

Golden Oak Michigan Tax Free Bond Portfolio                $168      $301       $307      $84      $141      $154

Golden Oak Prime Obligation Money Market  Portfolio        $34        $38       $24       $277     $273      $260

*    Not in operation during such period.

THE SUB-ADVISERS

Wellington Management Company, LLP (a "Sub-Adviser" or "WMC") serves as the investment sub-adviser for the Prime Obligation Portfolio, Systematic Financial Management, L.P. (a "Sub-Adviser" or "Systematic Financial") serves as investment sub-adviser for the Value Portfolio and Small Cap Value Portfolio, Nicholas-Applegate Capital Management (a "Sub-Adviser" or "Nicholas-Applegate") serves as investment sub-adviser for the Growth Portfolio and Tax-Managed Portfolio and BlackRock International, Ltd., (a "Sub-Adviser" or "BIL") serves as investment sub-adviser for the International Equity Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the appropriate Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

WELLINGTON MANAGEMENT COMPANY, LLP

WMC is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of April 30, 2000, WMC had discretionary management authority with respect to approximately $245 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WMC is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that WMC manages for the Trust including assets of funds other than the Prime Obligation Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets".

For the fiscal years ended January 31, 1998, January 31, 1999 and January 31, 2000, Wellington Management received the following sub-advisory fees from the
Portfolio:

                                                              Fees Paid (000)                Fees Waived (000)
                                                              ---------------                -----------------
Portfolio                                                  1998      1999       2000      1998     1999      2000
---------                                                  ----      ----       ----      ----     ----      ----

Golden Oak Prime Obligation Money Market Portfolio         $104      $104       $95        $0       $0        $0

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas-Applegate serves as the investment sub-adviser for the Growth Portfolio and the Tax-Managed Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 1987, investment companies. As of January 31, 2000, Nicholas-Applegate had discretionary management authority with respect to approximately $38.9 billion of assets. Nicholas-Applegate is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is controlled by a corporation which, in turn, is controlled by a corporation controlled by Arthur
E. Nicholas. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Portfolios a fee, calculated daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of each Portfolio.

For the fiscal years ended January 31, 1998, January 31, 1999 and January 31, 2000, Nicholas-Applegate received the following sub-advisory fees from the Growth and Tax-Managed Portfolios:*

                                                              Fees Paid (000)                Fees Waived (000)
                                                              ---------------                -----------------
Portfolio                                                  1998      1999       2000      1998     1999      2000
---------                                                  ----      ----       ----      ----     ----      ----

Golden Oak Growth  Portfolio                               $144      $167       $241       $0       $0        $0

Golden Oak Tax-Managed Portfolio                            **        **        $130       **       **        $0

*    Prior to August 1997, the Adviser paid sub-advisory fees to
     Nicholas-Applegate.
**   Not in operation during such period.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Systematic Financial serves as the investment sub-adviser for the Value and Small Cap Value Portfolios. Systematic Financial was established in 1982 and has managed portfolios on a discretionary basis since inception. Systematic Financial's clients include foundations, pension funds, public retirement systems and Taft-Hartley plans as well as other institutional investors and individuals. Systematic Financial's value strategy, which was originally developed by its Chief Investment Officer, has been employed since the early 1980's. Systematic Financial is a Delaware limited partnership. The principal business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Systematic Financial is entitled to receive from the Value Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.45% of the first $50 million, 0.35% of the next $50 million and 0.40% of any amount above $100 million of the average daily net assets of the Value Portfolio and 0.65% of the average daily net assets of the Small Cap Value Portfolio.

For the fiscal years ended January 31, 1998, January 31, 1999 and
January 31, 2000 Systematic Financial received the following sub-advisory fees from the Portfolio:

                                                              Fees Paid (000)                Fees Waived (000)
                                                              ---------------                -----------------
Portfolio                                                  1998      1999       2000      1998     1999      2000
---------                                                  ----      ----       ----      ----     ----      ----

Golden Oak Value Portfolio                                  $78      $169       $249       $0       $0        $0

Golden Oak Small Cap Portfolio                               *         *         $93       $0       $0        $0

*    Not in operation during such period.

BLACKROCK INTERNATIONAL, LTD.

BlackRock International, Ltd. (BIL) serves as the investment sub-adviser for the International Equity Portfolio. The principal address of BIL is 7 Castle Street, Edinburgh, Scotland EH2 3AH. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly owned subsidiary of BlackRock, Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States. BlackRock is a majority owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. As of March 31, 2000, BlackRock has $172.6 billion in assets under management and manages assets on behalf of more than 3,000 institutions and 160,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, BIL is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.60% up to $35 million; 0.50% on assets $35 million to $100 million; 0.40% on assets above $100 million of the average daily net assets of the Portfolio.

The International Equity Portfolio had not commenced operations as of the Prospectus date, and had not paid any fees or had any type of return as of the fiscal year ended January 31, 2000.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to the Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Growth, Value, Tax-Managed, Small Cap Value, International Equity, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Value, Tax-Managed, and the Michigan Portfolios are also subject to a minimum fee of $50,000.

The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until May 19, 2002, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Armada Advantage Fund, Bishop Street Funds, Boston 1784 Funds , CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Fund, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Inter-national Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Administrator received the following fees:

                                                              Fees Paid (000)                Fees Waived (000)
                                                              ---------------                -----------------
Portfolio                                                  1998      1999       2000      1998     1999      2000
---------                                                  ----      ----       ----      ----     ----      ----

Golden Oak Growth Portfolio                                 $72       $84       $120      $0        $0        $0

Golden Oak Value Portfolio                                  $35       $78       $114      $26       $0        $0

Golden Oak Tax-Managed Equity Portfolio                      *         *        $65        *        *         $0

Golden Oak Small Cap Value Portfolio                         *         *        $30        *        *         $0

Golden Oak International Equity Portfolio                    *         *         *         *        *         *

Golden Oak Intermediate-Term Income Portfolio               $246      $264      $312      $0        $0        $0

Golden Oak Michigan Tax Free Bond Portfolio                 $101      $177      $184      $0        $0        $0

Golden Oak Prime Obligation Money Market Portfolio.         $270      $277      $253      $7        $0        $0

*    Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to Institutional, Class A and Class B shares of the Portfolio. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of the Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Institutional shares. Class A has a distribution plan (the "Class A Distribution Plan") and Class B has a distribution and service plan (the "Class B Distribution and Service Plan," collectively, the "Plans").

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (defined below), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

The Trust has adopted the Class A Distribution Plan and Class B Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Plans or any agreements related to them ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under each Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

CLASS A DISTRIBUTION PLAN

The Distribution Agreement and the Class A Distribution Plan adopted by the Class A shareholders provides that the Class A shares of the Portfolio will pay the Distributor a fee of 0.25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A shareholders or their customers who beneficially own Class A shares. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class A Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended January 31, 1998, January 31, 1999 and January 31, 2000, the Portfolios paid the following distribution fees:

                                                                       Distribution Fees Paid
                                                                       ----------------------
Portfolio                                                           1998         1999          2000
---------                                                           ----         ----          ----
Golden Oak Growth Portfolio                                         $669        $1,632        $13,564

Golden Oak Value Portfolio                                           $38         $909         $11,463

Golden Oak Tax-Managed Equity Portfolio                               *            *           $386

Golden Oak Small Cap Value Portfolio                                  *            *          $3,717

Golden Oak International Equity Portfolio                             *            *             *

Golden Oak Intermediate-Term Income Portfolio                       $183        $1,716        $15,488

Golden Oak Michigan Tax Free Bond Portfolio                          $57         $309         $1,082

Golden Oak Prime Obligation Money Market Portfolio                $101,244      $16,636       $17,486

*    Not in operation during such period.

The following Portfolios imposed a front-end sales charge upon their Class A Shares in the amounts shown for the fiscal years ended January 31, 1998, 1999 and 2000:

                                                                                          Dollar Amount of Loads
                                                                                             Retained by the
                                                            Dollar Amount of Loads             Administrator
                                                            ----------------------        ----------------------
Portfolio                                                 1998       1999       2000      1998     1999      2000
---------                                                 ----       ----       ----      ----     ----      ----
Golden Oak Growth Portfolio - Class A                     $363      $1,073     $8,900      $0       $0        $0

Golden Oak Value Portfolio - Class A                     $4,885      $644      $5,400      $0       $0        $0

Golden Oak Tax-Managed Equity Portfolio - Class A           *          *       $6,100      *         *        $0

Golden Oak Small Cap Value Portfolio-Class A                *          *         $0        *         *        $0

Golden Oak International Equity Portfolio- Class A          *          *         *         *         *        *

Golden Oak Intermediate-Term Income Portfolio -          $6,800      $390        $0        $0       $0        $0
Class A

Golden Oak Michigan Tax Free Bond                        $16,945    $1,036     $8,100      $0       $0        $0
Portfolio - Class A

Golden Oak Prime Obligation Money Market  Portfolio -      N/A        N/A       N/A       N/A       N/A      N/A
Class A

*    Not in operation during such period.

The Prime Obligation Portfolio offers Class A Shares without a sales charge, and therefore, no information is provided with respect to that Portfolio.

CLASS B DISTRIBUTION PLAN

The Distribution Agreement and the Class B Distribution and Service Plan (the "Plan") adopted by the Class B shareholders provides that the Class B shares of the Portfolio will pay the Distributor a fee of 1.00% of the average daily net assets. The Distributor can use .75% of the fee to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B shareholders or their customers who beneficially own Class B shares. The Distributor can also use .25% of the fee in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class B Shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Class B Shares of the Fund had not commenced operations as of the date the Prospectus was printed, and had not incurred distribution expenses.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

THE CUSTODIAN

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian") acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. In addition, with respect to the International Equity Portfolio, State Street Bank (the "Sub-Custodian") serves as sub-custodian for the Portfolio's assets maintained in foreign countries.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Trust with respect to Michigan State issues.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Armada Advantage Fund, Bishop Street Funds, Boston 1784 Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Fund, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- President, Controller and Chief Financial OfficeR -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981- September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, t he Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

--------------------

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.
** Messrs. Cooney, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

                               COMPENSATION TABLE

                                                                                                  Total Compensation
                                                              Pension or                         From Registrant and
                                                              Retirement                          Fund Complex Paid
                                          Aggregate        Benefits Accrued   Estimated Annual   to Trustees for the
                                      Compensation from       as Part of        Benefits Upon    Fiscal Year Ended
Name of Person, Position                 Registrant         Fund Expenses        Retirement      January 31, 2000 (1)
------------------------                 ----------         -------------        ----------      --------------------
John T. Cooney, Trustee                    $6,079                N/A                 N/A               $26,375

George C. Sullivan, Jr., Trustee           $7,443                N/A                 N/A               $33,125

Robert Patterson, Trustee                  $6,079                N/A                 N/A               $26,375

Eugene B. Peters, Trustee                  $6,079                N/A                 N/A               $26,375

James M. Storey, Trustee                   $6,079                N/A                 N/A               $26,375

William M. Doran, Trustee*                   $0                  N/A                 N/A                  $0

Robert A. Nesher, Trustee*                   $0                  N/A                 N/A                  $0

(1)  Total Compensation for service on one board.
*    A Trustee who is an "interested person" as defined by the 1940 Act.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligation Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) TO THE POWER OF 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

For the 7-day period ended January 31, 2000, the Prime Obligation Portfolio's yield was 5.46% for Institutional and 5.21% for Class A and the effective yield was 5.61% for Institutional and 5.34% for Class A. Class B Shares of the Portfolio had not begun operations as of the date of the Prospectus.

The yield of a non-Money Market Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2([(a-b)/(cd) + 1]TO THE POWER OF 6 - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Michigan Portfolio may also advertise a "tax-equivalent yield," which is a calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 2000, the Portfolios' yields and tax-equivalent yields were as follows:

                                                                    YIELDS                 TAX-EQUIVALENT YIELDS
                                                                    ------                 ---------------------
PORTFOLIO                                                  INSTITUTIONAL    CLASS A     INSTITUTIONAL      CLASS A
---------                                                  -------------    -------     -------------      -------
Golden Oak Growth Portfolio                                   (0.33%)       (0.56%)          N/A             N/A

Golden Oak Value Portfolio                                     0.65%         0.38%           N/A             N/A

Golden Oak Tax-Managed Equity Portfolio                       (0.27%)       (0.50%)          N/A             N/A

Golden Oak Small Cap Value Portfolio                           1.12%         0.81%           N/A             N/A

                                                                    YIELDS                 TAX-EQUIVALENT YIELDS
                                                                    ------                 ---------------------
PORTFOLIO                                                  INSTITUTIONAL    CLASS A     INSTITUTIONAL      CLASS A
---------                                                  -------------    -------     -------------      -------
Golden Oak International Equity Portfolio                        *             *              *               *

Golden Oak Intermediate Term Income Portfolio                  6.50%         5.96%           N/A             N/A

Golden Oak Michigan Tax-Free Bond Portfolio                    4.39%         3.95%          7.84%            7.05%

* Golden Oak International Equity Portfolio had not begun operations as of the date of the Prospectus.

The Portfolios had not commenced offering Class B Shares as of the date of the Prospectus and did not have performance data for the indicated periods.

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

From time to time, each Portfolio, other than the Prime Obligation Portfolio, may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 2000 and for the one, five and ten year periods ended January 31, 2000 were as follows:

                                                                             Average Annual Total Return
                                                                             ---------------------------
Portfolio                            Class                    One Year      Five Year       Ten Year      Since Inception**
---------                            -----                    --------      ---------       --------      -----------------
Golden Oak Growth Portfolio          Institutional            30.67%        29.74%          N/A           21.00%

                                     Class A (without load)   30.23%        29.37%          N/A           22.70%

                                     Class A (with load)      22.74%        27.84%          N/A           21.61%

Golden Oak Value Portfolio           Institutional            8.92%         20.39%          13.72%        13.39%

                                     Class A (without load)   8.61%         19.98%          13.36%        13.06%

                                     Class A (with load)      2.34%         18.56%          12.69%        12.61%

                                                                             Average Annual Total Return
                                                                             ---------------------------
Portfolio                            Class                    One Year      Five Year       Ten Year      Since Inception**
---------                            -----                    --------      ---------       --------      -----------------
Golden Oak Tax-Managed Equity        Institutional            N/A           N/A             N/A           3.03%
Portfolio
                                     Class A (without load)   N/A           N/A             N/A           2.77%

                                     Class A (with load)      N/A           N/A             N/A           (3.14)%

Golden Oak Small Cap Value           Institutional            N/A           N/A             N/A           (4.33)%
Portfolio
                                     Class A (without load)   N/A           N/A             N/A           (4.42)%

                                     Class A (with load)      N/A           N/A             N/A           (9.91)%

Golden Oak International Equity      Institutional            *             *               *             *
Portfolio
                                     Class A (without load)   *             *               *             *

                                     Class A (with load)      *             *               *             *

Golden Oak Intermediate-Term         Institutional            (4.07)%       5.38%           N/A           4.58%
Income Portfolio
                                     Class A (without load)   (4.22)%       5.11%           N/A           4.18%

                                     Class A (with load)      (8.56)%       4.15%           N/A           3.45%

Golden Oak Michigan Tax Free Bond    Institutional            (1.79)%       4.86%           5.55%         5.25%
Portfolio
                                     Class A (without load)   (2.03)%       4.61%           5.28%         4.97%

                                     Class A (with load)      (6.47)%       3.64%           4.79%         4.59%

*    Not in operation during such period.
** Intermediate-Term Income and Growth Portfolios Institutional Shares commenced operations February 1, 1993. Golden Oak Prime Obligations Money Market Portfolio Class A Shares commenced operations January 20, 1994. Golden Oak Intermediate-Term Income and Growth Portfolios Class A Shares commenced operations June 18, 1993. Golden Oak Michigan Tax Free Bond and Golden Oak Value Portfolios Class A and Institutional Shares commenced operations June 23, 1997. Golden Oak Tax-Managed Equity Value Portfolio commenced operations on April 30, 1999. Golden Oak Small Cap Value Portfolio commenced operations on September 1, 1999. Golden Oak International Equity Portfolio had not commenced operations as of the date printed on the Prospectus.

The Portfolios had not commenced offering Class B Shares as of the date of the Prospectus and did not have performance data for the indicated periods.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the applicable Sub-Adviser, the Administrator and/or the Custodian are not open for business.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Prime Obligation Portfolio is calculated separately for each class of the Portfolio by adding the value of securities and other assets, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 promulgated under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Growth, Value, Tax-Managed Equity, Small Cap, International Equity, Intermediate-Term Income and Michigan Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Portfolio intends to qualify and elect to be treated as a Regulated Investment Company ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders, (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

The Prime Obligation, Intermediate-Term Income and Value Portfolios may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolios must distribute to satisfy the Distribution Requirement. In some cases, the Portfolios may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although each Portfolio intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, each Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolios fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

PORTFOLIO DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Portfolio's earnings and profits. Each Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Portfolio intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholders have held their Portfolio Shares. If any such gains are retained, however, a Portfolio will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Intermediate-Term Income Portfolio, Michigan Portfolio or Prime Obligation Portfolio distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the Growth Portfolio and the Value Portfolio generally will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF PORTFOLIO SHARES

Generally, gain or loss on the sale or exchange of a Portfolio Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolios to shareholders and the ownership of Shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN PORTFOLIO

The Portfolio intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Portfolio's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolio during that year. This percentage may differ from the actual percentage for any particular day. Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolio intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Portfolio may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

TRADING PRACTICES AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and/or Sub-Adviser(s) is responsible for placing the orders to execute transactions for the Portfolios. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and/or Sub-Adviser(s) generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available if the difference is reasonably justified by other aspects of the portfolio execution securities offered.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and/or Sub-Adviser(s) will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Adviser and/or Sub-Adviser(s) select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's and/or a Sub-Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser and/or a Sub-Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser and/or a Sub-Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser and/or Sub-Adviser(s) may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser and/or Sub-Adviser(s), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser and/or Sub-Adviser(s) in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Adviser and/or Sub-Adviser(s) believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions, which generate commissions or their equivalent, are directed to broker/dealers who provide daily portfolio pricing services to the Adviser and/or Sub-Adviser(s). Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal years ended January 31, 1998, 1999 and 2000 the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

                                                                              % of Total Brokerage        % of Total Brokerage
                  Total $ Amount of Brokerage       Total $ Amount of         Commissions Paid to        Transactions Effected
                        Commissions Paid           Brokerage Commission        Affiliated Brokers      Through Affiliated Brokers
                                                    Paid to Affiliates

Portfolio          1998      1999       2000     1998     1999     2000     1998      1999     2000     1998     1999      2000
---------          ----      ----       ----     ----     ----     ----     ----      ----     ----     ----     ----      ----
Growth           $98,901    $52,495    $72,252    $0   $20,430   $24,060     0%      39.91%   33.30%     0%     41.77%    11.18%
Portfolio

Value Portfolio  $39,007   $141,248   $129,247    $0   $62,129   $37,074     0%      44.12%   28.68%     0%     37.34%    36.36%

Tax-Managed         *          *       $23,741    *       *         $0        *        *        0%       *        *         0%
Equity
Portfolio

Small Cap Value     *          *       $47,180    *       *        $506       *        *       1.07%     *        *       0.45%

International       *          *          *       *       *         *         *        *         *       *        *         *
Equity
Portfolio

Intermediate-Term   *       $3,410     $4,998     $0    $3,410    $4,998     0%        0%      100%      0%       0%      1.35%
Income
Portfolio

Michigan Tax        *         $0         $0       $0      $0        $0       0%        0%       0%       0%       0%        0%
Free Bond
Portfolio

Prime               *         $0         $0       $0      $0        $0       0%        0%       0%       0%       0%        0%
Obligation
Money Market
Portfolio

     *    Had not commenced operations as of the end of the fiscal year.


                                        Total Brokerage Commissions Paid to
                                         SIDC in Connection With Repurchase        Total $ Amount of Brokerage
                                               Agreement Transactions             Commissions Paid for Research

Portfolio                                 1998          1999         2000         1998         1999        2000
---------                                 ----          ----         ----         ----         ----        ----
Growth Portfolio                          $985         $1,308        $888        $17,844     $39,308     $10,390

Value Portfolio                            N/A          $438        $1,346       $46,715     $66,900     $27,202

Tax-Managed Equity Portfolio                *            *            $0            *           *         $4,208

Small Cap Value                             *            *           $506           *           *         $9,966

International Equity Portfolio              *            *             *            *           *            *

Intermediate-Term Income Portfolio       $2,854        $3,410       $4,998         $0           $0          $0

Michigan Tax Free Bond Portfolio           N/A           $0           $0           $0           $0          $0

Prime Obligation Money Market              N/A           $0           $0           $0           $0          $0
Portfolio

The Adviser and/or Sub-Adviser(s) may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and/ or Sub-Adviser(s) and the Trust's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and/or Sub-Adviser(s) may give consideration to sales of shares of the Adviser and/or Sub-Adviser(s) as a factor in the selection of brokers and dealers to execute portfolio transactions for such Portfolio.

It is expected that the Adviser and/or Sub-Adviser(s) may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated thereunder by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser and/or Sub-Adviser(s) may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to a Portfolio or payment of certain Portfolio expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2000, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

                                                              Name of                                 Dollar Amount
Portfolio                                                  Broker/Dealer      Type of Security Held       at FYE
---------                                                  -------------      ---------------------   -------------
Golden Oak Growth Portfolio                             Morgan Stanley        Repurchase Agreement    $1,594,002

Golden Oak Value Portfolio                              J.P. Morgan           Equity                  $736,875

                                                        Morgan Stanley Dean   Equity                  $1,258,750
                                                        Witter
                                                        Discover

                                                        Morgan Stanley        Repurchase Agreement    $2,829,788

Golden Oak Tax-Managed Equity Portfolio                 N/A                   N/A                     N/A

Golden Oak Small Cap Value Portfolio                    Morgan Stanley        Repurchase Agreement    $4,686,432

Golden Oak International Equity Portfolio               *                     *                       *

Golden Oak Intermediate-Term Income Portfolio           Merrill Lynch         Debt                    $3,545,000

                                                        Morgan Stanley Dean   Debt                    $2,999,610
                                                        Witter, Discover

                                                        Morgan Stanley        Repurchase  Agreement   $5,849,383

Golden Oak Michigan Tax Free Bond Portfolio             N/A                   N/A                     N/A

Golden Oak Prime Obligation Money Market Portfolio      Goldman Sachs Gp      Commercial Paper        $2,999,529

                                                        J.P. Morgan           Debt                    $999,623

                                                        Lehman Brothers       Repurchase Agreement    $6,200,000

*    Portfolio had not commenced operations as of the date of the Prospectus.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto.
Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 5, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO--INSTITUTIONAL:
Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 98.00%.

GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO--CLASS A:
Bruce B. Mackey Tr., Bruce B. Mackey Trust, 3181 Tri Park Drive, Grand Blanc, MI 48439-7088, 5.89%;

Robert B. Mackey Tr., Robert B Mackey Revoc Trust, 6166 Eastknoll Dr., Grand Blanc, MI 48439-5001, 8.65%

Invesco Trust Co., The Citizens Banking Corporation, Preferred Savings Plan, P.O. Box 77405, Atlanta, GA 30357-1405, 29.88%.

GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO--INSTITUTIONAL:
Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 98.96%.

GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO--CLASS A:
Dana A. Czmer, FBO The Dana A. Czmer Trust, 532 Ashwood, Flushing, MI 48433-1329, 12.04%;

John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439-1947, 7.08%;

Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 39.80%.

GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO--INSTITUTIONAL:
Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 96.77%.

GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO--CLASS A:
SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 8.56%.
Invesco Trust Co., The Citizens Banking Corporation, Preferred Savings Plan, P.O. Box 77405, Atlanta, GA 30357-1405, 88.66%.

GOLDEN OAK GROWTH PORTFOLIO--INSTITUTIONAL:
Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 95.89%.

GOLDEN OAK GROWTH PORTFOLIO--CLASS A:
Invesco Trust Co., The Citizens Banking Corporation, Preferred Savings Plan, P.O. Box 77405, Atlanta, GA 30357-1405, 89.70%.

GOLDEN OAK VALUE PORTFOLIO--INSTITUTIONAL:
Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 95.95%.

GOLDEN OAK VALUE PORTFOLIO--CLASS A:
Invesco Trust Co., The Citizens Banking Corporation, Preferred Savings Plan, P.O. Box 77405, Atlanta, GA 30357-1405, 92.84%.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 2000, and the Report of Independent Accountants of
PricewaterhouseCoopers LLP dated March 15, 2000 relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -   Leading market positions in well-established industries.

        -   High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

                               OVB FAMILY OF FUNDS


Trust:                                                            THE ARBOR FUND

Portfolios:                                          OVB EQUITY INCOME PORTFOLIO
                                              OVB CAPITAL APPRECIATION PORTFOLIO
                                             OVB GOVERNMENT SECURITIES PORTFOLIO
                                   OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                                                 OVB PRIME OBLIGATIONS PORTFOLIO

Investment Adviser:                        ONE VALLEY BANK, NATIONAL ASSOCIATION

                       STATEMENT OF ADDITIONAL INFORMATION

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus; it provides information about the activities and operations of the OVB Family of Funds (the "Funds"), a group of mutual funds consisting of separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectus dated May 31, 2000. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS
THE FUNDS AND THE TRUST................................................S-3
INVESTMENT OBJECTIVES..................................................S-3
INVESTMENT POLICIES AND INFORMATION....................................S-4
GENERAL INVESTMENT POLICIES AND RISK FACTORS...........................S-8
DESCRIPTION OF PERMITTED INVESTMENTS..................................S-11
INVESTMENT LIMITATIONS................................................S-25
THE ADVISER...........................................................S-28
THE SUB-ADVISER.......................................................S-29
THE ADMINISTRATOR.....................................................S-30
THE DISTRIBUTOR.......................................................S-31
THE TRANSFER AGENT....................................................S-33
THE CUSTODIAN.........................................................S-33
INDEPENDENT ACCOUNTANTS...............................................S-33
LEGAL COUNSEL.........................................................S-33
TRUSTEES AND OFFICERS OF THE TRUST....................................S-33
PERFORMANCE INFORMATION...............................................S-36
COMPUTATION OF YIELD..................................................S-37
CALCULATION OF TOTAL RETURN...........................................S-39
PURCHASE AND REDEMPTION OF SHARES.....................................S-39
DETERMINATION OF NET ASSET VALUE......................................S-40
TAXES.................................................................S-41
PORTFOLIO TRANSACTIONS................................................S-45
TRADING PRACTICES AND BROKERAGE.......................................S-46

DESCRIPTION OF SHARES.................................................S-49
SHAREHOLDER LIABILITY.................................................S-50
LIMITATION OF TRUSTEES' LIABILITY.....................................S-50
5% AND 25% SHAREHOLDERS...............................................S-50
EXPERTS...............................................................S-51
FINANCIAL STATEMENTS..................................................S-51
DESCRIPTION OF RATINGS.................................................A-1



May 31, 2000
OVB-F-003-08

THE FUNDS AND THE TRUST

This Statement of Additional Information relates to the OVB Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of: the OVB Equity Income Portfolio, the OVB Capital Appreciation Portfolio, the OVB Government Securities Portfolio (the "Government Portfolio"), the OVB West Virginia Tax-Exempt Income Portfolio (the "West Virginia Portfolio") and the OVB Prime Obligations Portfolio (the "Prime Obligations Portfolio") (each, a "Portfolio," and collectively the "Portfolios"). The Portfolios may also be referred to as follows: the Equity Income and Capital Appreciation Portfolios as the "Equity Portfolios," the Government and West Virginia Portfolios as the "Fixed Income Portfolios" and the Prime Obligations Portfolio as the "Money Market Portfolio." For ease of reference, the letters "OVB" have been omitted from the Portfolios' names throughout this Statement of Additional Information. Each Portfolio is a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each series is a separate mutual fund. Except for differences between the Class A and Class B shares of the Portfolios pertaining to dividends, voting rights and distribution plans, each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Portfolio should be made without first reading the Prospectus.

Each Portfolio pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES

The EQUITY INCOME PORTFOLIO -- The investment objective of the Equity Income Portfolio is current income, with the secondary goal of moderate capital appreciation.

The CAPITAL APPRECIATION PORTFOLIO -- The investment objective of each of the Capital Appreciation Portfolio is long-term growth of capital.

The GOVERNMENT PORTFOLIO -- The investment objective of the Government Portfolio is current income consistent with the preservation of capital.

The WEST VIRGINIA PORTFOLIO -- The investment objective of the West Virginia Portfolio is current income, exempt from both federal income taxes and West Virginia personal income taxes, consistent with the preservation of capital.

The PRIME OBLIGATIONS PORTFOLIO -- The investment objective of the Prime Obligations Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio also expects to maintain a constant net asset value of $1.00 per share on a continuous basis.

Each Portfolio's investment objective is a fundamental policy of that Portfolio, and it is a fundamental policy of the West Virginia Portfolio to invest at least 80% of its net assets in Municipal Securities the interest on which is not an alternative minimum tax preference item. Fundamental policies of a Portfolio cannot be changed with respect to that Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio will be able to achieve its investment objective.

INVESTMENT POLICIES AND INFORMATION

OVB EQUITY INCOME PORTFOLIO

The EQUITY INCOME PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in dividend-paying common stocks, preferred stocks, and preferred stocks and debt securities convertible into common stock of U.S. and foreign issuers. These equity securities may include American Depositary Receipts ("ADRs") and interests of investment trusts, such as "Diamonds" and "SPDRs."

Any remaining assets may be invested in the following securities, but only if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization (an "NRSRO") or is of comparable quality as determined by the Adviser: (i) U.S. Government securities
(ii) mortgage-backed securities rated in one of the four highest rating categories, (iii) asset-backed securities rated in one of the four highest rating categories, (iv) corporate bonds and notes and bank obligations rated in one of the four highest rating categories, (v) money market instruments, (vi) warrants and rights to purchase common stocks and (vii) shares of other investment companies.

The Portfolio may purchase securities that do not pay current dividends but which offer prospects for growth of capital and future income. The Portfolio is not subject to any maturity restrictions on its investment in non-money market instruments.

The Adviser will generally select for the Portfolio, securities of companies with market capitalizations in excess of $5 billion that provide a level of income which is greater than the average income provided by the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). The Adviser also intends to maintain for the Portfolio an aggregate beta (a measure of a stock's volatility in relation to the S&P 500 Index) and price/earnings ratio less than the S&P 500 Index average.

All of the equity securities in which the Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

OVB CAPITAL APPRECIATION PORTFOLIO

The CAPITAL APPRECIATION PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in common stocks, warrants to purchase common stocks, debt securities convertible to common stocks, preferred stocks convertible to common stocks and interests in investment trusts, such as Diamonds and SPDRs (together, "Equity Securities") of U.S. and foreign issuers. Equity Securities of foreign issuers may include ADRs. Any assets not invested in Equity Securities may be invested in money market instruments.

The Adviser will generally select for the Capital Appreciation Portfolio securities of large- and medium-sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, will continue to present significant growth potential. Such companies generally have market capitalizations in excess of $1 billion, and annual revenues in excess of $500 million. The Adviser may also seek to increase potential returns by identifying "niche" companies in diverse industries and by identifying demographic, economic, and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, or any business restructuring, and may also consider the potential for increased institutional ownership. The Adviser may, but will not necessarily, consider dividend income when selecting Equity Securities for the Portfolio.

All of the Equity Securities in which the Capital Appreciation Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

OVB GOVERNMENT SECURITIES PORTFOLIO

The GOVERNMENT PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities"), including U.S. Treasury obligations, U.S. Government agency obligations and repurchase agreements involving such securities. For a more detailed description, see "Description of Permitted Investments." The remainder of the Portfolio's assets may be invested in the following securities but only if, at the time of purchase, the security either has the requisite rating from an NRSRO or is of comparable quality as determined by the Adviser: (i) corporate fixed income obligations rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in one of the two highest rating categories by an NRSRO; (iii) asset-backed securities rated in one of the two highest rating categories by an NRSRO; (iv) receipts evidencing separately traded interest and principal component parts of U.S. Government securities, including STRIPs ("Receipts");
(v) repurchase agreements involving any of the foregoing securities; (vi) investment quality guaranteed investment contracts; (vii) common stocks of utility companies; (viii) preferred stocks; (ix) taxable municipal securities rated in one of the two highest rating categories by an NRSRO; and (x) Money Market Instruments.

The Government Portfolio will not invest more than 20% of its total assets in common and preferred stocks of utility companies. In addition the Government Portfolio may invest up to 5% of its total assets in preferred stocks of issuers in other industries.

Normally, the Portfolio will maintain a dollar-weighted average portfolio maturity of three to ten years, and the Adviser generally expects this maturity to range from five to ten years; however, under certain circumstances this weighted average maturity may fall below three years or rise above ten years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

The WEST VIRGINIA PORTFOLIO will, under normal market conditions, invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax and is not a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal conditions, the Portfolio will invest at least 65% of its total assets in Municipal Securities the interest on which is also exempt from West Virginia personal income tax ("West Virginia Municipal Securities"). The Portfolio reserves the right to invest up to 20% of its net assets in (i) Municipal Securities the interest on which is a preference item for federal alternative minimum tax purposes and (ii) taxable investments consisting of the types of securities in which the Government Portfolio may invest. For temporary defensive purposes when, in the opinion of the Adviser, West Virginia Municipal Securities are not readily available or of sufficient quality, the Portfolio may invest up to 100% of its assets in securities the interest on which is exempt only from federal income taxes; other permissible temporary defensive investments, which are taxable, are discussed in "Description of Permitted Investments -- Special Factors Relating to West Virginia Municipal Securities" in this Statement of Additional Information.

The West Virginia Portfolio may purchase the following types of Municipal Securities (including West Virginia Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) municipal bonds in one of the four highest rating categories; (ii) municipal notes and certificates of participation in one of the two highest rating categories; and
(iii) tax-exempt commercial paper in one of the two highest rating categories. The Portfolio may also purchase other types of tax-exempt instruments provided that, at the time of their purchase, the Adviser determines that they are of quality comparable to the ratings stated above.

The Portfolio reserves the right to engage in transactions involving "puts" or standby commitments. There will be no limit to the percentage of portfolio securities that the West Virginia Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally held in the Portfolio will not exceed 0.5% of the value of the total assets of the Portfolio calculated immediately after such put is acquired. When entering into standby commitments, the Portfolio will set aside sufficient assets to pay for all standby commitments on their scheduled delivery dates.

NON-DIVERSIFICATION -- Investment in the West Virginia Portfolio, a non-diversified investment company, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities that the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers.

The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

OVB PRIME OBLIGATIONS PORTFOLIO

The PRIME OBLIGATIONS PORTFOLIO intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Portfolio. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only "eligible securities" having a maturity of 397 days or less, as defined by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). As a money market fund, the Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments-- Restraints on Investments by Money Market Funds."

The Prime Obligations Portfolio intends to invest exclusively in (i) bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) receipts evidencing separately traded interest and principal component parts of the U.S. Government obligations; (iv) commercial paper of United States or foreign issuers, including asset-backed securities rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality; (v) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements;
(vi) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vii) short-term corporate obligations, including asset-backed securities, of United States and foreign issuers with commercial paper of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (xi) shares of other investment companies. Under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities. Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

GENERAL INVESTMENT POLICIES AND RISK FACTORS

The Equity Income Portfolio and the Government and West Virginia Portfolios ("Fixed Income Portfolios") may purchase mortgage-backed securities ("MBSs"). These Portfolios may purchase MBSs that are U.S. Government securities, and the Government Portfolio may also invest in privately issued collateralized mortgage obligations ("CMOs"), a type of MBS, and real estate mortgage investment conduits ("REMICs"), a type of CMO, that are rated by an NRSRO in one of its two highest rating categories. The Equity Income Portfolio may also invest in privately issued CMOs and REMICs that are rated by an NRSRO in one of the four highest rating categories. The principal governmental issuers or guarantors of MBSs are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA or FHLMC are supported by the respective issuer only. The Portfolios may purchase MBSs that are backed or collateralized by fixed, adjustable or floating rate mortgages. For a further description of mortgage-backed securities and the risks associated with investing in them, see "Description of Permitted Investments."

The Fixed Income Portfolios may, in acquiring fixed income securities, seek opportunities for capital gain as well as income in light of such Portfolios' investment objectives. Investors in the West Virginia Portfolio should note that capital gains are taxable income. Appreciation in the value of these securities could arise from a number of market and economic factors, such as changes in interest rates generally or in the yield curve, improvement in an issuer's financial situation or perceptions in the market about the impact of economic developments on particular issuers or industries. There is no assurance that any Portfolio will, in fact, realize capital gains.

The Equity Income, Fixed Income and Prime Obligations Portfolios may invest in variable and floating rate obligations and may purchase securities on a when-issued basis. The Equity Income Portfolio may also engage in forward commitments. The Equity Portfolios and the Government Portfolio may engage in options transactions, and the Equity Income and Government Portfolios may also engage in futures transactions (including options on futures), in either case for hedging purposes. The aggregate value of option positions may not exceed 10% of a Portfolio's net assets as of the time the Portfolio enters into such options. Each Portfolio except the Prime Obligations Portfolio may use short sales "against the box" for hedging purposes.

Each Portfolio reserves the right to engage in securities lending, although no Portfolio has the present intent of doing so.

Each Portfolio other than the Prime Obligations Portfolio may invest a portion of its assets in the following money market instruments ("Money Market Instruments"): short-term U.S. Government securities; Receipts; time deposits, certificates of deposit and bankers' acceptances issued by U.S. commercial banks or savings and loan institutions having assets of at least $500 million as shown on their most recently available audited financial statements; commercial paper that, at the time of purchase, is either rated in one of the two highest rating categories by an NRSRO or of comparable quality as determined by the Adviser; and repurchase agreements involving the foregoing securities. In addition, each Portfolio may invest in shares of other investment companies. Under applicable law, no Portfolio may invest more than 10% of its total assets in shares of other investment companies, and investments in such shares may result in layering of expenses. Further discussion of a Portfolio's ability to invest in such shares is set out in this Statement of Additional Information. In addition, for temporary defensive purposes when the Adviser and/or the Sub-Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in Money Market Instruments and cash or cash equivalents. To the extent a Portfolio is investing for temporary defensive purposes, the Portfolio will not be pursuing its investment objective.

For a further description of these types of obligations or transactions, see "Description of Permitted Investments" in this Statement of Additional Information.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

In the event that a security owned by a Portfolio is downgraded below the rating categories discussed above, the Adviser will review the circumstances and take action it deems appropriate with respect to such security.

RISK FACTORS

EQUITY SECURITIES--Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Portfolios invest will cause the net asset value of these Portfolios to fluctuate. An investment in any of these Portfolios may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Capital Appreciation and Equity Income Portfolios will invest primarily in securities of large- and medium-sized companies. While the Adviser intends to invest each Portfolio's assets in companies that the Adviser's research indicates should, over the long term, provide significant growth potential, any investment in medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of medium-sized companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of medium-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. As a result, the value of the shares of either of these Portfolios can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

FIXED INCOME SECURITIES--The market value of the fixed income investments in which the Fixed Income and Prime Obligations Portfolios invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value. Each of the Fixed Income Portfolios may invest in securities rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. See the Appendix.

SECURITIES OF FOREIGN ISSUERS--Investments in the securities of foreign issuers may subject an Equity Portfolio or the Money Market Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. ADRs, typically issued by a U.S. financial institution, evidence ownership of underlying securities of a foreign issuer.

MORTGAGE-BACKED SECURITIES--The MBSs in which the Equity Income Portfolio and the Fixed Income Portfolios may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBSs.

GOVERNMENT SECURITIES--Any guarantee by the U.S. Government or its agencies or instrumentalities of the securities in which any Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Portfolio.


DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS

The Portfolios are not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Portfolios by such banks or by their customers will not be a consideration in determining which bank obligations the Portfolios will purchase. The Portfolios will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCE

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and to furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES

Convertible Securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G.,

TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussions of these various instruments.

FUTURES AND OPTIONS ON FUTURES

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 ("GNMA")  CERTIFICATES

All Portfolios may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

GUARANTEED INVESTMENT CONTRACTS ("GICS")

GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES

Illiquid securities are securities that a Portfolio cannot dispose of within 7 days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

INVESTMENT COMPANIES, INCLUDING DIAMONDS AND SPDRS

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which a Portfolio can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities, and are subject to limitations under the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. A Portfolio may also incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

A Portfolio may purchase Dow Jones Industrial Average Model New Depositary Shares ("Diamonds") and Standard & Poor's Depositary Receipts ("SPDRs"). Diamonds and SPDRs are securities that represent ownership in long-term unit investment trusts ("UITs") that hold a portfolio of common stocks designed to track the performance of the Dow Jones Industrial Average and Standard & Poor's 500 Composite Stock Price Index, respectively. The Portfolios' investments in Diamonds and SPDRs are subject to limitations on investment in other investment companies.

The prices of Diamonds and SPDRs are derived and based upon the securities held by the particular UIT. Accordingly, the level of risk involved in the purchase or sale of an SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Diamonds and SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying Diamonds and SPDRs purchased or sold by a Portfolio could result in losses. Trading in Diamonds and SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

         GOVERNMENT PASS-THROUGH SECURITIES -- These securities that are issued or guaranteed by a U.S. Government agency represent an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

         PRIVATE PASS-THROUGH SECURITIES -- These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") -- CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

         REMICs -- A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

         PARALLEL PAY SECURITIES; PAC BONDS -- Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         REITs -- REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

         STRIPPED MORTGAGE-BACKED SECURITIES ("SMBs") -- SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of Pos. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MUNICIPAL SECURITIES

Municipal securities consists of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

SPECIAL FACTORS RELATING TO WEST-VIRGINIA MUNICIPAL SECURITIES -- Because the West Virginia Portfolio invests primarily in West Virginia Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of West Virginia Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in West Virginia Municipal Securities including the risks of the West Virginia economy.

The West Virginia Constitution prohibits the issuance of debt, except as authorized by constitutional amendment ratified by the voters. For general obligation bonds, debt limits are established in the constitutional amendment authorizing the debt. For special obligation bonds and mortgages, debt limits are established at the individual issuer level, either by a ceiling on the amount of bonds authorized or the amount of funding for debt service.

In 1994, the state established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At September 30, 1999, the estimated balance in the fund was $79 million. The state has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The state also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over 40 years.

The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided nearly 90% of the revenue for the General Revenue Fund in the 1998-1999 fiscal year. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund.

The federal programs administered in West Virginia are a substantial part of the operation of state government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of state services and the budget process.

In the Year 2000 legislative session, the Legislature is expected to address funding education reform, financial problems with the Public Employee Insurance Agency and the potential loss of tax revenue resulting from a federal court ruling limiting certain mining activities. The impact of these problems (or attempts to resolve them) on the financial condition of West Virginia cannot be determined at this time.

MUNICIPAL LEASES -- The West Virginia Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

PUT TRANSACTIONS (STANDBY COMMITMENTS) -- The West Virginia Portfolio reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Portfolio can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity so as to permit the Portfolio to meet redemptions and remain as fully invested as possible in Municipal Securities. The Portfolio's ability to put the securities depends on the writer's ability to pay for the securities at the time the Portfolio exercises the put. The Portfolio will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of the Portfolio's total assets calculated immediately after any such put is acquired.

The Portfolio will consider the maturity of a security subject to a put to be the first date on which the Portfolio has the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction"-- the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

Options purchased by a Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a "closing purchase transaction," which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing liquid assets with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RECEIPTS

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," as defined by Rule 2a-7, which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES

The Prime Obligations Portfolio may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than
Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

In order to generate additional income, a Portfolio may lend the securities in which it owns, pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

Each Portfolio may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will purchase for the Prime Obligations Portfolio only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Prime Obligations Portfolio currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Portfolio's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligations Portfolio.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS

The Prime Obligations Portfolio may, when deemed appropriate by the Adviser or the Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

STANDBY COMMITMENTS AND PUTS

Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS

Time deposits are non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES

Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly or by some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not actually reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

Each Portfolio is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Portfolio. A "majority of the outstanding shares" of the Trust or a particular Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such Portfolio present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or such Portfolio are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Portfolio.

No Portfolio may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the assets of the Equity Income, Capital Appreciation, Government and Prime Obligations Portfolios, and does not apply to the West Virginia Portfolio. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities of an issuer are each considered as one class.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

     For purposes of this limitation, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) supranational entities will be considered to be a separate industry; and (d) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans, except that each Portfolio may (a) purchase or hold debt instruments to the extent in accordance with its investment objective and policies; (b) enter into repurchase agreements, and (c) engage in securities lending.

4.   Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

6. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Fixed Income Portfolios may invest in futures contracts and options on futures contracts as disclosed in their Prospectus and this Statement of Additional Information). However, subject to its permitted investments, any Portfolio may invest in companies that invest in real estate, commodities or commodities contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Portfolio security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

11. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

None of the Equity Income, Capital Appreciation, Government, or West Virginia Portfolios may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Portfolio's net assets, and the Prime Obligations Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

One Valley Bank, National Association ("One Valley," or the "Adviser") serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Also, under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and the Adviser continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Adviser is independent of SEI Investments Mutual Funds Services (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. In addition, the Trust has employed Wellington Management Company, LLP as an investment sub-adviser to manage the Prime Obligations Portfolio on a day-to-day basis, subject to the supervision of the Adviser and the Trustees. See "The Sub-Adviser."

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Portfolios are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

One Valley, a national banking association, is the successor to Kanawha Valley Bank, N.A., organized in 1867. One Valley has its principal offices at One Valley Square, Charleston, West Virginia 25301. One Valley is a wholly-owned subsidiary of One Valley Bancorp, Inc., a multi-bank holding company. One Valley is the largest holding company headquartered in West Virginia, and provides a wide variety of financial services in multiple locations throughout West Virginia and Virginia. The Adviser has provided investment advisory services to investment companies since 1993.

One Valley, together with its predecessor institutions, has provided trust and asset management services since the early 1920s and has managed common and collective investment funds since 1968. One Valley's portfolio managers serve investment management accounts, employee benefit funds and personal trust accounts, managing assets in money market, equity, and fixed income portfolios. As of January 31, 2000, One Valley's Investment Asset Management Group had assets under management of approximately $3.1 billion, and currently manages $455.7 million of assets in mutual funds with diverse investment objectives ranging from stability of capital to aggressive growth.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Equity Income Portfolio -- 0.74%; Capital Appreciation Portfolio -- 0.95%; Government Portfolio -- 0.75%; West Virginia Portfolio -- 0.45%; and Prime Obligations Portfolio -- 0.25%. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A and Class B shares of each Portfolio (exclusive of distribution expenses charged to Class B shares) to not more than the following (as a percentage of average daily net assets on an annualized basis): Equity Income Portfolio -- 1.20%; Capital Appreciation Portfolio -- 1.02%; Government Portfolio -- 0.83%; West Virginia Portfolio -- 0.75%; and Prime Obligations Portfolio -- 0.49%. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and reimbursement at any time. For the fiscal year ended January 31, 2000, the Portfolio paid the Adviser an advisory fee as a percentage of average daily net assets of each Portfolio as follows: Equity Income Portfolio -- 0.74%; Capital Appreciation Portfolio -- 0.95%; Government Portfolio -- 0.75%; West Virginia Portfolio -- 0.45% and Prime Obligations Portfolio -- 0.25%.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Portfolios paid the following advisory fees:

                                                     Fees Paid (000)                    Fees Waived (000)
                                                     ---------------                    -----------------
Portfolio                                   1998         1999        2000         1998        1999         2000
---------                                   ----         ----        ----         ----        ----         ----
Equity Income Portfolio                     $346         $405        $511         $18         $68          $73
Capital Appreciation Portfolio              $806         $1,228      $1,457       $295        $326         $427
Government Portfolio                        $283         $394        $366         $119        $148         $140
West Virginia Portfolio                     $378         $441        $367         $43         $65          $48
Prime Obligations Portfolio                 $80          $157        $197         $142        $108         $119

THE SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management" or the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of April 30, 2000, Wellington Management had discretionary management authority with respect to approximately $245 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly by the Adviser, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that Wellington Management manages for the Trust, including assets of funds other than the Portfolio. The fee paid by the Adviser is based on its proportionate share of "managed assets."

For the fiscal years ended January 31, 1998, January 31, 1999 and January 31, 2000, the Adviser paid the Sub-Adviser the following sub-advisory fees:

                                                     Fees Paid (000)                      Fees Waived  (000)
                                                     ---------------                      ------------------
Portfolio                                        1998        1999        2000        1998         1999        2000
---------                                        ----        ----        ----        ----         ----        ----
Prime Obligations Portfolio                      $ 66        $47         $59          $ 0         $ 0          $0

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), Oaks, Pennsylvania 19456, provides each Portfolio with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: (i) .20% of the average daily net assets of the Portfolios' assets up to $500 million; (ii) .18% of the average daily net assets of the Portfolios' assets from $500 million to $750 million; (iii) .16% of the average daily net assets of the Portfolios' assets from $750 million to $1 billion; and .15% of the average daily net assets of the Portfolios' assets above $1 billion. There is a minimum annual fee of $75,000 payable to the Administrator by each Portfolio.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Armada Advantage Fund, Bishop Street Funds, Boston 1784 Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Fund, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Portfolios paid the following administrative fees:

                                                         Fees Paid (000)                   Fees Waived (000)
                                                         ---------------                   -----------------
Portfolio                                          1998        1999       2000        1998        1999        2000
---------                                          ----        ----       ----        ----        ----        ----
Equity Income Portfolio                            $119        $109       $138         $0          $0          $0
Capital Appreciation Portfolio                     $232        $258       $307         $0          $0          $0
Government Portfolio                               $107        $105        $98         $0          $0          $0
West Virginia Portfolio                            $187        $196       $184         $0          $0          $0
Prime Obligations Portfolio                        $177        $126       $158         $0          $0          $0

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor" OR "SIDC"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, serves as the distributor of each Portfolio's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), which applies to Class A and Class B shares of the Portfolios.

The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor.

The Trust has adopted a distribution plan for the Class B shares of each Portfolio (the "Class B Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or SEI Financial Services, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Class B Plan may be terminated with respect to any Portfolio by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Portfolio. The Class B Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Portfolio requires the approval of that Portfolio's shareholders.

The Class B Distribution Plan provides that the Class B shares of each Portfolio will pay the Distributor a fee of .25% of its average daily net assets which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B Shares.

Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including One Valley, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Class B Portfolios paid the Distributor the following distribution fees:

                                                                       Distribution Fees Paid
                                                                       ----------------------
Portfolio                                                  1998                   1999                   2000
---------                                                  ----                   ----                   ----
Equity Income Portfolio                                   $6,995                 $12,709               $15,242
Capital Appreciation Portfolio                            $12,894                $23,096               $41,041
Government Portfolio                                      $3,838                 $4,762                 $4,814
West Virginia Portfolio                                   $17,212                $22,060               $26,773
Prime Obligations Portfolio                               $16,933                $16,797               $20,112

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

CUSTODIAN

First Union National Bank, 125 Broad Street, Philadelphia, PA 19109 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Armada Advantage Fund, Bishop Street Funds, Boston 1784 Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Fund, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP

Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor, Trustee of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments

Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- President, Controller and Chief Financial Officer -- President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981- September 1995.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

                                                                                               Total Compensation
                                                           Pension or                          From Registrant and
                                                           Retirement          Estimated       Fund Complex Paid to
                                        Aggregate       Benefits Accrued        Annual       Trustees for the Fiscal
                                       Compensation     as Part of Fund      Benefits Upon          Year Ended
     Name of Person, Position        From Registrant        Expenses          Retirement        January 31, 1999(1)
     ------------------------        ---------------        --------          ----------        ----------------
John T. Cooney, Trustee                   $4,234              N/A                N/A                 $26,375
George C. Sullivan, Jr., Trustee          $5,347              N/A                N/A                 $33,125
Robert A. Patterson, Trustee              $4,234              N/A                N/A                 $26,375
Eugene B. Peters, Trustee                 $4,234              N/A                N/A                 $26,375
James M. Storey, Trustee                  $4,234              N/A                N/A                 $26,375
William M. Doran, Trustee*                  $0                N/A                N/A                    $0
Robert A. Nesher, Trustee*                  $0                N/A                N/A                    $0

------------------------------
(1) Total Compensation for service on one board.
*  A Trustee who is an "interested person" as defined by the 1940 Act.

PERFORMANCE INFORMATION

The Portfolios may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

PRIME OBLIGATIONS PORTFOLIO -- From time to time the Prime Obligations Portfolio may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligations Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the some period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:


          Effective Yield = [(Base Period Return + 1)365/7] - 1.


The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Prime Obligations Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

Yields are one basis upon which investors may compare the Prime Obligations Portfolio with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the seven-day period ended January 31, 2000, the Prime Obligations Portfolio had a current yield of 5.42% and an effective yield of 5.43% for Class A and a current yield of 5.17% and an effective yield of 5.58% for Class B.

EQUITY INCOME, CAPITAL APPRECIATION, GOVERNMENT AND WEST VIRGINIA PORTFOLIOS -- These Portfolios may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment.
In particular, yield will be calculated according to the following formula:

                             Yield = 2([(a-b)/(cd) + 1]6 - 1)

         Where a = dividends and interest earned during the period b = expenses accrued for the period
                           (net of reimbursement)
                       c = the current daily number of shares outstanding
                           during the period that were entitled to receive dividends
                       d = the maximum offering price per share on the last day
                           of the period.

For the 30-day period ended January 31, 2000, the Class A Portfolios' yields were 1.61% for the Equity Income Portfolio, 6.61% for the Government Portfolio and 5.59% for the West Virginia Portfolio.

For the same 30-day period, the Class B Portfolios' yields were 1.36% for the Equity Income Portfolio, 6.35% for the Government Portfolio and 5.34% for the West Virginia Portfolio.

The West Virginia Portfolio may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is not tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 2000, the West Virginia Portfolio's tax-equivalent yield was 8.36% for Class A and 7.98% for Class B assuming a combined West Virginia and federal income tax rate of 46.10%.

CALCULATION OF TOTAL RETURN

From time to time, the Equity Income, Capital Appreciation, Government and West Virginia Portfolios may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

         P (1 + T)n   =  ERV
         Where    P   =  a hypothetical initial payment of $1,000
                  T   =  average annual total return
                  n   =  number of years
                ERV   =  ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 2000 and for the one, five and ten year periods ended January 31, 2000 were as follows:

                                                                       Average Annual Total Return
                                                                       ---------------------------
                                                                  One         Five         Ten           Since
Portfolio                                  Class                  Year        Year         Year          Inception
---------                                  -----                  ----        ----         ----          ---------
                                           Class A                8.49%       N/A          N/A           15.97%
Equity Income Portfolio
                                           Class B                8.23%       N/A          N/A           15.71%

                                           Class A                28.81%      30.01%       N/A           22.89%
Capital Appreciation Portfolio
                                           Class B                28.47%      29.66%       N/A           22.25%

                                           Class A                (3.11)%     6.69%        N/A           4.85%
Government Portfolio
                                           Class B                (3.45)%     6.40%        N/A           4.59%

                                           Class A                (5.04)%     5.20%        N/A           4.02%
West Virginia Portfolio
                                           Class B                (5.39)%     4.90%        N/A           3.61%


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

PRIME OBLIGATIONS PORTFOLIO -- The net asset value per share of the Prime Obligations Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Prime Obligations Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;

withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

EQUITY INCOME, CAPITAL APPRECIATION, GOVERNMENT AND WEST VIRGINIA PORTFOLIOS -- The securities of these Portfolios are valued by the Administrator pursuant to valuations provided by independent pricing services. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, a service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Portfolio intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Each Portfolio may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolios must distribute to satisfy the Distribution Requirement. In some cases, the Portfolios may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although each Portfolio intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, each Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolios fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

PORTFOLIO DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Portfolio's earnings and profits. Each Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Portfolio intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholders have held their Portfolio Shares. If any such gains are retained, however, a Portfolio will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio or OVB Prime Obligations Portfolio distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the OVB Equity Income Portfolio and the OVB Capital Appreciation Portfolio generally will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF PORTFOLIO SHARES

Generally, gain or loss on the sale or exchange of a Portfolio Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolios to shareholders and the ownership of Shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

ADDITIONAL TAX INFORMATION CONCERNING THE WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

The Portfolio intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Portfolio's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolio during that year. This percentage may differ from the actual percentage for any particular day.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolio intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Portfolio may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Adviser is responsible for placing the orders to execute transactions for a Portfolio. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser or Sub-Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Portfolio may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended January 31, 1998, 1999 and 2000, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:


            Total $ Amount of Brokerage   Total $ Amount of          % of Total Brokerage     % of Total Brokerage
            Commissions Paid              Brokerage Transactions     Transactions Paid to     Commission Effective
                                          Paid to Affiliates         Affiliated Brokers       Through Affiliated
                                                                                              Brokers

Portfolio   1998      1999      2000      1998     1999     2000     1998    1999     2000    1998    1999     2000
---------   ----      ----      ----      ----     ----     ----     ----    ----     ----    ----    ----     ----
Equity      $95,883   $65,904   $55,662   N/A      $3,480   $10,298  0%      5.28%    16%     0%      5.28%    5.70%
Income
Portfolio

Capital     $395,913  $286,876  $164,809  $33,061  $197,235 $88,403  8.35%   68.75%   50%     10.47%  68.75%   21.87%
Appreciation
Portfolio

Government  $1,936    $0        $666      N/A      $0       $666     0%      0%       100%    0%      0%       1.42%
Portfolio

West        N/A       N/A       N/A       N/A      N/A      N/A      N/A     N/A      N/A     N/A     N/A      N/A
Virginia
Portfolio

Prime       N/A       N/A       N/A       N/A      N/A      N/A      N/A     N/A      N/A     N/A     N/A      N/A
Obligations
Portfolio


                Total Brokerage Commissions     Total $ Amount of Brokerage
                Paid to SIDC in Connection     Commission Paid for Research
                with Repurchase Agreement
                Transaction

PORTFOLIO       1998      1999       2000      1998       1999       2000
---------       ----      ----       ----      ----       ----       ----
Equity Income   $645      $796       $1,230    $68,795    $265,086   0
Portfolio

Capital         1,658     2,433      4,197     198,300    221,941    0
Appreciation
Portfolio

Government      N/A       N/A        666       1,936      N/A        N/A
Portfolio

West Virginia   N/A       N/A        N/A       N/A        N/A        N/A
Portfolio

Prime           N/A       N/A        N/A       N/A        N/A        N/A
Obligations
Portfolio

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. As of January 31, 2000, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:


Portfolio                       Name of Broker/Dealer      Type of Security Held             Dollar Amount At FYE
---------                       ---------------------      ---------------------             --------------------
Government Portfolio            Morgan Stanley             Repurchase Agreement              2,678,481

                                Salomon Smith Barney       Debt                              $932,500

West Virginia Portfolio         N/A                        N/A                               N/A

Equity Income Portfolio         Morgan Stanley             Repurchase Agreement              $2,112,321

Capital Appreciation Portfolio  Goldman Sachs              Equity                            $1,832,500

                                Morgan Stanley, Dean
                                Witter, Discover
                                                           Equity                            $3,312,500
                                J.P. Morgan
                                                           Repurchase Agreement              $5,112,872

Prime Obligations Portfolio     Lehman Brothers            Repurchase Agreement              $ 8,900,000

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Portfolios, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 5, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Portfolio's outstanding shares may be deemed to control that Portfolio within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Capital Appreciation Portfolio -- Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 99.97%

Capital Appreciation Portfolio -- Class B: Donaldson, Lufkin & Jenrette, Mutual Fund, One Pershing Plaza, Jersey City, NJ 07399-0001, 22.28%.

Government Portfolio -- Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 99.98%.

Government Portfolio--Class B: Donaldson Lufkin & Jenrette, Mutual Fund, One Perishing Plaza, Jersey City, NJ 07399-0001, 16.29%;

Charles Edwin Gerwig & Jeanice Alma Gerwig Jtwros, 304 Elk Street, Webster Springs WV 26288-1216, 6.16%

West Virginia Portfolio -- Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

West Virginia Portfolio -- Class B: Donaldson Lufkin & Jenrette, Mutual Fund, One Perishing Plaza, Jersey City, NJ 07399-0001, 53.36%.

Equity Income Portfolio -- Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 99.99%.

Equity Income Portfolio -- Class B: Donaldson Lufkin & Jenrette, Mutual Fund, One Perishing Plaza, Jersey City, NJ 07399-0001, 28.47%;

Prime Obligations Portfolio -- Class A: Kaw & Co., Attn: Securities Cage, P.O. Box 1793, Charleston, WV 25326-1793, 100.00%.

Prime Obligations Portfolio -- Class B: Agawam Fund Corporation, Windermere House, P.O. Box 556639, Nassau, Bahamas, 70.65%.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 2000, and the Report of Independent Accountants of
PricewaterhouseCoopers LLP dated March 20, 2000, relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX


DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch IBCA Investors Services, Inc. ("Fitch IBCA"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch IBCA which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection form established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, sensitive to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question, whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable. Their merits are not unlike those of the AAA class, but their margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 28

Item 23.  Exhibits:


(a) Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1992, is incorporated herein by reference to exhibit 1 of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(b) Registrant's By-Laws are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(c)         Not Applicable.
(d)(1) Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(d)(2) Investment Sub-Advisory Agreement by and among Registrant, Citizens Commercial and Savings Bank and Wellington Management Company, LLP with respect to the Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(c), is incorporated herein by reference to [Exhibit 5(c)] of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on January 13, 1993.
(d)(3) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(d)(4) Investment Sub-Advisory Agreement by and among the Registrant, One Valley Bank, National Association, and Wellington Management Company, LLP with respect to the OVB Prime Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(d)(5) Investment Advisory Agreement between the Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 5(f) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(d)(6) Schedule B to Investment Advisory Agreement between the Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on September 30, 1994 is incorporated herein by reference to exhibit 5(g) of Post-Effective Amendment No. 18 filed with the Securities and Exchange Commission on May 30, 1997.
(d)(7) Schedule to the Investment Advisory Agreement between Registrant and Capitoline Investment Services Incorporated with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(d)(8) Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 29, 1996.
(d)(9) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on February 28, 1997.
(d)(10) Investment Sub-Advisory Agreement by and among the Registrant, Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated herein by reference to exhibit 5(j) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(d)(11) Amendment to Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(d)(12) Schedule A to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to Exhibit D(12) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(d)(13) Amendment to the Investment Sub-Advisory Agreement by and between Citizens Bank and Systematic Financial Management, L.P. is incorporated herein by reference to Exhibit D(13) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(d)(14) Amended Schedule A dated February 22, 1999 to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to Exhibit D(14) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(d)(15) Amendment No. 2 dated February 22, 1999 to the Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to Exhibit
            D15) of Post-Effective Amendment no. 24 filed with the Securities and Exchange Commission on May 28, 1999.
(d)(16) Investment Advisory Agreement between the Registrant and Hancock Bank and Trust with respect to the Hancock Bank Treasury Securities Money Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank Growth and Income Fund and Hancock Bank Strategic Income Fund, is incorporated herein by reference to Exhibit D(16) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(d)(17) Investment Sub-Advisory Agreement between and among Registrant, Hancock Bank and Trust and Weiss, Peck & Greer L.L.C. with respect to the Hancock Bank Tax Exempt Money Market Fund is incorporated herein by reference to Exhibit D(17) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(d)(18) Form of Investment Sub-Advisory Agreement between and among the Registrant, Citizens Commercial and Savings Bank and BlackRock International, Ltd., with respect to the Golden Oak International Equity Portfolio is filed herewith.
(d)(19) Amendment to Investment Sub-Advisory Agreement between and among Registrant, Hancock Bank and Weiss, Peck & Greer L.L.C. with respect to the Hancock Horizon Tax Exempt Money Market Fund is filed herewith.
(e)(1) Distribution Agreement between Registrant and SEI Financial Services Company, originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 6(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(e)(2) Transfer Agent Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on January 13, 1993.
(e)(3) Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to exhibit 6(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 31, 1995.
(e)(4) Transfer Agent Agreement between Registrant and Supervised Service Company is incorporated herein by reference to exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 31, 1995.
(e)(5) Amendment to Transfer Agent Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(e)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds, to the Distribution Plan is incorporated herein by reference to Exhibit E(6) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(e)(7) Form of Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit E(7) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(f)         Not Applicable.
(g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A., originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(g)(2) Custodian Agreement between Registrant and Crestar Bank, originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 8(b) of Post-Effective Amendment No. 18 filed with the Securities and Exchange Commission on May 30, 1997.
(g)(3) Amendment to Custodian Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(g)(4) Form of Custody Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit G(4) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(g)(5) Custodian Agreement between Registrant and State Street Bank will be filed by later amendment.
(h)(1) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on July 29, 1993.
(h)(2) Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(h)(3) Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(h)(4) Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(h)(5) Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(h)(6) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(h)(7) Schedule relating to the Prime Obligations Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation, originally filed as exhibit 5(p) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 9(g) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(h)(8) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated January 28, 1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(h)(9) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated June 1, 1996, to SEI Fund Resources is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(h)(10) Schedule dated November 23, 1998 to the Administration Agreement, relating to the OVB Family of Funds, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit H(10) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(h)(11) Schedule dated February 22, 1999 to the Administration Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit H(11) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.
(h)(12) Schedule relating to the Hancock Bank Treasury Securities Money Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank Strategic Income Fund and Hancock Bank Growth and Income Fund, to the Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit H(12) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(h)(13) Revised Schedule relating to the Golden Oak International Equity Portfolio, to the Administration Agreement is filed herewith.
(h)(14) Revised Schedule relating to the Hancock Horizon Funds, to the Administration Agreement is filed herewith.
(h)(15) Form of Shareholder Services Plan relating to The Hancock Bank Family of Funds is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.
(j)(1)      Consent of Independent Public Accountants (PricewaterhouseCoopers,
            LLP) for the Golden Oak Funds is filed herewith.
(j)(2)      Consent of Independent Public Accountants (PricewaterhouseCoopers,
            LLP) for the One Valley Bank Funds is filed herewith.
(k)         Not Applicable.
(l)         Not Applicable.
(m)(1) Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income Portfolio), originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(m)(2) Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios, originally filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(m)(3) Registrant's Distribution Plan with respect to the Class B Shares of the Golden Oak Growth and Income Portfolio is incorporated herein by reference to exhibit M(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
(m)(4) Rule 18f-3 Multi-Class Plan, originally filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
(m)(5) Distribution and Service Plan relating to The Golden Oak Family of Funds is filed herewith.
(m)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds to the Distribution Plan is filed herewith.
(m)(7) Revised Distribution Plan relating to The Hancock Bank Family of Funds is filed herewith.
(n)(1) Amended and restated Rule 18f-3 Multi-Class Plan and Certificates of Class Designation are incorporated herein by reference to exhibit N(1) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(n)(2)      Amended and restated Rule 18f-3 Multi-Class Plan is filed herewith.
(o)         Not Applicable.
(p)(1) SEI Investments Company Code of Ethics and Insider Trading Policy is incorporated herein by reference to Exhibit P1 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(2) Systematic Financial Management, L.P., Code of Ethics is incorporated herein by reference to Exhibit P2 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(3) Citizens Bank Code of Ethics is incorporated herein by reference to Exhibit P3 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(4) Wellington Management Company, LLP, Code of Ethics is incorporated herein by reference to Exhibit P4 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(5) Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to Exhibit P5 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(6) One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to Exhibit P6 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(7) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit P7 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(8) Nicholas-Applegate Capital Management, LP, Code of Ethics is incorporated herein by reference to Exhibit P8 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
(p)(9)      BlackRock International, Ltd., Code of Ethics is filed herewith.
(p)(10)     The Arbor Fund Code of Ethics is filed herewith.
(p)(11) Revised SEI Investments Company Code of Ethics and Insider Trading Policy dated April 2000 is filed herewith.
(p)(12) Revised Systematic Financial Management, L.P., Code of Ethics is filed herewith.
(p)(13)     Revised One Valley Bank, N.A., Code of Ethics is filed herewith.
(q)         Powers of Attorney for John T. Cooney, William M. Doran, Frank E.
            Morris, Mark E. Nagle, Robert A. Nesher, Robert A. Patterson, Eugene
            B. Peters, George J. Sullivan and James M. Storey are incorporated herein by reference to Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

         See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 25. INDEMNIFICATION:

         Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

         Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

CITIZENS BANK

         Citizens Bank ("Citizens Bank"), is an Investment Adviser for the Registrant's Golden Oak Funds. The principal address of Citizens Bank is 328 South Saginaw, Flint, Michigan 48502. Citizens Bank is an investment adviser registered under the Advisers Act.


NAME AND POSITION
WITH INVESTMENT
ADVISER                                   NAME OF OTHER COMPANY                   CONNECTION WITH OTHER COMPANY
Robert J. Vitito
Chairman of the Board; President, CEO
John W. Ennest                            Citizens Banking Corporation
Vice Chairman of the Board
Director, CFO and Treasurer


Edward P. Abbott                          Abbott's Meat, Inc.                     President & CEO
Director
Hugo E. Braun, Jr.                        Braun Kendrick Finkbeiner P.L.C.        Attorney and Partner
Director
Victor E. George                          Victor George Oldsmobile, Inc           Chairman of the Board
Director
Johnathan E. Burroughs, II                JEB Enterprises                         President
Director
Charles R. Weeks                          Citizens Banking Corporation            Chairman (retired)
Director
Joseph P. Day                             Banner Engineering & Sales, Inc.        President
Director
James L. Wolohan                          Wolohan Lumber Co.                      Chairman, President & CEO
Director
William C. Shedd                          Winegarden, Shedd, Haley                Attorney & Partner
Director                                  Lindholm & Robertson
James E. Truesdell, Jr.                   The Austin Group                        President & Secretary
Director
Kendall B. Williams                       The Williams Firm, P.C.                 Attorney at Law
Director
Ada C. Washington                                                                 Community Volunteer
Director
Gary P. Drainville
Executive Vice President
Wayne G. Schaeffer
Executive Vice President
Thomas W. Gallagher
Senior Vice President,
General Counsel, Secretary
Richard J. Mitsdarfer
Senior Vice President and
General Auditor
Edward H. Newman
Vice President
Assistant Secretary
Thomas C. Shafer
Executive Vice President
Richard T. Albee
Executive Vice President


James M. VanTiflin
Executive Vice President
Nicholas J. Cilfone
Executive Vice President
Lawrence O. Erickson                      Four-Way Tool & Die                     CEO
Director                                  Engineering, Inc.
Ronald E. Fenton                          BancSecurity Corporation                Retired President & CEO
Director
William J. Hank                           Farnham Investment Group                Chairman of the Board & CEO
Director
Gail E. Janssen                           F&M Bancorporation, Inc.                Retired Chairman of the Board
Director
Stephen J. Lazaroff                       Diversified Precision Products,         President
Director                                  Inc.
William F. Nelson, Jr.                    Wm. F. Nelson Electric, Inc.            President
Director
Robert C. Safford                         Realty Development                      Real Estate Developer
Director                                  Corporation
Wayne G. Schaeffer
Executive Vice President
Jack S. Werner
Executive Vice President
Thomas W. Gallagher
Senior Vice President, General
Counsel & Secretary


ONE VALLEY BANK, NATIONAL ASSOCIATION

         One Valley Bank, National Association ("One Valley Bank"), is an Investment Adviser for the Registrant's OVB Funds. The principal address of One Valley Bank is One Valley Square, Charleston, West Virginia 25301.

NAME AND POSITION
WITH INVESTMENT                          NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
J. Holmes Morrison                       One Valley Bancorp                     President & Chief Executive
Chairman of the Board                                                           Officer
Phyllis H. Arnold                        One Valley Bancorp                     Director
Director, President & Chief Executive
Officer
Charles M. Avampato                      Clay Foundation, Inc.                  President
Director                                 One Valley Bancorp                     Director
Robert F. Baronner                       One Valley Bancorp                     Chairman of the Board of Directors
Director


Herald R. Baughman
Senior Vice President
Gary L. Brown                                                                   Parkerburg Region
Region President
James K. Brown                           Jackson & Kelly                        Attorney, Partner & Director
Director                                 One Valley Bancorp
Lloyd P. Calvert
Senior Vice President
John T. Chambers                         Ravenswood Land Co. and                President
Director                                 Mt. Alpha Development Co.              Director
                                         One Valley Bancorp
Nelle Ratrie Chilton                     Dickinson Fuel Co.                     Director
Director                                 Terra Co., Inc.                        Director
                                         Terra Care, Inc.                       Director
                                         Terra Salis, Inc.                      Director
                                         TerraSod, Inc.                         Director
                                         One Valley Bancorp                     Director
Anthony N. Ciliberti
General Auditor
Bernice J. Deem
Senior Vice President
Ray Marshall Evans, Jr.                  Chesapeake Mining Co. &                President
Director                                 Hubbard Properties                     Vice President
                                         Geary Securities
Jane Fleming
Senior Vice President
Brian Fox
Senior Vice President
Robert F. Goldsmith                      Cascades Coal Sales, Inc.              President
Director                                 Sentry Resource Associates,            Executive Vice President
                                         Inc.
Phillip H. Goodwin                       CAMCARE                                President
Director                                 One Valley Bancorp                     Director
O. Nelson Jones                          Madison Coal & Supply Co.              President
Director                                 Amherst Industries, Inc.               Vice President
William M. Kidd
Senior Vice President
Carl E. Little                                                                  Vice Chairman (retired)
Director
David E. Lowe                            Intelos                                President
William A. Rice, Jr.                     Airgas Direct Industrial               President
Director
Steven M. Rubin
Director


Edward H. Maier                          General Corporation                    President
Director                                 One Valley Bancorp                     Director
Roger D. Mooney
Senior Vice President
John F. Mork                                                                    President
Director
Harold E. Neely
Senior Vice President
Robert O. Orders, Sr.                    Orders Construction Company            Chief Executive Officer
Director                                 One Valley Bancorp                     Director
John L. D. Payne                         Payne-Gallatin Mining Co.              President
Director                                 One Valley Bancorp                     Director
Angus E. Peyton                          Brown & Peyton                         Attorney & Partner
Director                                 One Valley Bancorp                     Director
Brent D. Robinson                        One Valley Bancorp                     President & CEO
                                         One Valley Bank of Boston              Senior Vice President
K. Richard C. Sinclair                   Jefferds Corporation                   President
Director
James C. Smith                           O.V. Smith & Sons of Big               President
Director                                 Chimney, Inc.                          Vice President
Michael W. Stajduhar
Senior Vice President
James R. Thomas II                                                              Chairman (retired)
Director
J. Randy Valentine
Senior Vice President
Dr. Edwin H. Welch                       University of Charleston               President
Director                                 One Valley Bank, N.A.
John Henry Wick III                      Dickinson Fuel Co., Inc.               Vice President
Director
Thomas D. Williams                       Northwestern Mutual Life               Senior Agent
Director                                 Insurance Company
James D. Williams
Director
James A. Winter
Senior Vice President
Jack B. Young
Senior Vice President
John F. Ziebold
Senior Vice President
Robert K. Welty
Senior Vice President
John O'Donovan
Senior Vice President
John A. Derito
Senior Vice President
Michael H. Spangler
Senior Vice President

HANCOCK BANK

         Hancock Bank is an Adviser for the Registrant's Funds. The principal address of Hancock Bank is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Hancock Bank is an investment adviser registered under the Advisers Act.

Joseph F. Boardman, Jr.                  Hancock Holding Company                Director
Chairman
A.F. Dantzler
Chairman, Executive Committee
George A. Schloegel                      Hancock Holding Company                Director
Vice Chairman
Leo W. Seal, Jr.                         Hancock Holding Company                Director
President & C.E.O.
Charles A. Webb, Jr.
E.V.P. & Secretary
James R. Ginn
E.V.P. & Mississippi Region Head
William T. Williams
E.V.P. & C.C.O.
John M. Hairston
Sr. V.P. & C.O.O.
Carl J. Chaney
Sr. V.P. & C.F.O.
A. Hartie Spense                         Hancock Bank of Louisiana              President
Officer
Robert E. Easterly                       Hancock Bank of Louisiana              E.V.P.
Barbara P. Atchley
V.P. & Director Human Resources
Clifton J. Saik
Sr. V.P. & Sr. Trust Officer
Robert G. Chatham
V.P. & Auditor
James B Estabrook, Jr                    Hancock Holding Company                Director
Director
Charles H Johnson                        Hancock Holding Company                Director
Director
L.A. Keonenn, Jr.                        Hancock Holding Company                Director
Director


Victor Mavar                             Hancock Holding Company                Director
Director
H.C. Moody, Jr.                          Hancock Holding Company                Director
Director
T.W. Milner, Jr.                         Hancock Holding Company                Director
Director
Richard T. Hill                          Hancock Holding Company                Louisiana Retail Manager
Officer


NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

         Nicholas-Applegate Capital Management ("Nicholas-Applegate"), is a Sub-Adviser for the Registrant's Funds. The principal address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate is an investment adviser registered under the Advisers Act.

NAME AND POSITION
WITH INVESTMENT                          NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
Thomas E. Bleakley                                        --                                     --
Limited Partner of LP
William H. Chenoweth                                      --                                     --
Limited Partner of LP
Laura Stanley DeMarco                                     --                                     --
Limited Partner of LP
Andrew B. Gallagher                      Nicholas-Applegate Capital             Partner, Portfolio Manager,
Limited Partner of LP                    Management                             Institutional Equity Management

Richard E. Graf                                           --                                     --
Limited Partner of LP
Peter J. Johnson                                          --                                     --
Limited Partner of LP
Jill B. Jordon                           Nicholas-Applegate Capital             Head of Global Sales and
Limited Partner of LP                    Management                             Marketing
                                         Nicholas-Applegate Securities          Senior Vice President and Head of
                                                                                Institutional Business
John J. Kane                                              --                                     --
Limited Partner of LP
James E. Kellerman                                        --                                     --
Limited Partner of LP
George C. Kenney                                          --                                     --
Limited Partner of LP
Pedro V. Marcal                                           --                                     --
Limited Partner of LP


James T. McComsey                                         --                                     --
Limited Partner of LP
John J.P. McDonnell                      Nicholas-Applegate Capital             COO
Limited Partner of LP                    Management
Edward B. Moore, Jr.                                      --                                     --
Limited Partner of LP
Loretta J. Morris                                         --                                     --
Limited Partner of LP
Arthur E. Nicholas                       Nicholas-Applegate Securites           President, Chairman
Managing Partner                         Nicholas-Applegate Capital Management  Managing Partner, President of
                                                                                General Partner, CIO
John R. Pipkin                                            --                                     --
Limited Partner of LP
Frederick S. Robertson                   Nicholas-Applegate Capital             CIO/Fixed Income
Limited Partner of LP                    Management
Catherine C. Somhegyi                    Nicholas-Applegate Capital             CIO, Global Equity Management,
Limited Partner of LP                    Management                             Partner, and Portfolio Manager
Lawrence S. Speidell                                      --                                     --
Limited Partner of LP
Todd L. Spillane                                          --                                     --
Vice President, Director of Compliance
James W. Szabo                           Nicholas-Applegate Capital             General Partner of Global Holding
Limited Partner of LP                    Management Holdings LP                 and Nicholas-Applegate Capital
                                                                                Management
                                         Nicholas-Applegate Capital             General Partner of General Partner
                                         Management Holdings Inc.
                                         Nicholas-Applegate Capital             Limited Partner of LP
                                         Management Inc.
Nicholas-Applegate Global Holding Co.                     --                                     --
LP
Limited Partner
Nicholas-Applegate Capital Management,                    --                                     --
Inc.
Limited Partner of Limited Partner

         Systematic Financial Management, LP ("Systematic") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 300 Frank W. Burr Boulevard, Glenpoint East, Teaneck, New Jersey 07666. Systematic is an investment adviser registered under the Adviser Act.

NAME AND POSITION
WITH INVESTMENT                          NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
Gyanendra K. Joshi                                        --                                     --
Senior Managing Director
Chief Investment Officer
Daniel K. McCreesh                                        --                                     --
Managing Director
Francis T. McGee                         Frank McGee Associates                 President
Senior Managing  Director/COO
Kenneth W. Burgess III
Director

         Wellington Management Company, LLP ("Wellington") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 75 State Street, Boston, Massachusetts 02109. Wellington is an investment adviser registered under the Adviser Act.

NAME AND POSITION
WITH INVESTMENT ADVISER                    NAME OF OTHER COMPANY                    CONNECTION WITH OTHER COMPANY
Kenneth Lee Abrams
General Partner
Nicholas Charles Adams
General Partner
Rand Charles Alexander
General Partner
Deborah Louise Allison
General Partner
James Halsey Averill
General Partner
Karl E. Bandtel
General Partner
Marie-Claude Petit Bernal
General Partner
William Nicholas Booth
General Partner
Paul Braverman
General Partner
Robert A. Bruno
General Partner
Pamela Dippel
General Partner
Robert Wren Doran                          Wellington Trust Company, NA             Director & Chairman of the
General Partner Charles                                                             Board and of the Executive
                                                                                    Committee
Townsend Freeman
General Partner
Laurie Allen Gabriel
General Partner


Frank Joseph Gilday, III
General Partner
John Herrick Gooch                         Wellington Management International      Partner
General Partner                            Wellington Trust Company, NA             Director & Vice President
Nicholas Peter Greville                    Wellington Management International      Partner
General Partner
Paul J. Hammel
General Partner
William Claude Sandifer Hicks
General Partner
Paul David Kaplan
General Partner
John Charles Keogh
General Partner
George Cabot Lodge, Jr.
General Partner
Nancy T. Lukitsh                           Wellington Trust Company, NA             Director & Vice President
General Partner
Mark T. Lynch
General Partner
Christine Smith Manfredi
General Partner
Patrick John McCloskey
General Partner
Earl Edward McEvoy
General Partner
Duncan Mathieu McFarland                   Wellington Management International      Partner
General Partner                            Wellington Trust Company, NA             Director & Vice Chairman
Paul Mulford Mecray, III
General Partner
Matthew Edward Megargel
General Partner
James Nelson Mordy
General Partner
Diane Carol Nordin
General Partner
Stephen T. O'Brien
General Partner
Edward Paul Owens
General Partner
Saul Joseph Pannell
General Partner
Thomas Louis Pappas
General Partner


David Minter Parker
General Partner
Jonathan Martin Payson                     Wellington Trust Company, NA             Director & President
General Partner
Stephen Michael Pazuk                      Wellington Management International      Partner
General Partner
Robert Douglas Rands
General Partner
Eugene Edward Record, Jr.
General Partner
James Albert Rullo
General Partner
John Robert Ryan
General Partner
Joseph Harold Schwartz
General Partner
Theodore Shasta
General Partner
Binkley Calhoun Shorts
General Partner
Trond Skramstad
General Partner
Catherine Anne Smith
General Partner
Stephen Albert Soderberg
General Partner
Brendan James Swords
General Partner
Harriett Tee Taggart
General Partner
Perry Marques Traquina
General Partner
Gene Roger Tremblay
General Partner
Mary Ann Tynan
General Partner
Clare Villari
General Partner
Ernst Hans von Metzsch
General Partner
James Leland Walters                       Wellington Trust Company, NA             Director, Senior Trust Officer &
General Partner                                                                     Trust Counsel
Kim Williams
General Partner
Francis Vincent Wisneski, Jr.
General Partner

         Weiss, Peck and Greer ("WPG") is a sub-adviser for the Registrant's Hancock Horizon Tax-Exempt Fund. The principal business address for WPG is One New York Plaza, New York, NY 10004. WPG is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH INVESTMENT        NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
Stephen Henry Weiss                      WPG Fund & Tudor Fund                  Sr. E.V.P. and Chairman
Chairman of the Executive                Weiss, Peck & Greer Funds Trust        Sr. E.V.P. and Chairman
Committee, Member                        WPG Growth Fund
Managing Board                           WPG International Fund                 Sr. E.V.P. and Chairman
                                                                                Sr. E.V.P. and Chairman
Phillip Greer                                             --                                     --
Senior Managing Principal,
Member Managing Board
Roger James Weiss                        WPG & Tudor Fund                       Chairman
Senior Managing Principal                Weiss, Peck & Greer Funds Trust        Chairman
Member Managing Board                    WPG Growth Fund                        Chairman
                                         WPG International Fund                 Chairman
Mitchell E. Cantor                                        --                                     --
Principal, Member Managing Board
Gill Rudy Cogan                                           --                                     --
Principal, Member
Managing Board
Ronald Monroe Hoffner                                     --                                     --
Principal, Chief Financial Officer
Cornelis T. L. Korthout                                   --                                     --
Member, Executive
Committee
Wesley Warren Lang, Jr.                                   --                                     --
Principal
Haakan Sub L.P.                                           --                                     --
Mulco Sub L.P.                                            --                                     --
Richard S. Pollack                                        --                                     --
Principal/General Counsel
Daeninck, Gery A.M.J.                                     --                                     --
Member, Managing Board
Korteweg, Pieter                                          --                                     --
Member, Managing Board
Jacob J. Van Duijin                                       --                                     --
Member, Managing Board
Willem P.M. van der Schoot                                --                                     --
Member, Managing Board

         BlackRock International, Ltd., ("BIL"), is a Sub-Adviser for the Registrant's Golden Oak International Equity Portfolio. The principal address of BIL is 7 Castle Street, Edinburgh, Scotland. BIL is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH INVESTMENT
ADVISER                             NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
Laurence Douglas Fink               BlackRock, Inc.                        Chairman & CEO
Chairman & CEO                      BlackRock Financial Management, Inc.   Chairman & CEO
                                    BlackRock Advisors, Inc.               Chief Executive Officer
                                    BlackRock Institutional Mangement      Chief Executive Officer
                                    Corporation
                                    BlackRock Capital Management, Inc.     Chief Executive Officer
                                    BlackRock (Japan) Inc.                 Chairman & CEO
                                    Provident Advisers, Inc.               Chairman & CEO
Ralph Lewis Schlosstein             BlackRock, Inc.                        President & Director
President & Director                BlackRock Financial Management, Inc.   President & Director
                                    BlackRock Advisors, Inc.               President & Director
                                    BlackRock Institutional Management     President & Director
                                    Corporation
                                    BlackRock Capital Management, Inc.     President & Director
                                    BlackRock (Japan) Inc.                 President & Director
                                    Provident Advisers, Inc.               Director
Robert Steven Kapito                BlackRock, Inc.                        Vice Chairman
Vice Chairman & Director            BlackRock Financial Management, Inc.   Vice Chairman & Director
                                    BlackRock Advisors, Inc.               Vice Chairman & Director
                                    BlackRock Institutional Management     Vice Chairman & Director
                                    Corporation
                                    BlackRock Capital Management, Inc.     Vice Chairman & Director
                                    BlackRock (Japan) Inc.                 Vice Chairman & Director
                                    Provident Advisers, Inc.               Director
Robert Peter Connolly               BlackRock, Inc.                        MD, General Counsel & Secretary
MD, General Counsel & Secretary     BlackRock Financial Management, Inc.   MD, General Counsel & Secretary
                                    BlackRock Advisors, Inc.               MD, General Counsel & Secretary
                                    BlackRock Institutional Management     MD, General Counsel & Secretary
                                    Corporation
                                    BlackRock Capital Management, Inc.     MD, General Counsel & Secretary
                                    BlackRock (Japan) Inc.                 MD, General Counsel & Secretary
                                    Provident Advisers, Inc.               General Counsel & Assistant Secretary


Paul L. Audet                       BlackRock, Inc.                        Chief Financial Officer & Managing Director
Chief Financial Officer &
Managing Director                   BlackRock Financial Management, Inc.   Chief Financial Officer & Managing
                                    BlackRock Advisors, Inc.               Director (2/00)
                                    BlackRock Institutional Management     Director (2/00)
                                    Corporation
                                    BlackRock Capital Management, Inc.     Director
                                    BlackRock (Japan) Inc.                 Chief Financial Officer & Managing Director
                                    PNC Investment Holding, LLC            Chief Financial Officer & Managing Director
                                    PNC Asset Management, Inc.             Chief Financial Officer & Managing Director (9/99)
                                    PNC Investment Holdings, Inc           Chief Financial Officer & Managing Director (9/99)
                                    The PNC Financial Services Group,      Finance (9/98)
                                    Inc.
Henry Gabbay                        BlackRock, Inc.                        Managing Director
Managing Director, Portfolio        BlackRock Financial Management, Inc.   Managing Director, Portfolio Compliance
Compliance                          BlackRock Advisors, Inc.               Managing Director, Portfolio Compliance
                                    BlackRock Institutional Management     Managing Director, Portfolio Compliance
                                    Corporation
                                    BlackRock Capital Management, Inc.     Managing Director, Portfolio Compliance
                                    BlackRock (Japan) Inc                  Managing Director, Portfolio Compliance
                                    Provident Advisers, Inc.               Chief Operating Officer (12/99)
Bartholomew Angelo Battista         BlackRock Financial Management, Inc.   Director, Regulatory Compliance
Director, Regulatory Compliance     BlackRock Advisors, Inc.               Director, Regulatory Compliance
(1/00)                              BlackRock Institutional Management     Director, Regulatory Compliance
                                    Corporation
                                    BlackRock Capital Management, Inc.     Director, Regulatory Compliance
                                    BlackRock (Japan) Inc                  Director, Regulatory Compliance
                                    Moore Capital Management, Inc.         Compliance Officer


Keith Thomas Anderson               BlackRock, Inc.                        Managing Director
Managing Director                   BlackRock Financial Management, Inc.   Managing Director
                                    BlackRock Advisors, Inc.               Managing Director
                                    BlackRock Institutional Management     Managing Director
                                    Corporation
                                    BlackRock Capital Management, Inc.     Managing Director
                                    BlackRock (Japan) Inc                  Managing Director
                                    Provident Advisers, Inc.               Managing Director (12/99)
Gordon Anderson                     BlackRock, Inc.                        Managing Director
Managing Director
Albert Morillo                      Scottish Widows Investment Management  Investment Director (12/99)
Managing Director

ITEM 27. PRINCIPAL UNDERWRITERS:

         (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                       July 15, 1982
SEI Liquid Asset Trust                                       November 29, 1982
SEI Tax Exempt Trust                                         December 3, 1982
SEI Index Funds                                              July 10, 1985
SEI Institutional Managed Trust                              January 22, 1987
SEI Institutional International Trust                        August 30, 1988
The Advisors' Inner Circle Fund                              November 14, 1991
The Pillar Funds                                             February 28, 1992
CUFUND                                                       May 1, 1992
STI Classic Funds                                            May 29, 1992
First American Funds, Inc                                    November 1, 1992
First American Investment Funds, Inc                         November 1, 1992
Boston 1784 Funds-Registered Trademark-                      June 1, 1993
The PBHG Funds, Inc                                          July 16, 1993
Morgan Grenfell Investment Trust                             January 3, 1994
The Achievement Funds Trust                                  December 27, 1994
Bishop Street Funds                                          January 27, 1995
STI Classic Variable Trust                                   August 18, 1995
ARK Funds                                                    November 1, 1995

Huntington Funds                                             January 11, 1996
SEI Asset Allocation Trust                                   April 1, 1996
TIP Funds                                                    April 28, 1996
SEI Institutional Investments Trust                          June 14, 1996
First American Strategy Funds, Inc                           October 1, 1996
HighMark Funds                                               February 15, 1997
Armada Funds                                                 March 8, 1997
PBHG Insurance Series Funds, Inc                             April 1, 1997
The Expedition Funds                                         June 9, 1997
Alpha Select Funds                                           January 1, 1998
Oak Associates Funds                                         February 27, 1998
The Nevis Fund, Inc                                          June 29, 1998
The Parkstone Group of Funds                                 September 14, 1998
CNI Charter Funds                                            April 1, 1999
Armada Advantage Fund                                        May 1, 1999
Amerindo Funds, Inc.                                         July 1, 1999
Huntington VA Fund                                           October 15, 1999
Friends Ivory Funds                                          December 16, 1999

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456


                              Position and Office                                  Positions and Offices
Name                          with Underwriter                                     with Registrant
----                          ----------------                                     ---------------
Alfred P. West, Jr.           Director, Chairman of the Board of Directors                 --
Henry H. Greer                Director                                                     --
Carmen V. Romeo               Director                                                     --
Gilbert L. Beebower           Executive Vice President                                     --
Richard B. Lieb               Executive Vice President                                     --
Dennis J. McGonigle           Executive Vice President                                     --
Robert M. Silvestri           Chief Financial Officer & Treasurer                          --
Leo J. Dolan, Jr.             Senior Vice President                                        --
Carl A. Guarino               Senior Vice President                                        --
Larry Hutchison               Senior Vice President                                        --
Jack May                      Senior Vice President                                        --
Hartland J. McKeown           Senior Vice President                                        --
Barbara J. Moore              Senior Vice President                                        --
Kevin P. Robins               Senior Vice President & General Counsel              Vice President
                                                                                   Assistant Secretary


Patrick K. Walsh              Senior Vice President                                        --
Robert Aller                  Vice President                                               --
Gordon W. Carpenter           Vice President                                               --
Timothy D. Barto              Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Todd Cipperman                Vice President & General Counsel                     Vice President,
                                                                                   Assistant Secretary
S. Courtney E. Collier        Vice President & Assistant Secretary                         --
Robert Crudup                 Vice President & Managing Director                           --
Barbara Doyne                 Vice President                                               --
Jeff Drennen                  Vice President                                               --
James Foggo                   Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Vic Galef                     Vice President & Managing Director                           --
Lydia A. Gavalis              Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Greg Gettinger                Vice President & Assistant Secretary                         --
Kathy Heilig                  Vice President                                               --
Jeff Jacobs                   Vice President                                               --
Samuel King                   Vice President                                               --
Kim Kirk                      Vice President & Managing Director                           --
John Krzeminski               Vice President & Managing Director                           --
Carolyn McLaurin              Vice President & Managing Director                           --
W. Kelso Morrill              Vice President                                               --
Mark Nagle                    Vice President                                       Controller & Chief
                                                                                   Financial Officer
Joanne Nelson                 Vice President                                               --
Joseph M. O'Donnell           Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Sandra K. Orlow               Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Cynthia M. Parrish            Vice President & Assistant Secretary                         --
Kim Rainey                    Vice President                                               --
Rob Redican                   Vice President                                               --
Maria Rinehart                Vice President                                               --
Mark Samuels                  Vice President & Managing Director                           --
Steve Smith                   Vice President                                               --
Daniel Spaventa               Vice President                                               --
Kathryn L. Stanton            Vice President & Assistant Secretary                         --
Lydia J. Streigel             Vice President & Assistant Secretary                 Vice President,
                                                                                   Assistant Secretary
Lori L. White                 Vice President & Assistant Secretary                         --
Wayne M. Withrow              Vice President & Managing Director                           --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

                                    First Union National Bank
                                    123 Broad Street
                                    Philadelphia, PA 19109

                                    HANCOCK HORIZON FUNDS
                                    Hancock Bank and Trust
                                    One Hancock Plaza
                                    P.O. Box 4019
                                    Gulfport, MS 39502

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                                    SEI Investment Mutual Funds Services
                                    Oaks, PA 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Advisers:

                                    GOLDEN OAK PORTFOLIOS
                                    Citizens Bank
                                    One Citizens Banking Plaza
                                    Flint, MI 48502

                                    Wellington Management Company, LLP
                                    75 State Street
                                    Boston, MA 02109

                                    Systematic Financial Management, L.P.
                                    300 Frank W. Burr Blvd.
                                    Glenpointe East, 7th Floor
                                    Teaneck, NJ 07666

                                    Nicholas-Applegate Capital Management LP
                                    600 West Broadway
                                    29th Floor
                                    San Diego, CA 92101

                                    BlackRock International Ltd.
                                    7 Castle Street
                                    Edinburgh, Scotland EH2 3AH

                                    OVB PORTFOLIOS
                                    One Valley Bank, National Association
                                    One Valley Square
                                    Charleston, WV 25301

                                    Wellington Management Company, LLP
                                    75 State Street
                                    Boston, MA 02109

                                    HANCOCK HORIZON FUNDS
                                    Hancock Bank
                                    One Hancock Plaza
                                    P.O. Box 4019
                                    Gulfport, MS 39502

                                    Weiss, Peck & Greer, LLC
                                    One New York Plaza
                                    New York, NY 10004

ITEM 29. MANAGEMENT SERVICES:

         None.

ITEM 30. UNDERTAKINGS:

         NONE

                                     NOTICE

         A copy of the Agreement and Declaration of Trust for The Arbor Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of May, 2000.

                                                         THE ARBOR FUND

                                                 By: /s/ MARK E. NAGLE
                                                    ----------------------------
                                                        Mark E. Nagle, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


              *                    Trustee                  May 30, 2000
---------------------------
John T. Cooney

              *                    Trustee                  May 30, 2000
---------------------------
William M. Doran

              *                    Trustee                  May 30, 2000
---------------------------
Robert A. Nesher

              *                    Trustee                  May 30, 2000
---------------------------
Robert A. Patterson

              *                    Trustee                  May 30, 2000
---------------------------
Eugene B. Peters

              *                    Trustee                  May 30, 2000
---------------------------
James M. Storey

              *                    Trustee                  May 30, 2000
---------------------------
George J. Sullivan, Jr.

/s/ Mark E. Nagle
---------------------------        President, Controller &  May 30, 2000
Mark E. Nagle                      Chief Financial Officer

*By:     /s/ MARK E. NAGLE
         ---------------------------
         Mark E. Nagle
         Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT

EX-99.A           Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form
                  N-1A (File No. 33-50718) with the Securities and Exchange
                  Commission on August 11, 1992, is incorporated herein by
                  reference to exhibit 1 of Post-Effective Amendment No. 17
                  filed with the Securities and Exchange Commission on April 2,
                  1997.
EX-99.B           Registrant's By-Laws are incorporated herein by reference to
                  Exhibit 2 of Post-Effective Amendment No. 20 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.C           Not Applicable.
EX-99.D1          Investment Advisory Agreement between the Registrant and
                  Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak
                  Intermediate-Term Income Portfolio, Golden Oak Michigan Tax
                  Free Bond Portfolio and Golden Oak Prime Obligation Money
                  Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective
                  Amendment No. 17 filed with the Securities and Exchange
                  Commission on April 2, 1997.
EX-99.D2          Investment Sub-Advisory Agreement by and among Registrant,
                  Citizens Commercial and Savings Bank and Wellington Management
                  Company, LLP with respect to the Golden Oak Prime Obligation
                  Money Market Portfolio, originally filed as exhibit 5(c), is incorporated herein by reference to Exhibit 5(c) of Pre-Effective Amendment No. 2 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on January 13, 1993.
EX-99.D3          Investment Advisory Agreement between the Registrant and One
                  Valley Bank, National Association with respect to the OVB
                  Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) of Post-Effective
                  Amendment No. 17 filed with the Securities and Exchange
                  Commission on April 2, 1997.
EX-99.D4          Investment Sub-Advisory Agreement by and among the Registrant,
                  One Valley Bank, National Association, and Wellington
                  Management Company, LLP with respect to the OVB Prime
                  Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of Post-Effective
                  Amendment No. 17 filed with the Securities and Exchange
                  Commission on April 2, 1997.

EX-99.D5          Investment Advisory Agreement between the Registrant and
                  Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) with the Securities and Exchange Commission on June
                  2, 1994, is incorporated herein by reference to exhibit 5(f)
                  of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
EX-99.D6          Schedule B to Investment Advisory Agreement between the
                  Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  September 30, 1994 is incorporated herein by reference to
                  exhibit 5(g) of Post-Effective Amendment No. 18 filed with the
                  Securities and Exchange Commission on May 30, 1997.
EX-99.D7          Schedule to the Investment Advisory Agreement between
                  Registrant and Capitoline Investment Services Incorporated
                  with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) with the Securities and Exchange Commission on
                  August 11, 1995, is incorporated herein by reference to
                  exhibit 5(h) of Post-Effective Amendment No. 17 filed with the
                  Securities and Exchange Commission on April 2, 1997.
EX-99.D8          Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management
                  with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 29, 1996.
EX-99.D9          Investment Advisory Agreement between the Registrant and One
                  Valley Bank, National Association with respect to the OVB
                  Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  February 28, 1997.
EX-99.D10         Investment Sub-Advisory Agreement by and among the Registrant,
                  Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated
                  herein by reference to exhibit 5(j) of Post-Effective
                  Amendment No. 20 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-50718), filed with the Securities and
                  Exchange Commission on March 30, 1998.
EX-99.D11         Amendment to Investment Sub-Advisory Agreement between
                  Citizens Bank and Nicholas-Applegate Capital Management is
                  incorporated herein by reference to exhibit 5(h) of
                  Post-Effective Amendment No. 20 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with the
                  Securities and Exchange Commission on March 30, 1998.
EX-99.D12         Schedule A to the Investment Advisory Agreement between
                  Registrant and Citizens Bank is incorporated herein by reference to Exhibit D(12) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

EX-99.D13         Amendment to the Investment Sub-Advisory Agreement by and
                  between Citizens Bank and Systematic Financial Management,
                  L.P. is incorporated herein by reference to Exhibit D(13) of
                  Post-Effective Amendment No. 23 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with The
                  Securities and Exchange Commission on April 1, 1999.
EX-99.D14         Amended Schedule A dated February 22, 1999 to the Investment
                  Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to Exhibit D(14) of
                  Post-Effective Amendment No. 23 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with The
                  Securities and Exchange Commission on April 1, 1999.
EX-99.D15         Amendment No. 2 dated February 22, 1999 to the Investment
                  Sub-Advisory Agreement between Citizens Bank and
                  Nicholas-Applegate Capital Management is incorporated herein by reference to Exhibit D(5) of Post-Effective Amendment no.
                  24 filed with the Securities and Exchange Commission on May
                  28, 1999.
EX-99.D16         Investment Advisory Agreement between the Registrant and
                  Hancock Bank and Trust with respect to the Hancock Bank
                  Treasury Securities Money Market Fund, Hancock Bank Tax Exempt
                  Money Market Fund, Hancock Bank Growth and Income Fund and
                  Hancock Bank Strategic Income Fund, is incorporated herein by reference to Exhibit D(16) of Post-Effective Amendment no. 27
                  to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.D17         Investment Sub-Advisory Agreement between and among
                  Registrant, Hancock Bank and Trust and Weiss, Peck & Greer
                  L.L.C. with respect to the Hancock Bank Tax Exempt Money
                  Market Fund is incorporated herein by reference to Exhibit
                  D(17) of Post-Effective Amendment no. 27 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.
EX-99.D18         Investment Sub-Advisory Agreement between and among the
                  Registrant, Citizens Commercial and Savings Bank and BlackRock
                  International, Ltd., with respect to the Golden Oak
                  International Equity Portfolio is filed herewith.
EX-99.D19         Form of Amendment to Investment Sub-Advisory Agreement
                  between and among Registrant, Hancock Bank and Weiss, Peck &
                  Greer L.L.C. with respect to the Hancock Horizon Tax Exempt
                  Money Market Fund is filed herewith.
EX-99.E1          Distribution Agreement between Registrant and SEI Financial
                  Services Company, originally filed with Pre-Effective
                  Amendment No. 1 to Registrant's Registration Statement on Form
                  N-1A (File No. 33-50718) with the Securities and Exchange
                  Commission on October 14, 1992, is incorporated herein by reference to exhibit 6(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
EX-99.E2          Transfer Agent Agreement between Registrant and SEI Financial
                  Management Corporation is incorporated herein by reference to
                  Exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on January 13,
                  1993.

EX-99.E3          Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to Exhibit 6(c) of
                  Post-Effective Amendment No. 12 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on May 31, 1995.
EX-99.E4          Transfer Agent Agreement between Registrant and Supervised
                  Service Company is incorporated herein by reference to
                  Exhibit 6(d) of Post-Effective Amendment No. 12 to
                  Registrant's Registration Statement on Form N-1A (File
                  No. 33-50718) filed with the Securities and Exchange
                  Commission on May 31, 1995.
EX-99.E5          Amendment to Transfer Agent Agreement between Registrant and
                  Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.E6          Amended and restated Schedule A, relating to The Golden Oak
                  Family of Funds, to the Distribution Plan is incorporated
                  herein by reference to Exhibit E(6) of Post-Effective
                  Amendment No. 23 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-50718), filed with The Securities and
                  Exchange Commission on April 1, 1999.
EX-99.E7          Form of Transfer Agency and Service Agreement between
                  Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit E(7) of Post-Effective Amendment no.
                  27 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-50718) filed with the Securities and Exchange
                  Commission on March 16, 2000.
EX-99.F           Not Applicable.
EX-99.G1          Custodian Agreement between Registrant and CoreStates Bank
                  N.A., originally filed with Pre-Effective Amendment No. 1 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
EX-99.G2          Custodian Agreement between Registrant and Crestar Bank,
                  originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit
                  8(b) of Post-Effective Amendment No. 18 filed with the
                  Securities and Exchange Commission on May 30, 1997.
EX-99.G3          Amendment to Custodian Agreement between Registrant and
                  Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.G4          Form of Custody Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit G(4) of Post-Effective Amendment no. 27 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.G5 Custodian Agreement between Registrant and State Street Bank will be filed by later amendment.
EX-99.H1 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on July 29, 1993.
EX-99.H2 Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.H3 Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.H4 Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.
EX-99.H5 Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.
EX-99.H6 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H7          Schedule relating to the Prime Obligations Fund, to
                  Administration Agreement by and between Registrant and SEI
                  Financial Management Corporation, originally filed as exhibit
                  5(p) with Post-Effective Amendment No. 13 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is
                  incorporated herein by reference to exhibit 9(g) of
                  Post-Effective Amendment No. 17 filed with the Securities and
                  Exchange Commission on April 2, 1997.
EX-99.H8          Consent to Assignment and Assumption of Administration
                  Agreement between the Registrant and SEI Financial Management
                  Corporation, dated January 28, 1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of
                  Post-Effective Amendment No. 17 filed with the Securities and
                  Exchange Commission on April 2, 1997.
EX-99.H9          Consent to Assignment and Assumption of Administration
                  Agreement between the Registrant and SEI Financial Management
                  Corporation, dated June 1, 1996, to SEI Fund Resources is
                  incorporated herein by reference to exhibit 9(i) of
                  Post-Effective Amendment No. 20 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with the
                  Securities and Exchange Commission on March 30, 1998.
EX-99.H10         Schedule dated November 23, 1998 to the Administration
                  Agreement, relating to the OVB Family of Funds, between the
                  Registrant and SEI Financial Management Corporation is
                  incorporated herein by reference to exhibit H(10) of
                  Post-Effective Amendment No. 23 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with The
                  Securities and Exchange Commission on April 1, 1999.
EX-99.H11         Schedule dated February 22, 1999 to the Administration
                  Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit H(11) of Post-Effective Amendment No.
                  23 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-50718), filed with The Securities and Exchange
                  Commission on April 1, 1999.
EX-99.H12         Schedule relating to the Hancock Bank Treasury Securities
                  Money Market Fund, Hancock Bank Tax Exempt Money Market Fund,
                  Hancock Bank Strategic Income Fund and Hancock Bank Growth and
                  Income Fund, to the Administration Agreement by and between
                  Registrant and SEI Fund Resources is incorporated herein by reference to exhibit H(12) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.H13         Revised Schedule relating to the Golden Oak International
                  Equity Portfolio, to the Administration Agreement is filed herewith.
EX-99.H14         Revised Schedule relating to the Hancock Horizon Funds, to the
                  Administration Agreement is filed herewith.
EX-99.H15         Form of Shareholder Services Plan relating to The Hancock Bank
                  Family of Funds is filed herewith.
EX-99.I           Opinion and Consent of Counsel is filed herewith.
EX-99.J1          Consent of Independent Public Accountants
                  (PricewaterhouseCoopers, LLP) for the Golden Oak Funds is filed herewith.

EX-99.J2          Consent of Independent Public Accountants
                  (PricewaterhouseCoopers, LLP) for the One Valley Bank Funds is
                  filed herewith.
EX-99.K           Not Applicable.
EX-99.L           Not Applicable.
EX-99.M1          Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income Portfolio) originally filed with Pre-Effective
                  Amendment No. 1 to Registrant's Registration Statement on Form
                  N-1A (File No. 33-50718) with the Securities and Exchange
                  Commission on October 14, 1992 is incorporated herein by
                  reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2,
                  1997.
EX-99.M2          Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios originally filed with
                  Post-Effective Amendment No. 6 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993 incorporated herein by reference to exhibit 15(b) of Post-Effective
                  Amendment No. 17 filed with the Securities and Exchange
                  Commission on April 2, 1997.
EX-99.M3          Registrant's Distribution Plan with respect to the Class B
                  Shares of the Golden Oak Growth and Income Portfolio is
                  incorporated herein by reference to exhibit M(3) of
                  Post-Effective Amendment No. 20 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718), filed with the
                  Securities and Exchange Commission on March 30, 1998.
EX-99.M4          Rule 18f-3 Multi-Class Plan originally filed with
                  Post-Effective Amendment No. 12 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995 is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No.
                  17 filed with the Securities and Exchange Commission on April
                  2, 1997.
EX-99.M5          Distribution and Service Plan relating to The Golden Oak
                  Family of Funds is filed herewith.
EX-99.M6          Amended and restated Schedule A, relating to The Golden Oak
                  Family of Funds to the Distribution Plan is filed herewith.
EX-99.M7          Revised Distribution Plan relating to The Hancock Bank Family of Funds is filed herewith.
EX-99.N1          Amended and restated Rule 18f-3 Multi-Class Plan and
                  Certificates of Class Designation are incorporated herein by reference to exhibit N(1) of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.N2          Amended and restated Rule 18f-3 Multi-Class Plan is filed
                  herewith.
EX-99.O           Not Applicable.
EX-99.P1          SEI Investments Company Code of Ethics and Insider Trading
                  Policy is incorporated herein by reference to Exhibit P1 of Post-Effective Amendment no. 27 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on March 16, 2000.
EX-99.P2          Systematic Financial Management, L.P., Code of Ethics is
                  incorporated herein by reference to Exhibit P2 of Post-Effective Amendment no. 27 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on March 16, 2000.

EX-99.P3          Citizens Bank Code of Ethics is incorporated herein by
                  reference to Exhibit P3 of Post-Effective Amendment no. 27 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.P4          Wellington Management Company, LLP, Code of Ethics is
                  incorporated herein by reference to Exhibit P4 of
                  Post-Effective Amendment no. 27 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on March 16, 2000.
EX-99.P5          Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to Exhibit P5 of Post-Effective Amendment
                  no. 27 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-50718) filed with the Securities and Exchange
                  Commission on March 16, 2000.
EX-99.P6          One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to Exhibit P6 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.P7          Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit P7 of Post-Effective Amendment no. 27 to Registrant's Registration Statement on Form N-1A (File No.
                  33-50718) filed with the Securities and Exchange Commission on
                  March 16, 2000.
EX-99.P8          Nicholas-Applegate Capital Management, LP, Code of Ethics is
                  incorporated herein by reference to Exhibit P8 of
                  Post-Effective Amendment no. 27 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-50718) filed with the
                  Securities and Exchange Commission on March 16, 2000.
EX-99.P9          BlackRock International, Ltd., Code of Ethics is filed
                  herewith.
EX-99.P10         The Arbor Fund Code of Ethics is filed herewith.
EX-99.P11         Revised SEI Investments Company Code of Ethics and Insider
                  Trading Policy dated April 2000 is filed herewith.
EX-99.P12         Revised Systematic Financial Management, L.P., Code of Ethics
                  is filed herewith.
EX-99.P13         Revised One Valley Bank, N.A., Code of Ethics is filed
                  herewith.
EX-99.Q           Powers of Attorney for John T. Cooney, William M. Doran,
                  Frank E. Morris, Mark E. Nagle, Robert A. Nesher, Robert A.
                  Patterson, Eugene B. Peters, George J. Sullivan and James M.
                  Storey are incorporated herein by reference to Post-Effective
                  Amendment no. 27 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-50718) filed with the Securities and
                  Exchange Commission on March 16, 2000.